  [NEW ENGLAND FINANCIAL LOGO APPEARS HERE]


  American Growth Series
  Individual Variable Annuity Contracts

  Offered by New England Life Insurance Company
  501 Boylston Street, Boston, Massachusetts 02116-3700

  Prospectuses

  August 3, 1998

                               TABLE OF CONTENTS

American Growth Series Prospectus.......................................... A-1
New England Zenith Fund Prospectus......................................... B-1
Submission Requirements.................................................... C-1
  Application
  Substitute W9, Registered Representative and NSP-244 Information
  Trustee Certification
  Dollar Cost Averaging and Settlement Option Election
  MSA/ACH and Systematic Withdrawal Election
  Transfer Request
Prospectus Receipt

                            AMERICAN GROWTH SERIES

                     Individual Variable Annuity Contracts
                                   Issued By
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus offers individual flexible and single purchase payment variable annuity contracts (the "Contracts") that are currently intended for use with certain retirement plans that qualify for tax benefited treatment under the Internal Revenue Code (the "Code"), for individual use, and for use with plans and trusts not qualifying under the Code for tax benefited treatment. The Contracts are not intended for use with Section 403(b) plans subject to ERISA. See "Retirement Plans Offering Federal Tax Benefits" for more information. All purchase payments made under the Contracts may be allocated to New England Variable Annuity Separate Account (the "Variable Account"), a separate investment account of New England Life Insurance Company ("NELICO" or the "Company"). Assets of the Variable Account are invested in shares of certain Series of the New England Zenith Fund (collectively, the "Eligible Funds"). See "Investments of the Variable Account." The owner of a Contract chooses the Eligible Funds in which the purchase payments are invested and may change the choice of Eligible Funds at any time. Any one or a combination of the following Eligible Funds may be selected, within limits:

Loomis Sayles Small Cap Series           Loomis Sayles Balanced Series
Morgan Stanley International Magnum      Salomon Brothers Strategic Bond
 Equity Series                            Opportunities Series
Alger Equity Growth Series               Back Bay Advisors Bond Income Series
Goldman Sachs Midcap Value Series        Salomon Brothers U.S. Government
Davis Venture Value Series                Series
Westpeak Growth and Income Series        Back Bay Advisors Money Market Series

  A Fixed Account option is also available in states that have approved this option. (See "The Fixed Account" for more information.) Special limits apply to transfers of Contract Value to and from the Fixed Account.

  This prospectus sets forth concisely the information about the Contracts that a prospective investor ought to know before investing. The prospectus should be read carefully and retained for future reference.

  Certain additional information about the Contracts is contained in a Statement of Additional Information ("SAI") dated August 3, 1998, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the SAI appears on page A-55 of this prospectus. The SAI is available without charge and may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston St., Boston, Massachusetts 02116 or telephoning 1-800-356-5015.

  New England Securities, an indirect subsidiary of NELICO, serves as principal underwriter for the Variable Account.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              August 3, 1998

  THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE NEW ENGLAND ZENITH FUND AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

  AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS

                                                                           PAGE
                                                                           ----
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS.........................  A-4
HIGHLIGHTS................................................................  A-6
EXPENSE TABLE.............................................................  A-9
HOW THE CONTRACT WORKS.................................................... A-13
THE COMPANY............................................................... A-14
THE VARIABLE ACCOUNT...................................................... A-14
INVESTMENTS OF THE VARIABLE ACCOUNT....................................... A-14
 Investment Advice........................................................ A-16
 Substitution of Investments.............................................. A-16
GUARANTEED OPTION......................................................... A-17
THE CONTRACTS............................................................. A-17
 Purchase Payments........................................................ A-17
 Allocation of Purchase Payments.......................................... A-18
 Contract Value and Accumulation Unit Value............................... A-18
 Payment on Death Prior to Annuitization.................................. A-19
 Transfer Privilege....................................................... A-22
 Dollar Cost Averaging.................................................... A-23
 Surrenders............................................................... A-24
 Systematic Withdrawals................................................... A-25
 Loan Provision for Certain Tax Benefited Retirement Plans................ A-25
 Disability Benefit Rider................................................. A-27
 Suspension of Payments................................................... A-27
 Ownership Rights......................................................... A-28
 Requests and Elections................................................... A-28
 Ten Day Right to Review.................................................. A-28
ADMINISTRATION CHARGES, CONTINGENT DEFERRED SALES CHARGE AND OTHER DEDUC-
 TIONS.................................................................... A-29
 Administration Charges................................................... A-29
 Mortality and Expense Risk Charge........................................ A-30
 Contingent Deferred Sales Charge......................................... A-30
 Premium Tax Charge....................................................... A-32
 Other Expenses........................................................... A-33
 Charges Under Contracts Purchased by Exchanging a Fund I, Preference or
  Zenith Accumulator Contract............................................. A-33
ANNUITY PAYMENTS.......................................................... A-34
 Election of Annuity...................................................... A-34
 Annuity Options.......................................................... A-35
AMOUNT OF VARIABLE ANNUITY PAYMENTS....................................... A-36
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS............................ A-37
FEDERAL INCOME TAX STATUS................................................. A-38
 Introduction............................................................. A-38
 Taxation of the Company.................................................. A-38
 Tax Status of the Contract............................................... A-39
 Taxation of Annuities.................................................... A-40
 Qualified Contracts...................................................... A-41
 Withholding.............................................................. A-45
 Possible Changes in Taxation............................................. A-45
 Other Tax Consequences................................................... A-45
 General.................................................................. A-46
VOTING RIGHTS............................................................. A-46

                                                                            PAGE
                                                                            ----
DISTRIBUTION OF CONTRACTS.................................................. A-47
THE FIXED ACCOUNT.......................................................... A-47
 General Description of the Fixed Account.................................. A-47
 Contract Value and Fixed Account Transactions............................. A-48
FINANCIAL STATEMENTS....................................................... A-49
INVESTMENT EXPERIENCE INFORMATION.......................................... A-49
APPENDIX A: Consumer Tips.................................................. A-52
APPENDIX B: Contingent Deferred Sales Charge............................... A-53
APPENDIX C: Premium Tax.................................................... A-54

               GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  ACCUMULATION UNIT. An accounting device used to calculate the Contract Value prior to annuitization.

  ACCUMULATION UNIT VALUE. The value of an Accumulation Unit, determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open. The Accumulation Unit Value of a sub-account reflects the net investment experience of the underlying Eligible Fund and daily deductions for the Mortality and Expense Risk Charge and Administration Asset Charge.

  ADMINISTRATION ASSET CHARGE. A charge deducted daily from the assets of each sub-account of the Variable Account to cover the Company's cost of providing certain administrative services relating to the Contracts and the Variable Account. On an annualized basis, the charge equals .10% of daily net assets.

  ADMINISTRATION CONTRACT CHARGE. A charge deducted annually from the Contract Value in the Variable Account to cover the Company's cost of providing certain administrative services relating to the Contracts and the Variable Account. The charge is the lesser of 2% of the total Contract Value or $30.

  ANNUITANT. The person on whose life the Contract is issued.

  ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier surrender of the Contract.

  ANNUITY UNIT. An accounting device used to calculate the dollar amount of annuity payments.

  BENEFICIARY. The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract Owner is not a natural person) dies before annuitization of the Contract.

  COMMUTATION RIGHT. The payee's right, under certain variable annuity payment options, to withdraw the commuted value of remaining annuity income payments. The commuted value is calculated based on the assumed interest rate under the Contract. (See "Annuity Payments--Annuity Options.")

  CONTINGENT ANNUITANT. If designated in the application, the person who becomes the Annuitant under the Contract if the Annuitant dies prior to annuitization. A Contingent Annuitant must be designated for individually owned Contracts where the Contract Owner and Annuitant are not the same. The Contingent Annuitant must be a Contract Owner. The Contingent Annuitant cannot be changed after the death of the Annuitant.

  CONTINGENT DEFERRED SALES CHARGE. A charge deducted upon certain full and partial surrenders and applications of proceeds to certain annuity payment options, or, in certain circumstances, upon withdrawal of amounts that were applied to an annuity payment option. In addition, in states where the maximum maturity age permitted by law is less than 95, a Contingent Deferred Sales Charge may apply at the Maturity Date.

  CONTRACT DATE. The date shown as the Contract Date in the Contract.

  CONTRACT OWNER. The person so designated in the application or as subsequently changed.

  CONTRACT VALUE. On or before annuitization, the value obtained by multiplying the number of Accumulation Units credited to the Contract by the appropriate current Accumulation Unit Value. Under Contracts that permit Contract loans, the Contract Value also includes the amount of Contract Value transferred to the Company's general account as a result of a loan and any interest credited on that amount. Under Contracts with the Fixed Account option, the Contract Value also includes the amount of Contract Value allocated to the Fixed Account.

  CONTRACT YEAR. A twelve month period commencing with the Contract Date and with each Contract anniversary thereafter.

  DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount payable by the Company, prior to annuitization, upon receipt of due proof of the death of the Contract Owner (or of the death of the first Contract Owner to die under a jointly owned Contract) and election of payment. For a Contract that is not owned by an individual, the Death Proceeds are payable upon receipt of due proof of the death of the Annuitant (and election of payment) prior to annuitization. The Death Proceeds are guaranteed to be no less than the purchase payments made, adjusted for any previous surrenders or outstanding loans. However, after the first six months of the first Contract Year, a higher (but never a lower) guarantee may apply, depending on your Contract Value. In certain states, the Death Proceeds will be reduced by the applicable premium tax charge.

  ELIGIBLE FUNDS. The mutual fund portfolios in which the Variable Account invests. Eligible Funds currently available consist of 11 Series of the New England Zenith Fund. Purchase payments allocated to the Variable Account may be invested in shares of one or more of these Series, as described in "Investments of the Variable Account."

  FIXED ACCOUNT. A part of the Company's general account to which net purchase payments may be allocated under certain Contracts. The Fixed Account provides guarantees of principal and interest. Special limits apply to transfers of Contract Value to and from the Fixed Account. See "Contract Value and Fixed Account Transactions."

  MATURITY DATE. The date on which annuity payments are to commence, unless the Contract Owner applies the Contract Value to an annuity payment option at an earlier date. The Maturity Date will be the date when the older of the Contract Owner(s) and the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less).

  MORTALITY AND EXPENSE RISK CHARGE. A charge deducted daily from the assets of each sub-account of the Variable Account to compensate the Company for assuming certain mortality and expense risks under the Contracts. On an annualized basis, the charge equals 1.30% of daily net assets.

  PAYEE. Any person or entity entitled to receive payment in one sum or under an annuity payment option. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to payments upon death of the Contract Owner (or Annuitant, if the Contract is not owned in an individual capacity), and (iii) in the event of surrender or partial surrender of the Contract, the Contract Owner.

  PREMIUM TAX CHARGE. A charge to recover premium taxes which the Company pays to certain states.

  PURCHASE PAYMENTS. Amounts paid to the Company for investment in the Contract.

  SYSTEMATIC WITHDRAWALS. A method of distributing your Contract Value which involves a series of partial surrenders.

  TEN DAY RIGHT TO REVIEW. Within 10 days (or more if required by law) of your receipt of an issued Contract you may return it to the Company or its agent for cancellation. Upon cancellation of the Contract, the Company will return to you the Contract Value (or, if required by state law, all purchase payments made).

  VARIABLE ACCOUNT. A separate investment account of the Company designated as the New England Variable Annuity Separate Account. The Variable Account is divided into sub-accounts, each of which invests in shares of one of the Eligible Funds.

  VARIABLE ANNUITY. An annuity providing for payments varying in amount in accordance with the investment experience of the assets of a separate investment account.

                                  HIGHLIGHTS

  This prospectus describes Contracts under which purchase payments are allocated to the Variable Account. If the Fixed Account is available under your Contract, you may allocate all or part of your purchase payments or transfer all or part of your Contract Value to that account. For a description of the Fixed Account, the rules regarding transactions which involve the Fixed Account (such as special restrictions on transfers of Contract Value to and from the Fixed Account), and the way in which the Fixed Account affects the Contract Value, see "The Fixed Account." You should review "The Fixed Account" carefully before allocating purchase payments or Contract Value to that account.

TAX DEFERRED VARIABLE ANNUITIES:

  Taxation of earnings under variable annuities is generally deferred until amounts are withdrawn or distributions made. The deferral of taxes on earnings under variable annuities is designed to encourage long-term personal savings and supplemental retirement plans.

THE CONTRACT:

  The American Growth Series is a variable annuity issued by the Company. The variable annuity provides for variable payments to commence at the Maturity Date. The Contract Owner may, however, surrender the Contract and apply the proceeds to an annuity payment option at an earlier date. Annuity payments generally are made on a monthly basis and will vary in amount according to the annuity payment option selected and the investment results of the underlying Eligible Fund(s). (See "Annuity Payments.")

PURCHASE PAYMENTS:

  Under current rules, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250, with the following exceptions. For Contracts issued in connection with individual retirement accounts under
Section 408(a) of the Code or individual retirement annuities under Section 408(b) of the Code (both referred to as "IRAs"), and Roth IRAs under Section 408A of the Code ("Roth IRAs") the Company will accept a minimum initial purchase payment as low as $2,000, and monthly purchase payments as low as $100 per month if you choose to have them withdrawn from your bank checking account or New England Cash Management Trust account, a service known as the Master Service Account arrangement ("MSA"). For Contracts issued in connection with other types of retirement plans qualifying for tax-benefited treatment under the Code, the Company will accept monthly purchase payments as low as $50 per month if payments are made through a group billing arrangement (also known as a "list bill" arrangement). For all other Contracts, the Company will accept monthly purchase payments as low as $100 per month if they are made through MSA. In the case of a Contract issued in exchange for a contract issued by New England Variable Annuity Fund I (a "Fund I contract"), New England Retirement Investment Account (a "Preference contract"), or The New England Variable Account (a "Zenith Accumulator contract") (each an "old contract"), the Company may consent to waive the minimum initial and subsequent purchase payment amounts to correspond with the terms of the old contract. The Company reserves the right to limit purchase payments made in any Contract Year or in total under a Contract. The Company currently reserves the right not to accept any purchase payment that, when combined with the Contract Value under all Contracts owned by a Single Contract Owner, would exceed $1,000,000. Under current rules, in no event will the Company accept a purchase payment that, when combined with the Contract Value under all Contracts owned by a Single Contract Owner, would exceed $5,000,000. If a Contract Owner selects a single purchase payment Contract in the application, the Company reserves the right not to accept any additional purchase payments. No purchase payment may be made (1) within seven years prior to the Contract's Maturity Date (except under Contracts issued in Pennsylvania or New York), or
(2) after a Contract Owner (or after the Annuitant, if the Contract is not owned in an individual capacity) reaches age 86. (See "Purchase Payments.")

OWNERSHIP:

  The Contracts may be purchased and owned by an individual, an employer, a trust, a corporation, a partnership, a custodian or any entity specified in an eligible employee benefit plan. The Contracts are intended for use with the following retirement plans which offer Federal tax benefits: plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans"), certain annuity plans under Section 403(b) of the Code ("TSA Plans"), IRAs, including Roth IRAs, simplified employee pension plans and salary reduction simplified employee pension plans under Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs"), eligible deferred compensation plans under Section 457 of the Code ("Section 457 Plans"), and governmental plans within the meaning of
Section 414(d) of the Code ("Governmental Plans"). See "Retirement Plans Offering Federal Tax Benefits." The Contracts may not yet be available to all of the foregoing types of plans pending appropriate state approvals. The Company may make the Contracts available for use with Section 401(k) plans. The Contracts are not currently available to other plans, such as TSA Plans subject to ERISA, that qualify for tax benefits under the Code.

  A Contract may have joint owners. If the Annuitant is not the Contract Owner and the Contract Owner is an individual, then the Contract Owner must be the Contingent Annuitant. Under a jointly owned Contract, if the Annuitant is not one of the Contract Owners, then one Contract Owner must be the Contingent Annuitant. Where a Contract is used to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and no Contingent Annuitant will be allowed.

  The Company relies on instructions from trustees and custodians, as Contract Owners, who may exercise certain rights under the Contracts on behalf of plan participants. In any event, references to "you" in this prospectus refer to the Contract Owner(s) or to plan participants who may be entitled to instruct their trustee or custodian with regard to the exercise of these rights. (See "Ownership Rights.")

INVESTMENT OPTIONS:

  You may allocate purchase payments to the Eligible Funds or to the Fixed Account (if available under your Contract). Your Contract Value may be distributed among no more than 10 accounts (including the Fixed Account) at any time.

  You may change your allocation of future purchase payments. It is the Company's position that, under current tax law, you may also transfer Contract Value between Eligible Funds without incurring federal income tax consequences. The Company reserves the right to limit the number and amount of transfers and charge a transfer fee. Currently the Company does not charge a transfer fee or limit the number of transfers prior to annuitization. However, special limits apply in situations which the Company determines involve "market-timing." (See "Transfer Privilege" for more information.) Currently, the Company's rules for transfers prior to annuitization generally require that the amount transferred to or from any sub-account must be at least $100. After variable annuity payments begin, the Company allows one transfer per year in total without Company consent. Special limits apply to transfers of Contract Value to and from the Fixed Account. (See "The Fixed Account" for a description of transfers involving that account.) The maximum amount which can be transferred is $500,000 per transaction.

CHARGES:

  No sales charges are deducted from purchase payments before they are invested in the Contract. The Company currently imposes a premium tax charge under Contracts on the lives of Annuitants residing in states imposing premium taxes. (See Appendix C.) Generally, the Company deducts any applicable premium tax charge from the Contract Value on the date when annuity payments begin. In South Dakota the Company deducts the premium tax charge at the earliest of: a full or partial surrender, annuitization or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision) due to the death of a Contract Owner (or Annuitant under a Contract not owned in an individual capacity). (See "Premium Tax Charge.") For assuming mortality and expense risks under the Contract, the Company deducts an amount equal to an annual rate of 1.30% of the daily net assets of the Variable Account. (See "Mortality and Expense Risk Charge.") The Company deducts an amount equal to an annual rate of .10% of the daily net assets of the Variable Account for administrative expenses and also imposes an annual administration charge against your Contract Value in the Variable Account, equal to the lesser of 2% of the total Contract Value (including any Contract Value you have allocated to the Fixed Account and any Contract Value held in the Company's general account as the result of a loan) and $30. (The annual administration charge will be waived for any Contract Year in which the Contract Value reaches a certain amount established by the Company. In addition, the charge will not apply if the entire Contract Value is allocated to the Fixed Account. See "Administration Charges.")

  A Contingent Deferred Sales Charge will be imposed on certain full and partial surrenders and applications of proceeds to certain annuity payment options, or, in certain circumstances, on withdrawal of amounts that were applied to an annuity payment option. (See "Contingent Deferred Sales Charge.") In addition, a Contingent Deferred Sales Charge may apply at the Maturity Date under Contracts issued in Pennsylvania or New York, if at that time a purchase payment has been invested less than seven years. The Contingent Deferred Sales Charge is a maximum of 7% of each purchase payment made. In no event will the amount of the Contingent Deferred Sales Charge exceed the equivalent of 8% of the first $50,000 of purchase payments and 6.5% of purchase payments in excess of $50,000.

TEN DAY RIGHT TO REVIEW:

  Within 10 days (or more where required by state insurance law) after you receive the Contract you may return it to the Company or the Company's agent for cancellation. The Company will return to you the Contract Value (or, if required by state law or regulation, all purchase payments made). (See "Ten Day Right to Review.")

PAYMENT ON DEATH:

  The Contract provides for a payment to the Beneficiary if the Contract Owner dies (or if a Contract Owner under a jointly owned Contract dies) prior to annuitization. (In the case of a Contract not owned in an individual capacity, the Death Proceeds will be paid if the Annuitant dies prior to annuitization.) The Contract has a minimum guaranteed death benefit, equal to the purchase payments made under the Contract, adjusted for any previous surrenders. However, six months after the issue date of the Contract, and at six month intervals thereafter until the Contract Owner's 76th birthday, the minimum guaranteed death benefit payable is recalculated to determine whether a higher (but never a lower) guarantee will apply. (Under a jointly owned Contract, the recalculation of the minimum death benefit will be made at six month intervals until the 71st birthday of the older Contract Owner.) Any additional purchase payments will immediately increase your minimum guaranteed death benefit and any partial surrenders will immediately decrease your minimum guaranteed death benefit. The Death Proceeds payable will be the greater of the minimum guaranteed death benefit amount applicable to the Contract and the current Contract Value, reduced in either case by the amount of any outstanding loan plus accrued interest and, in certain states, by a premium tax charge. (See "Payment on Death Prior to Annuitization.")

SURRENDERS:

  Generally, you may surrender the Contract for all or a portion of the Contract Value by written request at any time prior to annuitization so long as, after a partial surrender, the remaining Contract Value is at least
$1,000. Under the Company's current rules, a partial surrender must be at least $100. (See "Surrenders." Special rules apply if the Contract is subject to a loan.) The Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the Contracts before or after the date on which the annuity payments are to begin. (See "Federal Income Tax Status.") A Contingent Deferred Sales Charge will be imposed in connection with certain Contract surrenders and applications of proceeds to certain annuity payment options, or, in certain circumstances, upon subsequent withdrawal of amounts applied to an annuity payment option. Upon a full surrender, a pro rata portion of the annual $30 administration charge and, in certain states, a premium tax charge will also be deducted. In any Contract Year, an amount may be surrendered without sales charge equal to the greater of (1) 10% of the Contract Value at the beginning of the Contract Year and (2) the excess of the Contract Value over purchase payments subject to the Contingent Deferred Sales Charge on the date of the surrender (the "free withdrawal amount"). (See "Contingent Deferred Sales Charge" for more information.)
-------------------------------------------------------------------------------

                                 EXPENSE TABLE

CONTRACT OWNER TRANSACTION EXPENSES(1)
    Sales Charge Imposed on Purchase Payments (as a percentage of pur-
     chase payments).....................................................    0%
    Maximum Contingent Deferred Sales Charge(2) (as a percentage of each
     purchase payment)...................................................    7%
    Transfer Fee(3)......................................................   $ 0
ANNUAL CONTRACT FEE
    Administration Contract Charge (per Contract)(4).....................   $30
SEPARATE ACCOUNT ANNUAL EXPENSES(5)
(as a percentage of average net assets)
    Mortality and Expense Risk Charge.................................... 1.30%
    Administration Asset Charge..........................................  .10%
                                                                          -----
        Total Separate Account Annual Expenses........................... 1.40%

                            NEW ENGLAND ZENITH FUND

OPERATING EXPENSES FOR THE YEAR ENDED 12/31/97
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER CURRENT EXPENSE CAP OR EXPENSE DEFERRAL)(6)

                                   MORGAN
                         LOOMIS    STANLEY                 GOLDMAN         WESTPEAK
                         SAYLES INTERNATIONAL               SACHS   DAVIS   GROWTH   LOOMIS
                         SMALL     MAGNUM     ALGER EQUITY MIDCAP  VENTURE   AND     SAYLES
                          CAP      EQUITY        GROWTH     VALUE   VALUE   INCOME  BALANCED
                         SERIES    SERIES        SERIES    SERIES* SERIES   SERIES   SERIES
                         ------ ------------- ------------ ------- ------- -------- --------
Management Fee.......... 1.00%       .90%         .75%      .75%    .75%     .70%     .70%
Other Expenses..........    --       .40%         .12%      .15%    .15%     .12%     .15%
                         -----      -----         ----      ----    ----     ----     ----
  Total Series Operating
   Expenses............. 1.00%      1.30%         .87%      .90%    .90%     .82%     .85%

                                        SALOMON     BACK BAY  SALOMON   BACK BAY
                                        BROTHERS    ADVISORS  BROTHERS  ADVISORS
                                     STRATEGIC BOND   BOND      U.S.     MONEY
                                     OPPORTUNITIES   INCOME  GOVERNMENT  MARKET
                                         SERIES      SERIES    SERIES    SERIES
                                     -------------- -------- ---------- --------
Management Fee......................      .65%        .40%      .55%      .35%
Other Expenses......................      .20%        .12%      .15%      .10%
                                          ----        ----      ----      ----
  Total Series Operating Expenses...      .85%        .52%      .70%      .45%

--------
* Anticipated annual operating expenses for the Goldman Sachs Midcap Value Series are based on the management fee approved by shareholders of the Series that became effective on May 1, 1998, and other expenses actually incurred for the Series for 1997.

EXAMPLE (NOTE: The examples shown below are entirely hypothetical. Although they are based on the expenses shown in the expense tables above, the examples are not representations of past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.(7)) For purchase payments allocated to each of the Series indicated:

  You would pay the following expenses on a $1,000 purchase payment assuming 1) 5% annual return on the underlying New England Zenith
   Fund Series and 2) that you surrender your Contract or that you elect to annuitize under a period certain option for a specified period of less than 15 years, at the end of each time period (a contingent deferred sales charge will apply at the end of 1 year, 3 years and 5 years):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
     Loomis Sayles Small Cap...................  $89.61 $125.03 $160.69 $278.19
     Morgan Stanley International Magnum Equi-
      ty.......................................   92.38  133.52  175.52  307.31
     Alger Equity Growth.......................   88.40  121.32  154.19  265.27
     Goldman Sachs Midcap Value................   88.68  122.18  155.69  268.26
     Davis Venture Value.......................   88.68  122.18  155.69  268.26
     Westpeak Growth and Income................   87.93  119.89  151.68  260.25
     Loomis Sayles Balanced....................   88.21  120.74  153.18  263.26
     Salomon Brothers Strategic Bond Opportuni-
      ties.....................................   88.21  120.74  153.18  263.26
     Back Bay Advisors Bond Income.............   85.14  111.27  136.47  229.56
     Salomon Brothers U.S. Government..........   86.81  116.45  145.62  248.09
     Back Bay Advisors Money Market............   84.48  109.24  132.89  222.25

  You would pay the following expenses on a $1,000 purchase payment assuming 1) 5% annual return on the underlying New England Zenith
   Fund Series and 2) that you do not surrender your Contract or that you elect to annuitize under a life contingency option, or under a period certain option for a minimum specified period of 15 years, at the end of each time period (no contingent deferred sales charge will apply)(8):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
     Loomis Sayles Small Cap...................  $24.89 $76.51  $130.69 $278.19
     Morgan Stanley International Magnum Equi-
      ty.......................................   27.88  85.45   145.52  307.31
     Alger Equity Growth.......................   23.59  72.61   124.19  265.27
     Goldman Sachs Midcap Value................   23.89  73.51   125.69  268.26
     Davis Venture Value.......................   23.89  73.51   125.69  268.26
     Westpeak Growth and Income................   23.09  71.10   121.68  260.25
     Loomis Sayles Balanced....................   23.39  72.00   123.18  263.26
     Salomon Brothers Strategic Bond Opportuni-
      ties.....................................   23.39  72.00   123.18  263.26
     Back Bay Advisors Bond Income.............   20.08  62.02   106.47  229.56
     Salomon Brothers U.S. Government..........   21.88  67.48   115.62  248.09
     Back Bay Advisors Money Market............   19.37  59.89   102.89  222.25

--------
NOTES:
(1) Premium tax charges are not shown. They range from 0% (in most states) to 3.5% of Contract Value (or if applicable, purchase payments). The amount of the premium tax charge, if any, is generally deducted from Contract Value on the date selected by the Contract Owner for the commencement of annuity benefits, but in certain states is deducted at the earliest of: a full or partial surrender, annuitization, or payment of the Death Proceeds due to the death of the Contract Owner (or Annuitant if the Contract is not owned in an individual capacity). (See "Premium Tax Charge.")
(2) The Contingent Deferred Sales Charge applies to each purchase payment and declines annually over the first seven year period the purchase payment is invested in the Contract until it reaches 0% for that purchase payment. Amounts subject to the Contingent Deferred Sales Charge will be determined by assuming that purchase payments are withdrawn (whether for a surrender or annuitization) on a "first in-first out" basis. An amount may be surrendered without sales charge in any one Contract Year equal to the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year; and (2) the excess of the Contract Value over purchase payments that are subject to the Contingent Deferred Sales Charge at the time of surrender.
(3) The Company reserves the right to limit the number and amount of transfers and impose a transfer fee.
(4) This charge is not imposed after annuitization. As a percentage of the estimated average Contract Value in the Variable Account, this fee equals .06%, based on an estimated average Contract Value of approximately
    $50,981 over the period from January 1, 1997 to December 31, 1997.
(5) These charges are not imposed on the Fixed Account after annuitization if annuity payments are made on a fixed basis.
(6) Total Series Operating Expenses are based on the amount of such expenses applied against assets at December 31, 1997, after giving effect to the applicable voluntary expense cap or expense deferral. For the Loomis
    Sayles Small Cap Series, Total Series Operating Expenses take into account a voluntary cap on expenses by TNE Advisers, Inc. ("TNE Advisers"), the Series investment adviser, which will bear all expenses that exceed 1.00% of average daily net assets. Absent this cap or any other expense reimbursement arrangement, Total Series Operating Expenses for the Loomis Sayles Small Cap Series for the year ended December 31, 1997 would have been 1.14%. Total Series Operating Expenses for the Goldman Sachs Midcap Value (formerly Loomis Sayles Avanti Growth), Westpeak Growth and Income, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series
    are after giving effect to a voluntary expense cap. For each of these Series, TNE Advisers bears those expenses (other than the management fee) that exceed 0.15% of average daily net assets. Without this cap or any other expense reimbursement arrangement, Total Series Operating Expenses for the Goldman Sachs Midcap Value (formerly Loomis Sayles Avanti Growth) for the year ended December 31, 1997 would have been .86%. For the six other Series shown, the Total Series Operating Expenses are after giving effect to a voluntary expense deferral. As of May 1, 1998 the Goldman
    Sachs Midcap Value is subject to the voluntary expense deferral described below for the six other Series shown with an annual expense limit of .90% of net assets. Under the deferral, expenses which exceed a certain limit are paid by TNE Advisers in the year they are incurred and transferred to the Series in a future year when actual expenses of the Series are below the limit. The limit on expenses for each of these Series is: 1.30% of average daily net assets for the Morgan Stanley International Magnum
    Equity Series; .90% of average daily net assets for the Alger Equity
    Growth and Davis Venture Value Series; .85% of average daily net assets for the Loomis Sayles Balanced and Salomon Brothers Strategic Bond Opportunities Series; and .70% of average daily net assets for the Salomon Brothers U.S. Government Series. Absent the expense deferral, Total Series Operating Expenses for these Series for the year ended December 31, 1997 would have been: 1.59% for Morgan Stanley International Magnum Equity Series; .86% for Loomis Sayles Balanced Series; .87% for Salomon Brothers Strategic Bond Opportunities Series and .98% for Salomon Brothers U.S. Government Series. Total Series Operating Expenses for Davis Venture Value Series would have been 0.85%, however, pursuant to the expense deferral arrangement, 0.05% was carried over from a previous year in which operating expenses exceeded the limit. The expense cap and deferral arrangements are voluntary and may be terminated at any time. See the attached prospectus of the New England Zenith Fund for more complete information.
(7) In these examples, the average Administration Contract Charge of .06% has been used. (See (4), above.)
(8) If you subsequently withdraw the commuted value of amounts placed under any of these options, the Company will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount
   that would have been deducted when you originally applied the Contract proceeds to the option. The applicable portion of the Contingent Deferred Sales Charge will be based on the ratio of (1) the number of whole months remaining at the time of withdrawal until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining, when the proceeds were applied to the option, until the date when the Contingent Deferred Sales Charge would expire.
-------------------------------------------------------------------------------

  The preceding table lists the charges and expenses incurred with respect to purchase payments invested under the Contracts. The items listed include charges deducted from purchase payments, charges assessed against Variable Account assets, and charges deducted from the assets of each of the Eligible Funds. The examples assume that the entire purchase payment was allocated initially to a single sub-account without any subsequent transfers. The purpose of the table is to assist you in understanding the various costs and expenses you will bear, directly and indirectly, as a Contract Owner.

                            HOW THE CONTRACT WORKS

---------------------------------           ---------------------------------------          ---------------------------------------
      PURCHASE PAYMENT                                 CONTRACT VALUE                         DAILY DEDUCTION FROM VARIABLE ACCOUNT

 . You can make a one-time                   . Payments are allocated to your                     . Mortality and expense risk
   investment or establish an                  choice, within limits, of Eligible                   charge of 1.30% on an
   ongoing investment program,                 Funds and/or the Fixed Account.                      annualized basis is deducted
   subject to the Company's                                                                         from the Contract
   minimum and maximum                       . The Contract Value reflects           [ARROW         Value daily.
   purchase payment guidelines.                purchase payments, investment         POINTING
---------------------------------              experience, interest credited on      RIGHT        . Administration Asset Charge of
                                               Fixed Account allocations, partial    APPEARS        0.10% on an annualized basis is
[ARROW POINTING DOWN APPEARS HERE]             surrenders, and Contract              HERE]          deducted from the Contract
                                               charges.                                             Value daily.
---------------------------------
     ADDITIONAL PAYMENTS                     . The Contract Value invested in                     . Investment advisory fees are
                                               the Eligible Funds is not                            deducted from the Eligible Fund
 . Generally may be made at any                 guaranteed.                                          assets daily.
  time, (subject to Company         [ARROW                                                   ---------------------------------------
  limits), but no purchase          POINTING . Earnings are accumulated free of                        Annual Contract Fee
  payments allowed: (1) during the  RIGHT      any current income taxes (see
  seven years immediately           APPEARS    page A-40).                                        . $30 Administration Contract
  preceding the Maturity Date       HERE]                                            [ARROW         Charge is deducted from the
  (except under Contracts issued             . You may change the allocation of      POINTING       Contract Value in the Variable
  in Pennsylvania or New York); or             future payments, within limits,       RIGHT          Account on each anniversary
  (2) after a Contract Owner (or               at any time.                          APPEARS        while the Contract is in-force,
  the Annuitant, if not owned in an                                                  HERE]          other than under a Payment
  individual capacity) reaches age           . Prior to annuitization, you may                      Option. (May be waived for
  86.                                          transfer Contract Value among                        certain large Contracts.) A pro
                                               accounts, currently free of                          rata portion is deducted on full
 . Minimum $250 with certain                    charge. (Special limits apply to                     surrender and at annuitization.
  exceptions (see page A-17).                  the Fixed Account and to                      ---------------------------------------
---------------------------------              situations that involve "market                           SURRENDER CHARGE
           LOANS                               timing.")
                                    [ARROW                                                        . Consists of Contingent Deferred
 . Loans are available to            POINTING . Allocations of payments and           [ARROW         Sales Charge based on purchase
  participants of certain tax       LEFT       transfers of Contract Value are       POINTING       payments made (see pages A-30
  qualified pension plans (see      APPEARS    limited in that Contract Value        RIGHT          to A-32).
  page A-25).                       HERE]      may not be allocated among            APPEARS ---------------------------------------
---------------------------------              more than ten accounts                HERE]                PREMIUM TAX CHARGE
---------------------------------              (including the Fixed Account) at
           SURRENDERS               [ARROW     any time.                                          . Where applicable, is deducted
                                    POINTING --------------------------------------                 from the Contract Value when
 . Up to the greater of: 10% of the  LEFT                                                            annuity benefits commence
  Contract Value at the beginning   APPEARS    [ARROW POINTING DOWN APPEARS HERE]                   (and, in certain states, at the
  of the Contract Year; and the     HERE]                                                           earliest of: full or partial
  excess of the Contract Value               --------------------------------------                 surrender; annuitization; or
  over purchase payments that are                  RETIREMENT BENEFITS                              payment of the Death Proceeds
  subject to the Contingent                                                                         due to the death of a Contract
  Deferred Sales Charge on the               . Lifetime income options.                             Owner or, if applicable, of the
  date of surrender, can be                                                                         Annuitant).
  withdrawn each year without                . Fixed and/or variable payout                  ---------------------------------------
  incurring a Contingent Deferred              options.                                      ---------------------------------------
  Sales Charge, subject to any                                                                          ADDITIONAL BENEFITS
  applicable tax law restrictions.           . Retirement benefits may be
                                               taxable.                                           . You pay no taxes on your
 . Surrenders may be taxable.                                                                        investment as long as it remains
                                             . Premium tax charge may apply.                        in the Contract.
 . Prior to age 59 1/2 a 10% penalty          --------------------------------------
  tax may apply. (A 25% penalty                                                                   . Contract may be surrendered at
  tax may apply upon surrender                                                                      any time for its Contract Value,
  from a SIMPLE IRA within the                                                                      less any applicable Contingent
  first two years.)                                                                                 Deferred Sales Charge, subject
                                                                                                    to any applicable tax law
 . Premium tax charge may apply.                                                                     restrictions.
---------------------------------
---------------------------------                                                                 . Contingent Deferred Sales
        DEATH PROCEEDS                                                                              Charge may be waived upon
                                                                                                    evidence of terminal illness,
 . Guaranteed not to be less than                                                                    confinement to a nursing home,
  your total purchase payments                                                                      or permanent and total
  adjusted for any prior surrenders                                                                 disability, if this benefit
  or outstanding loans (and, where                                                                  is available in your state.
  applicable, net of premium tax                                                             ---------------------------------------
  charges).

 . Death proceeds pass to the
  beneficiary without probate.

 . Death proceeds may be taxable.

 . Premium tax charge may apply.
---------------------------------

                                  THE COMPANY

  The Company was organized as a stock life insurance company in Delaware in 1980 and is authorized to operate in all states, the District of Columbia and Puerto Rico. The Company was formerly a wholly-owned subsidiary of New England Mutual Life Insurance Company. Effective August 30, 1996, New England Mutual Life Insurance Company merged into Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company whose principal office is at One Madison Avenue, New York, NY 10010. With the merger, New England Mutual Life Insurance Company's separate corporate existence ended, and MetLife became the parent of the Company. In connection with the merger, the Company changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company," and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. The Company's Home Office is at 501 Boylston Street, Boston, Massachusetts 02116.

                             THE VARIABLE ACCOUNT

  The Variable Account was established by the Company as a separate investment account under Delaware law on July 1, 1994, and became subject to Massachusetts law when the Company changed its domicile to Massachusetts on August 30, 1996. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a "separate account" under Federal securities laws. The Variable Account may also be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

  Applicable state insurance law provides that the assets in the Variable Account equal to the reserves and other contract liabilities of the Variable Account shall not be chargeable with liabilities arising out of any other business the Company may conduct. The Company believes this means that the assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors and may only be used to support the Contract Values under the Contracts and the other variable annuity contracts supported by the Variable Account. The income and realized and unrealized capital gains or losses of the Variable Account are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

  Purchase payments are allocated to the sub-accounts of the Variable Account that you elect. The value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund in which each of your selected sub-accounts invests. The Company does not guarantee the investment performance of the Variable Account. Thus, you bear the full investment risk for all amounts contributed to the Variable Account.

                      INVESTMENTS OF THE VARIABLE ACCOUNT

  Purchase payments applied to the Variable Account will be invested in one or more of the Eligible Funds listed below, at net asset value without deduction of any sales charge, according to the selection you make in your application. You may change your selection of Eligible Funds for future purchase payments at any time without charge. (See "Requests and Elections.") You also may transfer your Contract Value among the Eligible Funds, subject to certain conditions. (See "Transfer Privilege.") Your Contract Value may be distributed among no more than 10 accounts (including the Fixed Account) at any time. The Company reserves the right to add or remove Eligible Funds from time to time as investments for the Variable Account. See "Substitution of Investments."

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same subadviser. The investment results of the Eligible Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.

  LOOMIS SAYLES SMALL CAP SERIES

  The Loomis Sayles Small Cap Series seeks long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small capitalization companies with good earnings growth potential that its subadviser believes are undervalued by the market. Normally, the Series will invest at least 65% of its assets in companies with market capitalization in the range of the market capitalization of those companies which make up the Russell 2000 Index at the time of investment.

  MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES (FORMERLY DRAYCOTT INTERNATIONAL EQUITY SERIES)

  The Morgan Stanley International Magnum Equity Series seeks long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers, in accordance with the weightings of countries included in the Morgan Stanley Capital International EAFE Index, determined by the Series' subadviser. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of at least three different countries outside the United States.

  ALGER EQUITY GROWTH SERIES

  The Alger Equity Growth Series seeks long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  GOLDMAN SACHS MIDCAP VALUE SERIES (FORMERLY LOOMIS SAYLES AVANTI GROWTH
SERIES)

  The Goldman Sachs Midcap Value Series seeks long-term capital appreciation. The Series invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment.

  DAVIS VENTURE VALUE SERIES (FORMERLY VENTURE VALUE SERIES)

  The Davis Venture Value Series seeks growth of capital. The Series will primarily invest in domestic common stocks that its subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  WESTPEAK GROWTH AND INCOME SERIES (FORMERLY WESTPEAK VALUE GROWTH SERIES)

  The Westpeak Growth and Income Series seeks long-term total return (capital appreciation and dividend income) through investment primarily in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  LOOMIS SAYLES BALANCED SERIES

  The Loomis Sayles Balanced Series seeks reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities, depending on its subadviser's view of the economic and investment outlook.

  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

  The Salomon Brothers Strategic Bond Opportunities Series seeks a high level of total return consistent with preservation of capital. Assets will be allocated among U.S. Government obligations, mortgage backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (BBB or higher by S&P or Baa or higher by Moody's) (or unrated but deemed to be of equivalent quality in the subadviser's judgment) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. Depending on market conditions, the Series may invest without limit in below investment grade fixed-income securities. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds."

  BACK BAY ADVISORS BOND INCOME SERIES

  The Back Bay Advisors Bond Income Series seeks to provide a high level of current income consistent with protection of capital.

  SALOMON BROTHERS U.S. GOVERNMENT SERIES

  The Salomon Brothers U.S. Government Series seeks to provide a high level of current income consistent with preservation of capital and maintenance of liquidity. The Series invests primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or derivative securities (such as collateralized mortgage obligations) backed by such securities.

  BACK BAY ADVISORS MONEY MARKET SERIES

  The Back Bay Advisors Money Market Series seeks the highest possible level of current income consistent with preservation of capital. The Series invests in a variety of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

INVESTMENT ADVICE

  TNE Advisers, Inc., an indirect subsidiary of the Company, serves as investment adviser for the Eligible Funds. Each of the Eligible Funds also has a subadviser. The Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series receive investment subadvisory services from Back Bay Advisors, L.P., an affiliate of the Company. The Westpeak Growth and Income Series receives investment subadvisory services from Westpeak Investment Advisors, L.P., an affiliate of the Company. The Loomis Sayles Small Cap and Loomis Sayles Balanced Series receive investment subadvisory services from Loomis Sayles & Company, L.P., an affiliate of the Company. The Morgan Stanley International Magnum Equity Series receives investment subadvisory services from Morgan Stanley Asset Management Inc. The Alger Equity Growth Series receives investment subadvisory services from Fred Alger Management, Inc. The Goldman Sachs Midcap Value Series' subadviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the subadviser. The Davis Venture Value Series receives investment subadvisory services from Davis Selected Advisers, L.P. Davis Selected Advisers may delegate any of its responsibilities to Davis Selected--NY, a wholly-owned subsidiary. The Salomon Brothers U.S. Government Series and Salomon Brothers Strategic Bond Opportunities Series receive investment subadvisory services from Salomon Brothers Asset Management Inc. The Salomon Brothers Strategic Bond Opportunities Series also receives certain investment subadvisory services from Salomon Brothers Asset Management Limited, a London based affiliate of Salomon Brothers Asset Management Inc. Each of the Eligible Funds is a Series of the New England Zenith Fund (the "Zenith Fund"). More complete information on each Series is contained in the attached Zenith Fund prospectus, which you should read carefully before investing, as well as in the Zenith Fund's Statement of Additional Information, which may be obtained free of charge by writing to New England Securities, 399 Boylston St., Boston, Massachusetts, 02116 or telephoning 1-800-356-5015.

SUBSTITUTION OF INVESTMENTS

  If investment in the Eligible Funds or a particular Series is no longer possible or in the judgment of the Company becomes inappropriate for the purposes of the Contract, the Company may substitute another Eligible Fund or Funds without your consent. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission.

                               GUARANTEED OPTION

  Purchase payments may also be allocated to the Fixed Account in states that have approved the Fixed Account option. The Fixed Account is a part of the Company's general account and provides guarantees of principal and interest. (See "The Fixed Account" for more information.)

                                 THE CONTRACTS

  The Contracts provide that your purchase payments will be invested by the Company in the Eligible Fund(s) you select and that, after annuitization, the Company will make variable annuity payments on a monthly basis unless you elect otherwise. You assume the risk of investment gain or loss because the value of your Contract before annuitization and, in the case of a variable payment option, the annuity payments after annuitization, will vary with the investment performance of the Eligible Fund(s) in which your Contract is invested.

  In certain states, the Contracts that are available provide a different minimum guaranteed death benefit and impose a lower mortality and expense risk charge. You should consult with your agent regarding the Contracts available in your state at the time you are considering purchasing a contract.

PURCHASE PAYMENTS

  The minimum initial purchase payment currently required is $5,000, and the minimum subsequent purchase payment is $250, with the following exceptions. For Contracts issued in connection with individual retirement accounts under
Section 408(a) of the Code or individual retirement annuities under Section 408(b) of the Code (both referred to as "IRAs"), and Roth IRAs under Section 408A of the Code ("Roth IRAs") the Company will accept a minimum initial purchase payment as low as $2,000, or monthly purchase payments as low as $100 per month if you choose to have them withdrawn from your bank checking account or New England Cash Management Trust account, a service known as the Master Service Account arrangement ("MSA"). For Contracts issued in connection with other types of retirement plans qualifying for tax-benefited treatment under the Code, the Company will accept monthly purchase payments as low as $50 per month if payments are made through a group billing arrangement (also known as a "list bill" arrangement). For all other Contracts, the Company will accept monthly purchase payments as low as $100 per month if they are made through MSA. In the case of a Contract issued in exchange for a Fund I, Preference or Zenith Accumulator contract, the Company may consent to waive the minimum initial and subsequent purchase payment amounts to correspond with the terms of the old contract. The Company reserves the right to limit purchase payments made under a Contract. The Company currently reserves the right not to accept any purchase payment that, when combined with the Contract Value under all Contracts owned by a single Contract Owner, would exceed $1,000,000. Under current rules, in no event will the Company accept a purchase payment that, when combined with the Contract Value under all Contracts owned by a single Contract Owner, would exceed $5,000,000. If a Contract Owner selects a single purchase payment Contract in the application, the Company reserves the right not to accept any additional purchase payments. If a Contract Owner selects a flexible purchase payment Contract in the application, the Company reserves the right to limit purchase payments in any Contract Year to three times the amount shown in the application.

  NO PURCHASE PAYMENTS MAY BE MADE: (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE (EXCEPT UNDER CONTRACTS ISSUED IN PENNSYLVANIA OR NEW
YORK); OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED IN AN INDIVIDUAL CAPACITY) REACHES AGE 86.

  The Company will determine whether to approve applications for new Contracts, and will apply initial purchase payments under new Contracts, not later than two business days after a completed application (including the initial purchase payment) is received at the Company's Home Office. If an application is not complete upon receipt, the Company will apply the initial purchase payment not later than two business days after it is completed. If an incomplete application is not completed within five days after the Company receives it, however, the Company will inform the applicant of the reasons for the delay and will refund any purchase payment unless the applicant agrees to have the Company retain the purchase payment until the application is completed. The Company reserves the right to reject any application.

  Exchange Offer. An owner of a Fund I, Preference or Zenith Accumulator contract may exchange his or her old contract for an American Growth Series Contract (a "new contract"), provided that the owner's age does not exceed the Company's maximum age at issue for a new contract, the contract value of the old contract (along with any purchase payments submitted with the exchange application) is at least equal to the minimum initial purchase payment for a new contract and (unless waived by the Company) the owner meets the Company's underwriting standards. The Company may consent to waive the minimum initial and subsequent purchase payment amount to correspond to the terms of the old contract. The contract value of the old contract as of the date the exchange is effected will be credited as the initial purchase payment to the new contract for purposes of certain administrative rules and Contract benefits. No charges will be deducted at the time of exchange. See "Charges Under Contracts Purchased by Exchanging Fund I, Preference and Zenith Accumulator Contracts" for a comparison of the charges under the old contracts and the new contracts.

  The American Growth Series Contract provides an enhanced death benefit, more options under the systematic withdrawal feature than the Zenith Accumulator contract, and access to an assortment of investment options that differs from those currently available under the old contracts. For more information, see "Payment on Death Prior to Annuitization," "Systematic Withdrawals," "Investments of the Variable Account" and "Charges Under Contracts Purchased by Exchanging a Fund I, Preference or Zenith Accumulator Contract." In addition, the American Growth Series Contract offers a Fixed Account option, which is not available under the Fund I or Preference contracts. For more information, see "The Fixed Account." In specified circumstances of Contract Owner illness or disability, the Company will waive the Contingent Deferred Sales Charge on an American Growth Series contract, a benefit that is not available under the Zenith Accumulator contract. For more information, see "Waiver of the Contingent Deferred Sales Charge" under "Contingent Deferred Sales Charge." This benefit may not be available in all states.

  The American Growth Series Contract is issued by the Company, whereas MetLife is the issuer of the old contracts. Although the Company is a subsidiary of MetLife, MetLife does not guarantee the obligations of the Company.

ALLOCATION OF PURCHASE PAYMENTS

  Purchase payments are converted into Accumulation Units of the sub-accounts you select (subject to the limitation that the Contract Value may be allocated among no more than 10 accounts, including the Fixed Account, at any time). The number of Accumulation Units of each sub-account to be credited to the Contract is determined by dividing the purchase payment by the Accumulation Unit Value for the selected sub-accounts next determined following receipt of the purchase payment at the Company's Home Office (or, in the case of the initial purchase payment, next determined following approval of the Contract application. In the case of an initial purchase payment to be made by exchanging a Fund I, Preference or Zenith Accumulator contract, the payment will be applied using the Accumulation Unit Value next determined following approval of the Contract application and receipt of the proceeds of the other variable annuity contract.)

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

  The value of a Contract is determined by multiplying the number of Accumulation Units credited to the Contract by the appropriate Accumulation Unit Values. As described below, the Accumulation Unit Value of each sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses borne by the Eligible Fund as well as charges assessed against sub-account assets. The Accumulation Unit Value of each sub-account was set at $1.00 on or about the date on which shares of the corresponding Eligible Fund were first publicly available. The Accumulation Unit Value is determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor for any sub-account reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the previous determination of net asset value per share, and daily deductions for the Mortality and Expense Risk Charge and Administration Asset Charge, equal, on an annual basis, to 1.40% of the average daily net asset value of the sub-account. The net investment factor may be greater or less than one. The formula for determining the net investment factor is described under the caption "Net Investment Factor" in the Statement of Additional Information.

  Under a Contract with the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "The Fixed Account.") Under a Contract that permits Contract loans, the Contract Value also includes the amount of Contract Value transferred to the Company's general account (but outside of the Fixed Account) as the result of a loan and any interest credited on that amount. Interest earned on the amount held in the general account as the result of a loan will be credited to the Contract's sub-accounts at least annually in accordance with the allocation instructions in effect for purchase payments under your Contract on the date of the crediting. (See "Loan Provision for Certain Tax Benefited Retirement Plans.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

  The Contract's Death Proceeds are payable to the Beneficiary if the Company receives due proof of the death, prior to annuitization, of: (1) the Contract Owner; (2) the first Contract Owner to die, in the case of a Contract with joint owners; or (3) the Annuitant, in the case of a Contract that is not owned in an individual capacity. (In situation (2) above, if there is no named Beneficiary, the Death Proceeds will be paid to the surviving Contract Owner.)

  The Contract's Death Proceeds at any time are the greater of the current Contract Value and the minimum guaranteed death benefit. For this purpose, the current Contract Value is the value next determined after the later of the date when the Company receives at the Administrative Office: (1) due proof of death; or (2) an election of continuation of the Contract or of payment either in one sum or under an annuity payment option. Death proceeds will be reduced by the amount of any outstanding loan plus accrued interest (see "Loan Provision for Certain Tax Benefited Retirement Plans") and, in certain states, by the applicable premium tax charge.

  At the inception of the Contract, the minimum guaranteed death benefit is equal to your initial purchase payment. Thereafter, until six months after the issue date, any subsequent purchase payment will immediately increase your minimum guaranteed death benefit by the amount of the purchase payment. Any partial surrender will immediately decrease your minimum guaranteed death benefit by the percentage of the Contract Value being withdrawn.

  Six months after the issue date, and at six month intervals thereafter until the Contract Owner's (or, if applicable, the Annuitant's) 76th birthday, the minimum guaranteed death benefit under the Contract is recalculated to determine whether a higher (but never a lower) guarantee will apply. (For a jointly owned Contract, this recalculation is made at six month intervals until the 71st birthday of the older Contract Owner.) The purpose of the recalculation is to give you the benefit of any positive investment experience under your Contract. Your Contract's previous investment experience can cause the minimum guaranteed death benefit to increase on the recalculation date, but cannot cause it to decrease. The minimum guaranteed death benefit determined on a recalculation date is the larger of:

    (a) the minimum guaranteed death benefit that applied to your Contract just before the recalculation; and

    (b) the Contract Value on the date of the recalculation.

The new minimum guaranteed death benefit applies to your Contract until the next recalculation date, or until you make a purchase payment or surrender. In that case, the same adjustment will be made to the minimum guaranteed death benefit as is made during the first six months.

 EXAMPLE:

     Assume that a contract is issued with a $10,000 purchase payment on 1/1/98. No further purchase payments are made and during the first six months, no partial surrenders are made. During the first six months, the minimum guaranteed death benefit is $10,000. Assume that on 7/1/98, the Contract Value is $10,700. The minimum guaranteed death benefit is reset on that date to $10,700.

     Assume that the Contract Value increases to $11,000 by 12/1/98, and that you request a partial surrender of 5% of your Contract Value, or $550, on that date. The minimum guaranteed death benefit immediately following the partial surrender is $10,165 [$10,700- .05($10,700)].

     Assume that on 12/31/98 the Contract Value has decreased to $10,050. The minimum guaranteed death benefit remains at $10,165 and the Death Proceeds payable on 12/31/98 is $10,165.

  Under Exchanged Contracts. The initial minimum guaranteed death benefit amount under a Contract issued in exchange for the Fund I, Preference or Zenith Accumulator variable annuity contracts issued by New England Mutual Life Insurance Company (now MetLife) will be the greater of the minimum death benefit that applied to the exchanged contract on the effective date of the exchange and the amount paid into the American Growth Series Contract at issue. (See "Purchase Payments--Exchange Offer.") The minimum guaranteed death benefit will be recalculated on each six month interval following the effective date of the exchange. Any subsequent purchase payment will immediately increase your minimum guaranteed death benefit and any partial surrenders will immediately decrease your minimum guaranteed death benefit.

  Options for Death Proceeds. The Death Proceeds, reduced by the amount of any outstanding loan plus accrued interest and by any applicable premium tax charge, will be paid in a lump sum or will be applied to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). (Certain annuity payment options under the Contract are not available for the Death Proceeds.) The Contract Owner may elect the form of payment during his or her lifetime (or during the Annuitant's lifetime, if the Contract is not owned in an individual capacity). Such an election, particularly in the case of Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of Federal tax law. If the Contract Owner has not elected a form of payment, the Beneficiary has 90 days after the Company receives due proof of death to make an election. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws. The Beneficiary has a choice of:
(1) receiving payment in a single sum; (2) receiving payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continuing the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER THE COMPANY RECEIVES DUE PROOF OF DEATH, AND THE BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, THE CONTRACT WILL BE CONTINUED UNDER THE APPLICABLE CONTINUATION PROVISION.

  For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, the Annuitant) dies prior to annuitization, the Death Proceeds must be either: (1) distributed within five years after the date of death; or (2) applied to a payment option payable over the life (or over a period not exceeding the life expectancy) of the Beneficiary, provided further that payments under the payment option must begin within one year of the date of death. Special options apply under a non-tax qualified plan for spouses. See "Special Options for Spouses." There are comparable rules for distributions on the death of the Annuitant under tax qualified plans; however, if the Beneficiary under a tax qualified Contract is the Annuitant's spouse, the Code generally allows distributions to begin by the year in which the Annuitant would have reached age 70 1/2 (which may be more or less than five years after the Annuitant's death). See "Qualified Contracts-- Distributions from the Contract."

  If a Contract Owner (or, if applicable, the Annuitant) dies on or after annuitization, the remaining interest in the Contract must be distributed at least as quickly as under the method of distribution in effect on the date of death.

  --BENEFICIARY CONTINUATION

  In keeping with the Code's general requirement that Death Proceeds must be distributed within five years after the death of the Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to hold his or her share of the Death Proceeds (as determined after the Death Proceeds have been reduced by the amount of any outstanding loan plus accrued interest and by any applicable premium tax charge) in the Contract and to continue the Contract for a period ending five years after the date of death, provided that the Beneficiary's share of the Death Proceeds meets the Company's published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts). THE CONTRACT CANNOT BE CONTINUED FOR ANY BENEFICIARY WHOSE SHARE OF THE DEATH PROCEEDS DOES NOT MEET THE MINIMUM.

  The Beneficiary has 90 days after the date the Company receives due proof of death to make an election with respect to his or her share of the Death Proceeds. The Beneficiary may elect either: (1) payment in a single sum; (2) application to a permitted annuity payment option with payments to begin within one year of the date of death; or (3) Beneficiary Continuation, provided that the Beneficiary's share of the Death Proceeds meets the Company's published minimum. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER THE COMPANY RECEIVES DUE PROOF OF DEATH, THE CONTRACT WILL BE CONTINUED UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET THE COMPANY'S PUBLISHED MINIMUM, HOWEVER, THE DEATH PROCEEDS WILL BE PAID IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS AN ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER THE COMPANY RECEIVES DUE PROOF OF DEATH.

  If the Contract is continued under the Beneficiary Continuation provision, the Death Proceeds (reduced by the amount of any outstanding loan plus accrued interest and any applicable premium tax charge) become the Contract Value on the date the continuation is effected, and will be allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially surrender his or her portion of the Contract Value, but may not make further purchase payments, take loans, or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Contingent Deferred Sales Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), the Company will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit will be the Beneficiary's Contract Value on the date when the Company receives due proof of the Beneficiary's death.

  --SPECIAL OPTIONS FOR SPOUSES

  Under the Spousal Continuation provision, the Contract may be continued after the death of a Contract Owner (or the Annuitant, if the Contract is not owned in an individual capacity) prior to annuitization in certain spousal arrangements. First, if a Contract has spousal joint owners who are also the only Beneficiaries under the Contract, then upon the death of one Contract Owner, the other may elect to continue the Contract under the Spousal Continuation provision rather than receive the Death Proceeds. In addition, if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary, the surviving spouse can elect to continue the Contract in the event of the Contract Owner's (or Annuitant's) death. In either of these situations, the surviving spouse may elect one of the following three options within 90 days after the Company receives due proof of death of the Contract Owner (or, if applicable, the Annuitant). The surviving spouse may elect: (1) to receive the Death Proceeds (reduced by the amount of any outstanding loan plus accrued interest and by any applicable premium tax charge) either in one sum or under a permitted payment option; (2) to continue the Contract under the Beneficiary Continuation provision; or (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant). IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER THE COMPANY RECEIVES DUE PROOF OF DEATH, THE CONTRACT WILL AUTOMATICALLY BE CONTINUED UNDER THE SPOUSAL CONTINUATION PROVISION, WITH THE RESULT THAT THE SURVIVING SPOUSE WILL FOREGO THE RIGHT TO RECEIVE THE DEATH PROCEEDS AT THAT TIME.

  Under the Spousal Continuation provision, all terms and conditions of the Contract that applied prior to the death will continue to apply, regardless of whether or not the Contract is qualified for tax benefited treatment under the Code, except that:

    a. The surviving spouse will not be permitted to make additional purchase payments or take loans under Contracts issued in connection with a retirement plan qualifying for tax benefited treatment under Sections 401 or 403 of the Internal Revenue Code; and

    b. The Maturity Date will be reset, if necessary, based on the age of the surviving spouse.

  Except under Contracts issued in New York or Pennsylvania, if the reset Maturity Date would be less than seven years after the date of the most recent purchase payment made, no Contingent Deferred Sales Charge will apply under the Contract.

  Spousal Continuation will not be available if the reset Maturity Date would be greater than the Company's permitted maximum, or if, at the time of the Contract Owner's death, the surviving spouse is older than the maximum maturity age under applicable state law. In addition, the Spousal Continuation provision will not be available if, at the original Maturity Date, the surviving spouse would be older than the maximum maturity age under applicable state law. In most states, the maximum maturity age is 95, but the maximum age is 85 in New York and Pennsylvania.

  A surviving spouse who elects Beneficiary Continuation under a Contract that is qualified for tax-benefited treatment under the Code must begin to receive distributions from the Contract by the earlier of: (1) five years from the date of death; and (2) the year in which the Contract Owner (or, if applicable, the Annuitant) would have reached age 70 1/2.

  If a Contract is subject to a loan at the time the Contract Owner (or, if applicable, the Annuitant) dies, and the Contract is continued under the Spousal Continuation provision, the amount of the outstanding loan plus accrued interest will be treated as a taxable distribution from the Contract to the deceased Contract Owner, and the Contract Value will be reduced accordingly.

TRANSFER PRIVILEGE

  It is the position of the Company that you may transfer your Contract Value among sub-accounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between sub-accounts and/or the Fixed Account in an attempt to limit the Contract Owner's incidents of ownership in the assets used to support the Contract. See "Tax Status of the Contract--Diversification."

  The Company currently does not charge a transfer fee or limit the number of transfers prior to annuitization. The Company reserves the right to limit transfers and to charge a transfer fee. Currently all transfers prior to annuitization are subject to a maximum of $500,000 per transfer. The Company's current rules for transfers prior to annuitization require that the amount transferred to or from any sub-account must be at least $100. (If the full amount of Contract Value in a sub-account is less than $100, the amount may be transferred to a sub-account in which Contract Value is already invested, or it may be transferred to any sub-account if it is transferred in combination with Contract Value from another sub-account so that the total transferred to the new sub-account is at least $100.) After variable annuity payments begin, the Company allows one transfer per Contract year without Company consent, and the Fixed Account is not available under variable payment options. In applying the $500,000 limit, the Company will treat as one transfer all transfers requested by a Contract Owner on the same day for all Contracts he or she owns. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by the Company. Transfers will be made at the Accumulation Unit Values next determined after the request is received. However, Contract Owners should be aware that because transfer limitations may prevent you from making a transfer on the date you want to, your future Contract Value may be lower than it would have been had the transfer been made on the desired date.

  For transfers that the Company determines to be based on "market-timing" (e.g., transfers under different Contracts that are being requested under Powers of Attorney with a common attorney-in-fact or that are, in the Company's determination, based on the recommendation of a common investment adviser or broker/dealer), the current transfer limitation prior to annuitization is one transfer every 30 days, each transfer subject to a maximum of $500,000. In applying the limitation of one $500,000 transfer every 30 days, the Company will treat as one transfer all transfers requested under different Contracts that are being requested under Powers of Attorney with a common attorney-in-fact or that are, in the Company's determination, based on the recommendation of a common investment adviser or broker/dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by the Company. If a transfer is executed under one Contract and, within the next 30 days, a transfer request for another Contract is determined by the Company to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by the Company. (In order for the transfer request to be executed, it would need to be requested again after the 30-day period and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total no more than $500,000.)

  The Company's interest in applying these limitations on the maximum number and size of transfers is to protect the interests of both Contract Owners who are not engaging in significant transfer activity and Contract Owners who are engaging in such activity. The Company has determined that the actions of Contract Owners engaging in significant transfer activity among sub-accounts may cause an adverse effect on the performance of the underlying Eligible Funds. The movement of significant sub-account values from one sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in Eligible Fund transaction costs which must be indirectly borne by Contract Owners.

  The foregoing limitations on transfers that the Company determines to be based on market-timing do not apply to Contracts issued in New York. In New York as in all other states, however, transfers can be made under Powers of Attorney only with the Company's consent.

  Contract Owners will be notified, in advance, if a transfer fee or limits on the number of transfers will be imposed, or of any change in any transfer fee or limitation on the number or amount of transfers.

  See "Requests and Elections" for information regarding transfers made by written request and by telephone.

  For special rules regarding transfers involving the Fixed Account, see "The Fixed Account." Transfers out of the Fixed Account are limited as to amount.

  Your Contract Value may be distributed among no more than 10 accounts (including the Fixed Account) at any time. Transfer requests not complying with this rule will not be processed.

DOLLAR COST AVERAGING

  The Company offers an automated transfer privilege referred to here as dollar cost averaging. Under this feature you may request that an amount of your Contract Value be transferred on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account), subject to the limitation that Contract Value may not be allocated to more than 10 accounts, including the Fixed Account, at any time. The Company currently restricts the amount of Contract Value which may be transferred from the Fixed Account. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of the deposit. In such case, the amount of Contract Value which may be transferred from the Fixed Account will be the greatest of: a) 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year; b) the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year; or
c) the amount of Contract Value in the Fixed Account to be transferred out of the Fixed Account under dollar cost averaging elected on new deposits within 30 days from the date of each deposit. The Company allows one dollar cost averaging program to be active at a time. Therefore, if you transfer pre-existing assets (corresponding to Contract Value for which the dollar cost averaging program was not elected within 30 days from the date of each deposit) out of the Fixed Account under the dollar cost averaging program and would like to transfer up to 100% of new deposits under the program, then the dollar cost averaging program on the pre-existing assets will be canceled and a new program will begin with respect to new deposits. In this case, the pre-existing assets may still be transferred out of the Fixed Account, however, not under a dollar cost averaging program, subject to the limitations on transfers generally out of the Fixed Account. Currently, a minimum of $100 must be transferred to each account that you select under this feature. If a transfer fee is imposed, transfers made under the dollar cost averaging program will be counted against the number of transfers per year permitted free of charge. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. (See Appendix A for more information about Dollar Cost Averaging.)

SURRENDERS

  Prior to annuitization, you may surrender your Contract for all or part of the Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value reduced by the following amounts:

  . any applicable Contingent Deferred Sales Charge;

  . a pro rata portion of the Administration Contract Charge (on a full surrender only);

  . a premium tax charge (in certain states only); and

  . any outstanding loan plus accrued interest (on a full surrender only).

See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" and "Loan Provision for Certain Tax Benefited Retirement Plans" for a description of these reductions and when they apply.

  Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to surrender the Contract. No surrender is permitted in connection with a Contract issued pursuant to the Optional Retirement Program of the University of Texas System prior to the plan participant's death, retirement, or termination of employment in all Texas public institutions of higher education. In addition, Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial surrenders and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years). (See "Federal Income Tax Status.") The Company currently waives the Contingent Deferred Sales Charge on distributions that are intended to satisfy required minimum distributions, calculated as if this Contract were the participant's only retirement plan asset. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. Because a surrender may result in adverse tax consequences, you should consult a qualified tax advisor before taking a distribution from the Contract. (See "Federal Income Tax Status--Qualified Contracts.")

  To surrender, you must submit a request in proper form to the Company's Home Office. (See "Requests and Elections.") If you are seeking a waiver of the Contingent Deferred Sales Charge due to terminal illness, confinement to a nursing home or permanent and total disability, the request must include satisfactory evidence of one of these conditions. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions".) IF YOU WISH TO APPLY THE PROCEEDS TO A PAYMENT OPTION, YOU MUST SO INDICATE IN YOUR SURRENDER REQUEST; OTHERWISE YOU WILL RECEIVE THE PROCEEDS IN A LUMP SUM AND MAY BE TAXED ON THEM AS A FULL DISTRIBUTION. The surrender request must be received at the Home Office before the earlier of the Maturity Date and a Contract Owner's death (or, for Contracts not owned in an individual capacity, before the Annuitant's death). Surrender proceeds will normally be paid within seven days after receipt of a request in proper form at the Home Office, but payment may, by law, be delayed under certain circumstances. (See "Suspension of Payments.")

  The amount of the surrender proceeds will be based on the Accumulation Unit Values that are next determined after the complete surrender request is received at the Home Office; however, if you choose to apply the surrender proceeds to a payment option, the surrender proceeds will be based on Accumulation Unit Values determined on a later date if you so specify in your request. Company consent is required if the amount of a partial surrender is less than the Company's published minimum, which is currently $100. After a partial surrender, the remaining Contract Value must be at least $1,000, unless the Company consents to a lower amount or, if the Contract is subject to an outstanding loan, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless the Company consents to a lesser amount). Otherwise, at your option, either the amount of the partial surrender will be reduced or the transaction will be treated as a full surrender that is subject to the full amount of any applicable Contingent Deferred Sales Charge. A partial surrender will reduce your Contract Value in the sub-accounts in proportion to the amount of your Contract Value in each sub-account, unless you request otherwise.

SYSTEMATIC WITHDRAWALS

  The Systematic Withdrawal feature available in connection with the Contract allows you to have a portion of the Contract Value withdrawn automatically on a monthly basis prior to annuitization. You can elect to withdraw each month either a fixed dollar amount (which you can change periodically) or the investment gain in the Contract. If you elect to withdraw the investment gain only, no loans will be permitted. Conversely, if you have a loan, you will not be able to elect the investment gain only option under the Systematic Withdrawal feature. Currently a withdrawal must be a minimum of $100; if you choose to have the investment gain withdrawn and it is less than $100 for a month, no withdrawal will be made that month. The Company reserves the right to change the required minimum monthly withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, the withdrawal will be processed on the next business day. The Contingent Deferred Sales Charge will apply to amounts received under the Systematic Withdrawal program in the same manner as it applies to other partial surrenders and surrenders of Contract Value. (See "Contingent Deferred Sales Charge.") If you make a partial surrender or a purchase payment at the same time that you are having the investment gain withdrawn under the Systematic Withdrawal feature, the Systematic Withdrawal will be canceled effective as of the next monthly withdrawal date; however, at your option, the Company will resume Systematic Withdrawals on the following monthly withdrawal date (that is, the second monthly withdrawal date after the purchase payment or partial surrender). The amount of the Systematic Withdrawals will be adjusted to reflect the purchase payment or partial surrender. Continuing to make purchase payments under the Contract while you are making Systematic Withdrawals means that you could incur any applicable Contingent Deferred Sales Charge on the withdrawals at the same time that you are making the new purchase payments; however, no Contingent Deferred Sales Charge will apply if you are having the investment gain (rather than a fixed dollar amount) withdrawn. The Federal tax laws may include systematic withdrawals in the Contract Owner's gross income in the year in which the withdrawal amount is received and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. Additional terms and conditions for the systematic withdrawal program are set forth in the application for the program.

LOAN PROVISION FOR CERTAIN TAX BENEFITED RETIREMENT PLANS

  Contract loans are available to participants under TSA Plans that are not subject to ERISA and to trustees of Qualified Plans (including those subject to ERISA). Availability of Contract loans will be subject to state insurance department approval.

  The Department of Labor has issued regulations (the "ERISA regulations") governing plan participant loans under retirement plans subject to ERISA. Generally, the ERISA regulations will apply to retirement plans that qualify under Section 401(a) and certain other employer-sponsored qualified plans. YOU AND YOUR EMPLOYER ARE RESPONSIBLE FOR DETERMINING WHETHER YOUR PLAN IS SUBJECT TO AND COMPLIES WITH THE ERISA REGULATIONS ON PARTICIPANT PLAN LOANS.

  It is the responsibility of the trustee of a Qualified Plan subject to ERISA to ensure that the proceeds of a Contract loan are made available to a participant under a separate plan loan agreement, the terms of which comply with all the plan qualification requirements including the requirements of the ERISA regulations on plan loans. Therefore, the plan loan agreement may differ from the Contract loan provisions and, if you are a participant in a Qualified Plan subject to ERISA, you should consult with the fiduciary administering the plan loan program to determine your rights and obligations with respect to plan loans.

  The ERISA regulations contain requirements for plan loans relating to their maximum amount, availability, and other matters. Among the rules are the requirements that the loan bear a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. These regulations may change from time to time. Failure to comply with these requirements may result in penalties under the Code and under ERISA.

  One of the current requirements of the ERISA regulations is that the plan must charge a "commercially reasonable" rate of interest for plan loans. The Contract loan interest rate may not be considered "commercially reasonable" within the meaning of the ERISA regulations, and it is the responsibility of the plan fiduciary to charge the participant any additional interest under the plan loan agreement which may be necessary to make the overall rate charged comply with the regulation. The ERISA regulations also currently require that a loan be adequately secured, but provide that not more than 50% of the participant's vested account balance under the plan may be used as security for the loan. A Contract loan is secured by the portion of the Contract Value which is held in the Company's general account as a result of the loan. The plan fiduciary must ensure that the Contract Value held as security under the Contract, plus any additional portion of the participant's vested account balance which is used as security under the plan loan agreement, does not exceed 50% of the participant's total vested account balance under the plan.

  The amount of any loan may not exceed the maximum loan amount as determined under the Company's maximum loan formula. The effect of a loan on your Contract is that a portion of the Contract Value equal to the amount of the loan will be transferred to the Company's general account and will earn interest (which is credited to the Contract), currently at the effective rate of 4 1/2% per year. This earned interest will be credited to the Contract's sub-accounts (and, if available under your Contract, to the Fixed Account) annually in accordance with the allocation instructions in effect for purchase payments under your Contract on the date of the crediting. Under current rules, interest charged on the loan will be 6 1/2% per year. Depending on the Company's interpretation of applicable law and on the Company's administrative procedures, the interest rates charged and earned on loaned amounts may be changed (for example, to provide for a variable interest rate) with respect to new loans made. The minimum loan amount is currently $1,000. Because the amount moved to the general account as a result of the loan does not participate in the Variable Account's investment experience, a Contract loan can have a permanent effect on the Contract Value and death proceeds. Loans will not be permitted for Contracts participating in the investment gain only option of the Systematic Withdrawal feature.

  The Company will not permit more than one loan at a time on any Contract except where state regulators require otherwise. In addition, the maximum amount for a qualified loan is limited such that the amount of the loan, when added to the outstanding loan balance of other loans, whenever made, from all other plans of the same employer, does not exceed $50,000 reduced by the excess of the highest outstanding loan balance of loans under such plans during the one-year period, ending on the day before the date on which the loan is made, over the outstanding balance of loans under such plans on the date the loan was made, or if less, the greater of: (1) $10,000; or (2) 50% of the current value of your nonforfeitable, accrued benefits under the plan. Loans must be repaid within 5 years except for certain loans used for the purchase of a principal residence, which must be repaid within 20 years. Repayment of the principal amount and interest on the loan will be required in equal monthly installments by means of repayment procedures established by the Company. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code. Under current practice, if a Contract loan installment repayment is not made, the Company may (unless restricted by law) make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan or, if there is a default on the Contract loan, in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and Administration Contract Charge in each case). (A default on the loan is defined in the loan application and includes, among other things, nonpayment of three consecutive or a total of five installment repayments, or surrender of the Contract.) For TSA Plans that are not subject to ERISA, the current actual distribution will be limited to pre-1989 money unless you are age 59 1/2 or otherwise comply with the legal requirements for permitted distributions under the TSA contract. If these limitations do not apply (i.e. you are under the age of 59 1/2 or no pre-1989 money is in your contract) the Company will report the amount of the unpaid installment repayment or default as a deemed distribution for tax purposes, but will postpone an actual distribution from the Contract until the earliest distribution date permitted under the law. An installment repayment of less than the amount billed will not be accepted. A full or partial surrender of the Contract to repay all or part of the loan may result in serious adverse tax consequences for the plan participant (including penalty taxes) and may adversely affect the qualification of the plan or Contract. The trustee of a Qualified Plan subject to ERISA will be responsible for reporting to the IRS and advising the participant of any tax consequences resulting from the reduction in the Contract Value caused by the surrender and for determining whether the surrender adversely affects the qualification of the plan. In the case of a TSA Plan not subject to ERISA, the Company will report the default to the IRS as a taxable distribution under the Contract.

  The Internal Revenue Service issued proposed regulations in December of 1995, which, if finalized in their present form, would require that if the repayment terms of a loan are not satisfied after the loan has been made due to a failure to make a loan repayment as scheduled, including any applicable grace period, the balance of the loan would be deemed to be distributed. If the loan is treated as a distribution under Code Section 72(p), the proposed regulations state that the amount so distributed is to be treated as a taxable distribution subject to the normal rules of Code Section 72, if the participant's interest in the plan includes after-tax contributions (or other tax basis). A deemed distribution would also be a distribution for purposes of the 10 percent tax in Code Section 72(t). However, a deemed distribution under
Section 72(p) would not be treated as an actual distribution for purposes of Code Section 401, the rollover and income averaging provisions of Section 402 and the distribution restrictions of Section 403(b).

  Partial surrenders will be restricted by the existence of a loan and, after any partial surrender, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless the Company consents to a lesser amount). If a partial surrender by the Company to enforce the loan repayment schedule would reduce the unloaned Contract Value below this amount, the Company reserves the right to surrender the entire Contract and apply the Contract Value to the Contingent Deferred Sales Charge, the Administration Contract Charge and the amount owed to the Company under the loan. If at any time an excess Contract loan exists (that is, the Contract loan balance exceeds the Contract Value), the Company has the right to terminate the Contract.

  Unless you request otherwise, Contract loans will reduce the amount of the Contract Value in the accounts in proportion to the Contract Value then in each account. If any portion of the Contract loan was attributable to Contract Value in the Fixed Account, then an equal portion of each loan repayment will have to be allocated to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Account). Unless you request otherwise, a repayment will be allocated to the sub-accounts in the same proportions to which the loan was attributable to the sub-accounts.

  The amount of the death proceeds, the amount payable upon surrender of the Contract and the amount applied on the Maturity Date to provide annuity payments will be reduced by the amount of any outstanding Contract loan plus accrued interest. In these circumstances, the amount of the outstanding Contract loan plus accrued interest generally will be taxed as a taxable distribution.

  The tax and ERISA rules relating to participant loans under tax benefited retirement plans are complex and in some cases unclear, and they may vary depending on the individual circumstances of each loan. The Company strongly recommends that you, your employer and your plan fiduciary consult a qualified tax advisor regarding the currently applicable tax and ERISA rules before taking any action with respect to loans.

  The Company will provide further information regarding loans upon request.

DISABILITY BENEFIT RIDER

Subject to state availability the Company intends to offer a disability benefit rider which may be purchased, provided the Annuitant satisfies any applicable underwriting standards. This feature will be available only if you are under age 60 when your Contract is issued and if you plan to make regular annual contributions to the Contract. If the Annuitant becomes totally disabled, the rider will provide that the Company will make monthly purchase payments under the Contract, subject to the terms and conditions of the rider. Consult your registered representative regarding the availability of this rider.

SUSPENSION OF PAYMENTS

  The Company reserves the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between sub-accounts or to the Fixed Account when permitted under applicable Federal laws, rules and regulations. Current Federal law permits such suspension or postponement if: (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists such that it is not reasonably practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

OWNERSHIP RIGHTS

  During the Annuitant's lifetime, all rights under the Contract belong solely to the Contract Owner unless otherwise provided. These rights include the right to change the Beneficiary, to change the payment option, to assign the Contract (subject to the restrictions referred to below), and to exercise all other rights, benefits, options and privileges conferred by the Contract or allowed by the Company. Transfer of ownership of the Contract under an ERISA "Pension Plan" to a non-spousal beneficiary may require spousal consent.

  Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in the Contract. Thus, the tax consequences of the purchase of the Contracts by Pension Plans should be considered carefully.

  Those Contracts offered by the prospectus which are designed to qualify for the favorable tax treatment described below under "Federal Income Tax Status" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax advisor.

  If Contracts offered by this prospectus are used in connection with deferred compensation plans or retirement plans not qualifying for favorable Federal tax treatment, such plans may also restrict the exercise of rights by the Contract Owner. A Contract Owner should review the provisions of any such plan.

REQUESTS AND ELECTIONS

  Requests for sub-account transfers or reallocation of future purchase payments may be made by telephone or written request (which may be telecopied) to the Company at its Home Office. Written requests for such transfers or changes of allocation must be in a form acceptable to the Company. Such written requests may be telecopied to 617-578-5412. To request a transfer or change of allocation by telephone, please contact your registered representative, or contact the Company's Home Office at 1-800-435-4117 between the hours of 9:00 a.m. and 4:00 p.m., Eastern Time. Requests for transfer (that are within the Company's current limits applicable to transfers) or reallocation by telephone will be automatically permitted. The Company will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by the Company to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If the Company does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Company may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under a Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at the Company's Home Office to be effective. If acceptable to the Company, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless the Company has already acted in reliance on the prior status. The Company is not responsible for the validity of any written request or election.

TEN DAY RIGHT TO REVIEW

  Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to the Company or its agent for cancellation. Upon cancellation of the Contract, the Company will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, the Company will refund all purchase payments made.

                      ADMINISTRATION CHARGES, CONTINGENT
                  DEFERRED SALES CHARGE AND OTHER DEDUCTIONS

  The Company deducts various charges from Contract Value for the services provided, expenses incurred and risks assumed in connection with the Contracts. For example, the Company incurs costs and expenses in connection with issuing Contracts, maintaining Contract Owner records and providing accounting, valuation, regulatory and reporting services. The Company also incurs costs and expenses associated with the marketing, sale and distribution of the Contracts. In addition, the Company assumes mortality and expense risks under the Contracts. In particular, the Company guarantees that the dollar amount of the Administration Contract Charge and the amount of the Administration Asset Charge as a percentage of Contract Value will not increase over the life of a Contract, regardless of the actual expenses. Also, the Company guarantees that, although annuity payments will vary according to the performance of the investments you select, annuity payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this mortality risk by virtue of annuity rates in the Contract that cannot be changed. The Company also assumes the risk of making a minimum death benefit payment if the Contract Owner (or, if applicable, the Annuitant) dies prior to annuitization. (See "Payment on Death Prior to Annuitization.") The amount and manner of deduction of Contract charges is described below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Contingent Deferred Sales Charge may not fully cover all of the sales and distribution expenses actually incurred by the Company, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

ADMINISTRATION CHARGES

  The Company deducts Administration Charges generally equal, on an annual basis, to $30 per Contract (see the following paragraph) plus .10% of the daily net assets of each sub-account. In addition, the Company may (but does not currently) charge a transfer fee for certain transfers of Contract Value among the sub-accounts and/or the Fixed Account, as described below.

  The annual Administration Contract Charge is deducted from the Contract Value on each Contract anniversary for the prior Contract Year and will be deducted on a pro rata basis at annuitization or at the time of a full surrender if it is not on a Contract anniversary. Currently, the charge is not imposed after annuitization. If two Contracts are issued to permit the funding of a spousal IRA, the Administration Contract Charge will be imposed only on the Contract to which the larger purchase payments have been allocated in the Contract application. The charge is deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or the Company's general account as the result of a loan. The charge is the lesser of: 2% of the total Contract Value (including any Contract Value you have allocated to the Fixed Account and any Contract Value held in the Company's general account as the result of a loan) and $30. The charge will be waived for a Contract Year if (1) the Contract Value at the end of the year was at least $50,000, OR (2) you made at least $1,000 in net deposits (purchase payments minus partial surrenders) during that Contract Year and the Contract Value at the end of the previous Contract Year was at least $25,000. (A pro rata charge will always be made on a full surrender and at annuitization, however, regardless of the amount of your Contract Value.) The Administration Contract Charge will be deducted from each sub-account in the ratio of your interest therein to your total Contract Value in the Variable Account.

  The Administration Asset Charge is equal to an annual rate of .10% of net assets and is deducted on a daily basis from each sub-account. As a percentage of net assets, this charge will not increase over the life of a Contract, but the total dollar amount of the charge will vary depending on the level of Contract Value in the Variable Account. The Administration Asset Charge will continue to be assessed after annuitization if annuity payments are made on a variable basis.

  The Company reserves the right to charge a transfer fee for transfers of Contract Value among sub-accounts and/or the Fixed Account, but will notify Contract Owners in advance of any such charge. (See "Transfer Privilege.")

MORTALITY AND EXPENSE RISK CHARGE

  The Company deducts a Mortality and Expense Risk Charge from the Variable Account. This charge is computed and deducted on a daily basis from the assets in each sub-account attributable to the Contracts. The charge is at an annual rate of 1.30% of the daily net assets of each such sub-account, of which .75% represents a mortality risk charge and .55% represents an expense risk charge. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed if annuity payments are made on a variable basis after annuitization. (See "Annuity Payments.")

CONTINGENT DEFERRED SALES CHARGE

  No charge for sales expenses is deducted from purchase payments when they are made. However, a Contingent Deferred Sales Charge may apply on certain events ("CDSC events"). CDSC events are: (a) a full or partial surrender of your Contract (including surrenders where you apply the proceeds to certain payment options); (b) in certain circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option; or (c) under Contracts issued in Pennsylvania or New York, the Maturity Date if at that date a purchase payment has been invested for less than seven years.

  The Contingent Deferred Sales Charge is taken into account in calculating the proceeds payable on a full surrender. On a partial surrender, the Contingent Deferred Sales Charge is deducted from the Contract Value remaining after deduction of the surrender amount requested and is taken from the Contract Value in the sub-accounts and the Fixed Account in the same proportion as the Contract Value surrendered.

  The Contingent Deferred Sales Charge equals a percentage of each purchase payment. Each purchase payment is subject to the charge for seven years (12 month periods) from the date it is received by the Company, as follows:

            IF WITHDRAWN DURING YEAR               CHARGE
            ------------------------               ------
              1...................................   7%
              2...................................   6%
              3...................................   5%
              4...................................   4%
              5...................................   3%
              6...................................   2%
              7...................................   1%
            Thereafter............................   0%

  In no event will the amount of the Contingent Deferred Sales Charge exceed the equivalent of 8% of the first $50,000 of purchase payments and 6.5% of purchase payments in excess of $50,000.

  Whether amounts surrendered, withdrawn or applied to an annuity payment option are considered to include purchase payments subject to the Contingent Deferred Sales Charge depends on the following rules.

  In any Contract Year you may surrender a portion of your Contract Value, the free withdrawal amount, without incurring the Contingent Deferred Sales Charge. The free withdrawal amount for each Contract Year is equal to the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year; and (2) the excess of the Contract Value over purchase payments subject to the Contingent Deferred Sales Charge on the date of surrender. If not used, the free withdrawal amount does not carry over to the next Contract Year.

 EXAMPLE: Assume that a single purchase payment of $10,000 is made into the Contract. The following illustrates the free withdrawal amount available under two hypothetical situations.

                          HYPOTHETICAL CONTRACT VALUE

                                                                           10% OF
                                                                        BEGINNING OF  MAXIMUM FREE
                             AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                           OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                           ---------------- ------------- ------------- ------------- ------------
  Situation 1:............     $12,500         $14,000       $4,000        $1,250        $4,000
  Situation 2:............     $11,000         $10,000       $    0        $1,100        $1,100

  A surrender will be attributed first to the free withdrawal amount. If you surrender an amount greater than the free withdrawal amount, the excess will be attributed to purchase payments on a "first-in, first-out" basis. That is, your purchase payments will be withdrawn in the order they were made.

 EXAMPLE:
     Assume that a $10,000 purchase payment is made into the Contract on 6/1/98 and another $10,000 purchase payment is made on 2/1/99. The following illustrates the Contingent Deferred Sales Charge that would apply on partial surrenders in two hypothetical situations.

                          HYPOTHETICAL CONTRACT VALUE

                                                                            10% OF
                                                                         BEGINNING OF  MAXIMUM FREE
                              AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                            OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                            ---------------- ------------- ------------- ------------- ------------
  Situation 1: $7,000 par-
   tial
   surrender on 12/1/99...      $22,000         $25,000       $5,000        $2,200        $5,000

   The first $5,000 withdrawn would be free of the Contingent Deferred Sales Charge. The remaining $2,000 of the withdrawal would be made from the oldest purchase payment (i.e. the 6/1/98 purchase payment). A 6% Contingent Deferred Sales Charge would apply to the $2,000, because the withdrawal would be taking place in the second year following the date of the purchase payment.

                          HYPOTHETICAL CONTRACT VALUE

                                                                           10% OF
                                                                        BEGINNING OF  MAXIMUM FREE
                             AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                           OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                           ---------------- ------------- ------------- ------------- ------------
  Situation 2: $25,000
   surrender on 1/1/03....     $30,000         $33,000       $13,000       $3,000       $13,000

   The first $13,000 withdrawn would be free of the Contingent Deferred Sales Charge. The remaining $12,000 of the withdrawal would be made by withdrawing the $10,000 purchase payment made on 6/1/98 and $2,000 of the $10,000 purchase payment that was made on 2/1/99. The Contingent Deferred Sales Charge that would apply is: 3% X $10,000 + 4% X $2,000, or $380. The remaining amount of purchase payments that could be subject to the Contingent Deferred Sales Charge (assuming no further purchase payments were made) would be $8,000.

  Amounts surrendered under the free withdrawal provision do not reduce the total purchase payments that are potentially subject to the Contingent Deferred Sales Charge under your Contract.

  If your Contract Value is less than your total purchase payments due to a free withdrawal, negative investment performance or deduction of the Administration Contract Charge, the following rules apply for calculating the Contingent Deferred Sales Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

  Waiver of Contingent Deferred Sales Charge. No Contingent Deferred Sales Charge will apply:

  . After 30 days from issue of the Contract if you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (described under "Annuity Options"), or a comparable fixed option. However, if you subsequently withdraw the commuted value of amounts placed under any of those options, the Company will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option, taking into account the lapse of time from annuitization to surrender. The applicable portion of the Contingent Deferred Sales Charge will be based on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining, when the proceeds were applied to the option, until the date when the Contingent Deferred Sales Charge would expire. (See example in Appendix B.)

  . On full or partial surrenders if the Contract Owner submits satisfactory evidence to the Company that the Contract Owner (or one Contract Owner under a jointly owned Contract, or the Annuitant, if the Contract is not owned in an individual capacity) is terminally ill (as defined in the Contract), has been confined to a nursing home for more than 90 continuous days, or is permanently and totally disabled (as defined in the Contract). This benefit is only available to an original owner of the Contract who was not over age 65 at issue of the Contract, and may not be available in every state.

  . If under the Spousal Continuation provision the Contract's Maturity Date is reset to a date that is less than seven years after the most recent purchase payment made under the Contract. The Contingent Deferred Sales Charge will not apply to the Contract in these circumstances. This waiver of the Contingent Deferred Sales Charge will not apply, however, to Contracts issued in New York or Pennsylvania.

  . On minimum distributions required by tax law. The Company currently waives the Contingent Deferred Sales Charge on distributions that are intended to satisfy required minimum distributions, calculated as if this Contract were the participant's only retirement plan asset. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous Surrenders were made during the Contract Year. (See "Federal Income Tax Status--Qualified Contracts.")

  The Company may also waive the Contingent Deferred Sales Charge if a Contract Owner surrenders a Contract or Contracts in order to purchase a group variable annuity issued by the Company or New England Mutual Life Insurance Company (now MetLife).

  The Contracts may be sold directly, without compensation, to a registered representative, to employees, officers, directors, and trustees of the Company and its affiliated companies, and spouses and immediate family members (i.e. children, siblings and parents (including siblings and parents of spouses), and grandparents) of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contracts or any bank affiliated with such a broker-dealer and of any sub-adviser to the Eligible Funds, and spouses and immediate family members of the foregoing. If consistent with applicable state insurance law, the Contracts may also be sold, without compensation, to the Company or MetLife for use with deferred compensation plans for agents, employees, officers, directors, and trustees of the Company and its affiliated companies, subject to any restrictions imposed by the terms of such plans, or to persons who obtain their Contracts through a bank, adviser or consultant to whom they pay a fee for investment or planning advice. If sold under these circumstances, the Contracts will be credited with an additional percentage of premium to reflect in part or in whole any cost savings associated with the direct sale, but only if such credit will not be unfairly discriminatory to any person. No additional premium will be credited to Contracts purchased by persons described above in exchange for another variable annuity Contract issued by the Company or its affiliated companies.

PREMIUM TAX CHARGE

  Certain states impose a premium tax on annuity purchase payments received by insurance companies. The Company pays this tax when incurred, and recovers this tax by imposing a premium tax charge on affected

Contracts in accordance with the following rules. Generally, the Company incurs a state premium tax liability on the date when annuity benefits commence. In those states, the Company deducts the premium tax charge from the Contract Value on that date. However, for Contracts subject to the premium tax law of states which impose a premium tax on purchase payments when they are made (currently South Dakota), the Company deducts the applicable premium tax charge at the earliest of: a full or partial surrender of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision) upon the death of a Contract Owner (or of the Annuitant, if the Contract is not owned in an individual capacity). To determine whether and when a premium tax charge will be imposed on a Contract, the Company looks to the state of residence of the Annuitant when a surrender is made, annuity benefits commence or Death Proceeds are paid. The Company reserves the right to impose a premium tax charge when a premium tax is incurred or at a later date.

  Deductions for state premium tax charges currently range from 1/2% to 2.25% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. See Appendix C for a list of premium tax rates. Premium tax rates are subject to being changed by law, administrative interpretations or court decisions.

OTHER EXPENSES

  A deduction for an investment advisory fee is made from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectus and Statement of Additional Information of the Eligible Funds describe these deductions and expenses.

CHARGES UNDER CONTRACTS PURCHASED BY EXCHANGING A FUND I, PREFERENCE OR ZENITH ACCUMULATOR CONTRACT

  If a Contract is purchased by exchanging a variable annuity contract issued by New England Variable Annuity Fund I (a "Fund I contract"), by New England Retirement Investment Account (a "Preference contract"), or by The New England Variable Account (a "Zenith Accumulator contract") (each of which is now a separate account of MetLife), the charges described above will apply except that the sales charges will be calculated as described below.

  A Contract issued by exchanging a Fund I or Preference contract will have no Contingent Deferred Sales Charge on assets transferred. Subsequent purchase payments will be subject to the Contingent Deferred Sales Charge described above. Assets transferred from the Fund I or Preference contract will be treated as a purchase payment under the American Growth Series contract for purposes of calculating the free withdrawal amount and Contingent Deferred Sales Charge, but in no event will those assets be subject to the charge. A comparison of the other fees and charges under an American Growth Series Contract to those under a Fund I contract would also include the following:
Total asset-based charges (including the investment advisory fee) under the Fund I contracts currently equal approximately 1.35%. Deductions for sales and administrative expenses are made from ongoing purchase payments under the Fund I contracts. Any applicable premium tax charges are deducted from purchase payments in South Dakota. With respect to a Preference contract, a comparison of fees and charges under an American Growth Series Contract to those under a Preference contract would include the following: The Preference contracts have a 1.25% asset-based charge for mortality and expense risks but do not have an asset-based administration charge. The Preference contracts impose a $30 annual administration charge, but the charge is not limited to 2% of the contract value as it is under the American Growth Series Contract, and there is no waiver of the charge for contracts which reach certain asset levels as there is under the American Growth Series Contract. There will be no contingent deferred sales charge under the Preference contracts beginning in the seventh contract year, and there is no limit on or charge for fund transfers, although transfers are subject to a $25 minimum. Any applicable premium tax charges are deducted from purchase payments in South Dakota.

  In the case of a Contract issued by exchanging a Zenith Accumulator contract, the assets transferred will be treated as a purchase payment under the American Growth Series contract for purposes of calculating the free withdrawal amount and Contingent Deferred Sales Charge under the American Growth Series contract. However, if the transferred assets are surrendered from the American Growth Series contract, they will be subject to the table of declining contingent deferred sales charge percentages that would have applied under the Zenith Accumulator contract in the year of the surrender. In the case of an exchange of a Zenith Accumulator contract that has been outstanding for less than three years, MetLife currently intends to waive any contingent deferred sales charge applicable to the transferred assets if they are surrendered more than seven years after the exchange. Following is a comparison of other fees and charges under Zenith Accumulator contracts and American Growth Series Contracts. The Zenith Accumulator contracts impose 1.35% in aggregate asset-based charges (the administration asset charge and mortality and expense risk charge) and generally the same annual administration contract charge as the American Growth Series Contracts, but the annual administration contract charge under the Zenith Accumulator contract is not limited to 2% of the contract value and is not waived for contracts which reach certain asset levels, as it is under the American Growth Series Contract. Under the Zenith Accumulator contract, the premium tax charge is currently deducted from purchase payments in South Dakota. Transfers under the Zenith Accumulator are not currently limited in number or amount prior to annuitization, but a $10 fee is currently imposed for transfers in excess of 12 per year. The American Growth Series Contract imposes higher minimums for amounts transferred from and remaining in a sub-account.

  If you are contemplating an exchange of a Fund I, Preference or Zenith Accumulator contract for an American Growth Series Contract, you should compare all charges (including investment advisory fees) deducted under your existing contract and under the American Growth Series Contract, as well as the investment options offered by each. In addition, you should keep in mind that the American Growth Series Contract may require a higher minimum for any subsequent purchase payments you may wish to make, although the Company may consent to waive the minimum to correspond to the terms of the old contract. See "Purchase Payments--Exchange Offers" and "Payment on Death Prior to Annuitization--Under Exchanged Contracts" for more information concerning the consequences of an exchange.

                               ANNUITY PAYMENTS

ELECTION OF ANNUITY

  The Maturity Date of the Contract is based on the older of the Contract Owner(s) and the Annuitant and is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). If a Contract is acquired pursuant to an exchange from an old contract (see "The Contracts--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. The Contract Owner may not change the Maturity Date to an earlier date. However, the Contract Owner may surrender the Contract at any time before the Maturity Date and apply the surrender proceeds to an annuity payment option.

  If the Contract Owner and Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. The Maturity Date will be reset, if necessary, based on the age of the older Contract Owner.

  Ownership of the Contract may not be changed without Company consent. If ownership is changed, a change in the Maturity Date may be required, based on the new Contract Owner's age. The new Maturity Date will be based on the older of the new Contract Owner and the Annuitant and will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

  The Contract that is issued to you will provide for variable annuity payments to begin at the Maturity Date for the life of the Payee, but for at least ten years. If you wish to change this annuity payment option you may do so at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, the amount of Contract Value applied to the fixed payment option

(net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") will be transferred to the general account of the Company, and the annuity payments will be fixed in amount and duration by the annuity payment option selected, the age of the Payee and, for Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, by the sex of the Payee. (See "Amount of Variable Annuity Payments.")

  Contracts acquired by retirement plans qualifying for tax benefited treatment may be subject to various requirements concerning the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

  The Contract provides several annuity payment options. Prior to the Maturity Date you may elect to have the Contract Value applied to one of these payment options at maturity. If you make a full or partial surrender of the Contract, you may elect in your surrender request to apply the surrender proceeds to an annuity payment option. You may also elect to have the Contract's Death Proceeds applied to an annuity payment option, or, if the Death Proceeds become payable and you have not previously elected a payment option, the Beneficiary can elect to apply the Death Proceeds to an annuity payment option; however, the Variable Income Payments to Age 100 Option and the Variable Life Income for Two Lives Option, described below, and comparable fixed options, are not available for this purpose.

  The selection of an annuity payment option must be made by written request to the Company and is subject to any applicable Federal tax law restrictions. The amount of the Death Proceeds or of the Contract Value at the Maturity Date that is applied to an annuity payment option will be reduced by any applicable premium tax charge. The Contract Value at the Maturity Date is also reduced by a pro rata portion of the Administration Contract Charge and by any applicable Contingent Deferred Sales Charge. The amount of Contract Value applied to an annuity payment option at a full or partial surrender will be reduced by any applicable Contingent Deferred Sales Charge and premium tax charge, and, on a full surrender, by a pro rata portion of the Administration Contract Charge. For Contracts with an outstanding loan, the amount of Contract Value or Death Proceeds applied to an annuity payment option will be reduced by the amount of the loan outstanding plus accrued interest.

  The Contract offers the variable annuity payment options listed below.

    Variable Income for a Specified Number of Years. The Company will make variable monthly payments for the number of years elected, which may not be more than 30 except with the consent of the Company.

    Variable Life Income. The Company will make variable monthly payments which will continue: while the Payee is living* ; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

    Variable Income Payments to Age 100 ("American Income Advantage"). The Company will make variable monthly payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

    Variable Life Income for Two Lives. The Company will make variable monthly payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.
--------
* IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE VARIABLE ANNUITY PAYMENT IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO VARIABLE ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

  Comparable fixed payment options are also available for all of the options described above. In addition, other annuity payment options (including other periods certain) may be available from time to time, and you should consult the Company as to their availability. If you do not elect an annuity payment option by the Maturity Date, variable payments under the Contract will be made while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option.) If installments under an annuity payment option would be less than the Company's published minimum, then the Contract proceeds can be applied to an annuity payment option only with the consent of the Company.

  The Payee under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option may withdraw the commuted value of the remaining payments. The Payee (or Payees) under the Variable Life Income with Period Certain Option or the Joint and Survivor Variable Life Income, 10 Years Certain Option may withdraw the commuted value of the remaining period certain portion of the payment option. The commuted value of such payments is calculated based on the assumed interest rate under the Contract. The life income portion of the payment option cannot be commuted, and variable annuity payments based on that portion will resume at the expiration of the period certain if the Annuitant is alive at that time. (See "Amount of Variable Annuity Payments.") Amounts applied to a fixed payment option may not be withdrawn.

  The section of the prospectus entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" describes whether a Contingent Deferred Sales Charge will be deducted upon application of the Contract's proceeds to a particular annuity payment option or upon withdrawal of the commuted value of any payments certain under a variable payment option.

  Payees under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option may convert to a variable annuity payment option involving a life contingency.

  The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

  The Company continues to assess the Mortality and Expense Risk Charge if annuity payments are made under any variable annuity payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which the Company bears no mortality risk.

                      AMOUNT OF VARIABLE ANNUITY PAYMENTS

  At the Maturity Date (or any other application of proceeds to a payment option), the Contract Value (reduced by any applicable charges and by any outstanding loan plus accrued interest) is applied toward the purchase of monthly annuity payments. The amount of monthly variable annuity payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed interest rate selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected. (The Fixed Account is not available under variable payment options.) Current annuity purchase rates used to determine the amount of monthly payments will generally be more favorable if the Maturity Date is at least two Contract Years after the Contract Date. Current annuity purchase rates may be changed by the Company periodically, and will be applied prospectively on a non-discriminatory basis.

  The annuity purchase rates are used to calculate the basic payment level purchased by the Contract Value. These rates vary according to the age of the Payee. The higher the Payee's age at annuitization, the greater the basic payment level under options involving life contingencies, because the Payee's life expectancy and thus the period of anticipated income payments will be shorter. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, purchase rates used to calculate the basic payment level will also reflect the sex of the Payee. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female

Payee. If the Contract Owner has selected an annuity payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee remains alive, the Contract Value will purchase lower monthly benefits than under a life contingent option.

  The dollar amount of the initial variable annuity payment will be at the basic payment level. The assumed interest rate under the Contract will affect both this basic payment level and the amount by which subsequent payments increase or decrease. Each payment after the first will vary with the difference between the net investment performance of the sub-accounts selected and the assumed interest rate under the Contract. If the actual net investment rate exceeds the assumed interest rate, the dollar amount of the annuity payments will increase. Conversely, if the actual rate is less than the assumed interest rate, the dollar amount of the annuity payments will decrease. If actual investment performance is equal to the assumed interest rate, the monthly payments will remain level.

  Unless otherwise provided, the assumed interest rate will be at an annual effective rate of 3.5%. You may select as an alternative an assumed interest rate equal to an annual effective rate of 0% or, if allowed by applicable law or regulation, 5%. A higher assumed interest rate will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate. A lower assumed interest rate will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a less rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

  You may, even after variable annuity payments have commenced, direct that all or a portion of your investment in one sub-account be transferred to another sub-account of the Variable Account in the manner provided under "Transfer Privilege."

  The Company may require proof of age, sex (if applicable) and survival of any person upon the continuation of whose life annuity payments depend.

  For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other matters also of importance.

                RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

  The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

    1. Plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans");

    2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

    3. Individual retirement accounts, including Roth IRAs, adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs") and Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs");

    4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

    5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and Federal tax aspects of such plans. In particular, the Contract is not intended for use with TSA Plans that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should NOT be purchased for use with such plans. The Company may make the Contract available for use with Section 401(k) plans.

  A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Status--Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

  In the case of certain TSA Plans under Section 403(b)(1) of the Code, IRAs purchased under Section 408(b) of the Code and Roth IRAs under Section 408A of the Code, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

                           FEDERAL INCOME TAX STATUS

INTRODUCTION

  The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon NELICO's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with certain plans entitled to special income tax treatment ("Qualified Contracts") under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this prospectus, Qualified Contracts are Contracts that fund Qualified Plans, TSA Plans, IRAs, SEPs and SARSEPs, SIMPLE IRAs, Roth IRAs, Section 457 Plans, and Governmental Plans, as defined above under "Retirement Plans Offering Federal Tax Benefits." The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to the Contract Owner, the Annuitant, or the Beneficiary may depend on the type of retirement plan, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing a Qualified Contract and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAXATION OF THE COMPANY

  The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains arising from the operation of the Variable Account are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, the Company believes that the Variable Account's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

  Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account and, therefore, the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in the Company being taxed on income or gains attributable to the Variable Account, then the Company may impose a charge against the Variable Account (with respect to some or all Contracts) in order to set aside amounts to pay such taxes.

  The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in a Contract's Account Value will not be taxable until amounts are received from the Contract, either in the form of Annuity payments or in some other form. In order to be subject to annuity contract treatment for tax purposes, the Contract must meet the following Code requirements:

TAX STATUS OF THE CONTRACT

  Diversification. Section 817(h) of the Code requires that with respect to Non-Qualified Contracts, the investments of the Funds must be "adequately diversified" in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Variable Account, through the Eligible Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Eligible Funds' assets may be invested.

  Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the Contract Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets."

  The ownership rights under the Contract are similar to, but also different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

  Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires Non-Qualified Contracts to provide that (a) if any Owner dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The "designated beneficiary" refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of a deceased owner, the contract may be continued with the surviving spouse as the new owner.

  The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions when they are issued and modify the contracts in question if necessary to assure that they comply with the requirements of Code
Section 72(s). Other rules may apply to Qualified Contracts.

  The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

TAXATION OF ANNUITIES

  In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that a Contract Owner who is a natural person generally is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., withdrawals or annuity payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and prospective Contract Owners that are not natural persons may wish to discuss these with a competent tax advisor.

  The following discussion generally applies to a Contract owned by a natural person.

  Surrenders. In the case of a surrender under a Qualified Contract, including Systematic Withdrawals, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  With respect to Non-Qualified Contracts, partial surrenders, including Systematic Withdrawals, are generally treated as taxable income to the extent that the Contract Value immediately before the surrender exceeds the "investment in the contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract".

  Annuity Payments. Although the tax consequences may vary depending on the annuity payment elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Contract Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For fixed annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity

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payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is taxable. If annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax adviser regarding deductibility of the unrecovered amount.

  Penalty Tax. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2; (2) made as a result of death or disability of an owner;
(3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the owner and a "designated beneficiary". Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from the Contract because of the death of a Contract Owner (or Annuitant if the Contract Owner is not an individual). Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or
(2) if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's (or Annuitant's) death. That is, the investment in the Contract remains the amount of any purchase payments paid which were not excluded from gross income.

  Transfers, Assignments, Exchanges and Maturity Dates. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also an Owner, the selection of certain Maturity Dates, the exchange of a Contract, or the receipt of a Contract in an exchange may result in certain tax consequences that are not discussed herein. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  Multiple Contracts. All deferred non-qualified annuity contracts that are issued by the Company (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

QUALIFIED CONTRACTS

  The Contract is designed for use with certain retirement plans that qualify for Federal tax benefits. Such plans are defined above under the heading "Retirement Plans Offering Federal Tax Benefits." The tax rules applicable to participants and beneficiaries in these retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances.

  The Company makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Contract Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under these Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Contract is assigned or transferred to any

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individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contract Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract under applicable federal and state tax laws and ERISA.

  The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

(i) Plan Contribution Limits

  Statutory limitations on contributions to retirement plans that qualify for federal tax benefits may limit the amount of money that may be contributed to the Contract in any Contract Year. Any purchase payments attributable to such contributions may be tax deductible to the employer and are not currently taxable to the Annuitants for whom the Contracts are purchased. The contributions to the Contract and any increase in Contract Value attributable to such contributions are not subject to taxation until payments from the Contract are made to the Annuitant or his/her Beneficiaries.

  TSA PLANS

  Purchase payments attributable to TSA Plans are not includible within the Annuitant's income to the extent such purchase payments do not exceed certain statutory limitations, including the "exclusion allowance." The exclusion allowance is a calculation which takes into consideration the Annuitant's includible compensation, number of years of service, and prior years of contributions. For more information about all the applicable limitations, the Annuitant should obtain a copy of IRS Publication 571 on TSA Programs for Employees of Public Schools and Certain Tax Exempt Organizations which will better assist the Annuitant in calculating the exclusion allowance and other limitations to which he or she may be subject for any given tax year. Any purchase payments attributable to permissible contributions under Code Section 403(b) (and earnings thereon) are not taxable to the Annuitant until amounts are distributed from the Contract. However, these payments may be subject to FICA (Social Security) taxes.

  The Contract includes a Death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the Death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

  IRAS, SEPS, SARSEPS, SIMPLE IRAS AND ROTH IRAS

  The maximum tax deductible purchase payment which may be contributed each year to an IRA is the lesser of $2,000 or 100 percent of includible compensation if the taxpayer is not covered under an employer plan. A spousal IRA is available if the taxpayer and spouse file a joint return and the spouse is not yet age 70 1/2. The maximum tax deductible purchase payment which a taxpayer may make to a spousal IRA is $2,000. If covered under an employer plan, taxpayers are permitted to make deductible purchase payments; however, for 1998 the deductions are phased out and eventually eliminated, on a pro rata basis, for adjusted gross income between $30,000 and $40,000 for an individual, between $50,000 and $60,000 for the covered spouse of a married couple filing jointly, between $150,000 and $160,000 for the non-covered spouse of a married couple filing jointly, and between $0 and $10,000 for a married person filing separately. A taxpayer may also make nondeductible purchase payments. However, the total of deductible and nondeductible purchase payments may not exceed the limits described above for deductible payments. An IRA is also the vehicle that receives contributions to SEPs, SARSEPs and SIMPLE IRAs. Maximum contributions (including elective deferrals) to SEPs and SARSEPs are currently limited to the lesser of 15% of compensation (generally up to $160,000 for 1998) or $30,000. The maximum salary reduction contribution currently permitted to a SIMPLE IRA is $6,000. In addition, an employer may make a matching contribution to a SIMPLE IRA, typically of 2% or 3% of the compensation (as limited by the Code) of the employee. For more information concerning the contributions to IRAs, SEPs, SARSEPs, and SIMPLE IRAs you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts. In addition to the above, an individual may make a "rollover" contribution into an IRA with the proceeds of a "lump sum" distribution (as defined in the Code) from a Qualified Plan.

  ROTH IRAS

  Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. The maximum purchase payment which may be contributed each year to a Roth IRA is the lesser of $2,000 or 100 percent of includible compensation. A spousal Roth IRA is available if the taxpayer and spouse file a joint return. The maximum purchase payment that a taxpayer may make to a spousal Roth IRA is $2,000. Except in the case of a rollover or a transfer, no more than $2,000 can be contributed in aggregate to all IRAs and Roth IRAs of either spouse during any tax year. The Roth IRA contribution may be limited to less than $2,000 depending on the taxpayer's adjusted gross income ("AGI"). The maximum contribution begins to phase out if the taxpayer is single and the taxpayer's AGI is more than $95,000 or if the taxpayer is married and files a joint tax return and the taxpayer's AGI is more than $150,000. The taxpayer may not contribute to a Roth IRA if the taxpayer's AGI is over $110,000 (if the taxpayer is single), $160,000 (if the taxpayer is married and files a joint tax return), or $10,000 (if the taxpayer is married and files separate tax returns).You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

  SECTION 457 PLANS

  Generally, under a Section 457 Plan, an employee or executive may defer income under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $8,000. The amounts so deferred (including earnings thereon) by an employee or executive electing to contribute to a
Section 457 Plan are includible in gross income only in the tax year in which such amounts are paid or made available to that employee or executive or his/her Beneficiary. With respect to a Section 457 Plan for a nonprofit organization other than a governmental entity, (i) once contributed to the plan, any Contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer and (ii) the employer retains all ownership rights to the Contract including voting and redemption rights which may accrue to the Contract(s) issued under the plan. The Plans may permit participants to specify the form of investment for their deferred compensation accounts. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 Plan obligations.

  QUALIFIED PLANS

  Code section 401(a) permits employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

  The Contract includes a Death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

(ii) Distributions from the Contract

  MANDATORY WITHHOLDING ON CERTAIN DISTRIBUTIONS

  Distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans are subject to mandatory withholding by the plan or payor at the rate of 20%. An eligible rollover distribution is the taxable portion of any distribution from a Qualified Plan or a TSA Plan, except for certain distributions such as distributions required by the Code or in a specified annuity form. Withholding can be avoided by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA.

  QUALIFIED PLANS, TSA PLANS, IRAS, SEPS, SARSEPS, SIMPLE IRAS, ROTH IRAS AND GOVERNMENTAL PLANS

  Payments made from the Contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP, SIMPLE IRA or Governmental Plan are taxable under Section 72 of the Code as ordinary income, in the year of receipt. Any amount received in surrender of all or part of the Contract Value prior to annuitization will, subject to restrictions and penalties discussed below, also be included in income in the year of receipt. If there is any "investment" in the Contract, a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply: (i) to distributions of excess contributions or deferrals; (ii) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (iii) when distribution from the Contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her Beneficiary); or (iv) when distribution is made pursuant to a divorce (in the case of IRAs) or a qualified domestic relations order. In the case of IRAs, SEPs, SARSEPs and SIMPLE IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply. A tax-free rollover may be made once each year among individual retirement arrangements subject to the conditions and limitations described in the Code.

  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

  Except under a Roth IRA, if the Annuitant dies before distributions begin, distributions must be completed within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the Beneficiary. If the Annuitant's spouse is the Beneficiary, distributions need not begin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as rapidly as payments made before death.

  With respect to TSA Plans, elective contributions to the Contract made after December 31, 1988 and any increases in Contract Value after that date may not be distributed prior to attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may also be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the Contract Value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments which qualify for tax free treatment under
Section 403(b) of the Code may be made.

  With respect to a SIMPLE IRA, the 10% penalty tax described above is increased to 25% with respect to withdrawals made during the first two years of participation. With respect to Roth IRAs, distributions representing amounts attributable to contributions to a Roth IRA which has been established for five years or more are generally not taxed.

  Except under a Roth IRA, annuity payments, periodic payments or annual distributions generally must commence by April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. In the case of a Qualified Plan or a Governmental Plan, if the Annuitant is not a "five-percent owner" as defined in the Code, these distributions must begin by the later of the date determined by the preceding sentence or the year in which the Annuitant retires. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by minimum distribution rules under the plan. The Company currently waives the Contingent Deferred Sales Charge on distributions that are intended to satisfy required minimum distributions, calculated as if this Contract were the participant's only retirement plan asset. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. Rules regarding required minimum distributions apply to IRAs (including SEP, SARSEPs and SIMPLEs), Qualified Plans, TSA Plans and Governmental Plans. Roth IRAs under
Section 408A do not require distributions at any time prior to the Contract Owner's death. A penalty tax of up to 50% of the amount which should have been distributed may be imposed by the IRS for failure to distribute the required minimum distribution amount.

  Other restrictions with respect to the election, commencement, or distribution of benefits may apply under the Contracts or under the terms of the Qualified Plans in respect of which the Contracts are issued.

  SECTION 457 PLANS

  When a distribution under a Contract held under a Section 457 Plan is made to the Annuitant, such amounts are taxed as ordinary income in the year in which received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emergency).

  Generally, annuity payments, periodic payments or annual distributions must commence by the later of April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2 or the year of retirement, and meets other distribution requirements. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring employer. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by distribution rules under the plan. If the Annuitant dies before distributions begin, the same special distribution rules apply in the case of Section 457 Plans as apply in the case of Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs, generally SIMPLE IRAs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus.

WITHHOLDING

  Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. The Company is required to withhold taxes from certain distributions under certain qualified contracts.

POSSIBLE CHANGES IN TAXATION

  Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Contracts. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

OTHER TAX CONSEQUENCES

  As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect the Company's understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Contract Owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

GENERAL

  At the time the initial purchase payment is paid, a prospective purchaser must specify whether he or she is purchasing a Non-Qualified Contract or a Qualified Contract. If the initial premium is derived from an exchange or surrender of another annuity contract, the Company may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. The Company will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum initial purchase payment stated above. Additional purchase payments under a Contract must qualify for the same federal income tax treatment as the initial purchase payment under the Contract; the Company will not accept an additional purchase payment under a Contract if the federal income tax treatment of such purchase payment would be different from that of the initial purchase payment.

                                 VOTING RIGHTS

  The Company is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, the Company will give you, as Contract Owner, the right to instruct the Company how to vote the shares that are attributable to your Contract.

  Prior to annuitization, the number of votes as to which you have a right of instruction is determined by applying your percentage interest in a sub-account to the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined by applying the percentage interest reflected by the reserve for your Contract to the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying the Contract decrease.

  Contract Owners who are entitled to give voting instructions and the number of shares as to which they have a right of instruction will be determined as of the record date for the meeting. All Eligible Fund shares held in any sub-account of the Variable Account or any other registered (or to the extent voting privileges are granted by the issuing insurance company, unregistered) separate accounts of the Company or any affiliate for which no timely instructions are received will be voted for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which voting instructions are received.

  All Eligible Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of the Company or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Funds' Board of Trustees to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Boards of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-account(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

                           DISTRIBUTION OF CONTRACTS

  New England Securities, the principal underwriter of the Contracts, is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. New England Securities may enter into selling agreements with other broker-dealers registered under the Exchange Act whose registered representatives are authorized under applicable law to sell variable annuity contracts. The Company will pay compensation to the New England Securities registered representatives or other broker-dealers involved in the sale of a Contract (including the exchange of a Fund I or Preference contract). Such compensation will generally have a present value that does not exceed 7% of purchase payments under the Contract (although a lower amount may be paid in certain circumstances, such as sales of the Contracts to a person over age
75), and such compensation may be paid either as a percentage of purchase payments at the time the Company receives them, as a percentage of Contract Value on an ongoing basis, or in some combination of both. No commission is paid in connection with the initial issuance of a Contract as a result of an exchange from a Zenith Accumulator contract, although the Company reserves the right to pay a flat servicing or handling fee--not to be deducted from Contract Value--in connection with such exchanges.

                               THE FIXED ACCOUNT

  A Fixed Account option is included under Contracts issued in those states where it has been approved by the state insurance department. In these states, you may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of the Company's general account. The Fixed Account offers diversification to a Variable Account contract, allowing the Contract Owner to protect principal and earn, at least, a guaranteed rate of interest.

  Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION OF THE FIXED ACCOUNT

  The Company's general account consists of all assets owned by the Company other than those in the Variable Account and the Company's other separate accounts. The Company has sole discretion over the investment of assets in the general account, including those in the Fixed Account. Contract Owners do not share in the actual investment experience of the assets in the Fixed Account. Instead, the Company guarantees that Contract Values in the Fixed Account will be credited with interest at an effective annual rate of at least 3%. The Company is not obligated to credit interest at a rate higher than 3%, although in its sole discretion it may do so. Contract Values in the Fixed Account will be credited with interest daily.

  Any purchase payment or portion of Contract Value ("deposit") allocated to the Fixed Account will earn interest at an annual rate determined by the Company for that deposit for a 12 month period. At the end of each succeeding 12 month period, the Company will determine the interest rate that will apply to that deposit plus accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits made to the Fixed Account on that same day. (See "Contract Value and Fixed Account Transactions" below for a description of the interest rate that will be applied to Contract loan repayments allocated to the Fixed Account.)

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

  A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account and, for Contracts under which Contract loans are available, any of its Contract Value held in the Company's general account (but outside the Fixed Account) as the result of a Contract loan.

  Unless you request otherwise, a partial surrender will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account proportionately. The annual Administration Contract Charge will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or the Company's general account as the result of a loan. (However, that charge is limited to the lesser of $30 and 2% of the total Contract Value, including Contract Value you have allocated to the Fixed Account and any Contract Value held in the Company's general account as the result of a loan.) Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, surrenders and partial surrenders. The following special rules apply to transfers involving the Fixed Account.

  The amount of Contract Value which may be transferred from the Fixed Account is limited to the greater of: 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year, and the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year, except with the consent of the Company. However these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of the deposit. In such case, the amount of Contract Value which may be transferred from the Fixed Account will be the greatest of: a) 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year; b) the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year; or c) the amount of Contract Value in the Fixed Account to be transferred out of the Fixed Account under dollar cost averaging elected on new deposits within 30 days from the date of deposit. The Company allows one dollar cost averaging program to be active at a time. Therefore, if you transfer pre-existing assets (corresponding to Contract Value for which the dollar cost averaging program was not elected within 30 days from the date of each deposit) out of the Fixed Account under the dollar cost averaging program and would like to transfer up to 100% of new deposits under the program, then the dollar cost averaging program on the pre-existing assets will be canceled and a new program will begin with respect to new deposits. In this case, the pre-existing assets may still be transferred out of the Fixed Account, however, not under a dollar cost averaging program, subject to the limitations on transfers generally out of the Fixed Account. (Also, after the transfer is made, the Contract Value may not be allocated among more than ten of the sub-accounts and/or the Fixed Account.) The Company intends to restrict purchase payments and transfers of Contract Value into the Fixed Account: (1) if the interest rate which would be credited to the deposit would be equivalent to an annual effective rate of 3%; or (2) if the total Contract Value in the Fixed Account exceeds a maximum amount published by the Company (currently $500,000). (For Contracts issued in Maryland, the Company reserves the right to restrict such purchase payments and transfers if the total Contract Value in the Fixed Account equals or exceeds $500,000.) In addition, the Company intends to restrict transfers of Contract Value into the Fixed Account, and reserves the right to restrict purchase payments and loan prepayments into the Fixed Account, for 180 days following a transfer or loan out of the Fixed Account.

  Amounts transferred to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which the deposits into the Fixed Account were made. Amounts surrendered from the Fixed Account will be on a "first-in, first-out" basis. Amounts withdrawn from the Fixed Account due to a Contract loan will be on a "last-in, first-out" basis.

  If any portion of a Contract loan was attributable to Contract Value in the Fixed Account, then an equal portion of each loan repayment must be allocated to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Account.) Similarly, unless you request otherwise, the balance of the loan repayment will be allocated to the sub-accounts in the same proportions in which the loan was attributable to the sub-accounts. See "Loan Provision for Certain Tax Benefited Retirement Plans." The rate of interest for each loan repayment applied to the Fixed Account will be the lesser of: (1) the rate the borrowed money was receiving at the time the loan was made from the Fixed Account; and (2) the interest rate set by the Company in advance for that date. If the loan is being prepaid, however, and prepayments into the Fixed Account are restricted as described above, the portion of the loan prepayment that would have been allocated to the Fixed Account will be allocated to the Zenith Back Bay Advisors Money Market Sub-account instead.

  The Company reserves the right to delay transfers, surrenders, partial surrenders and Contract loans from the Fixed Account for up to six months.

  Like all financial services providers, NELICO utilizes systems that may be affected by Year 2000 transition issues, and it relies on a number of third parties including banks, custodians, and investment managers, that also may be affected. NELICO and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on NELICO. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as result of Year 2000 transition implementation. NELICO currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, with systems testing and compliance verification to follow. There can, however, be no assurance that the other service providers have anticipated every step necessary to avoid any adverse effect on the Variable Account attributable to Year 2000 transition.

                             FINANCIAL STATEMENTS

  The financial statements of the Company and the Variable Account may be found in the Statement of Additional Information.

                       INVESTMENT EXPERIENCE INFORMATION

  The Company may advertise performance by illustrating hypothetical average annual total returns for each sub-account of the Variable Account, based on the actual investment experience of the Eligible Funds since their inception and for the year-to-date, one, three, five, and ten year periods ending with the date of the illustration. Such performance information will be accompanied by SEC standard performance information for each sub-account, based on the actual investment experience of the sub-account since its inception and for the one, five, and ten year periods ending with the date of the information shown. Calculations of average annual total return are based on the assumption that a single investment of $1,000 was made at the beginning of each period illustrated. Average annual total return calculations reflect changes in the net asset values of the Eligible Funds plus the reinvestment of dividends from net investment income and of distributions from net realized gains, if any. The calculations also reflect the deduction of the Mortality and Expense Risk Charge and the Administration Asset Charge. They also reflect annual deductions for the Administration Contract Charge, and the deduction of any Contingent Deferred Sales Charge applicable at the end of the period illustrated. The calculations do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the results shown. The average annual total return is the annual compounded rate of return which would produce the surrender value at the end of the period illustrated. See "Calculation of Performance Data" in the Statement of Additional Information for average annual total returns as of December 31, 1997 and more information about how they are calculated.

  The Company may also illustrate how the average annual total return for a five year period was determined by illustrating the average annual total return for each year in the five year period ending with the date of the illustration. Such illustrations are based on the same assumptions and reflect the same expenses and deductions described in the preceding paragraph. See "Calculation of Performance Data" in the Statement of Additional Information for an example of this type of illustration and more information about how average annual total returns are calculated.

  The Company may illustrate what would have been the growth and value of a single $10,000 purchase payment for the Contract if it had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds commenced operations. These illustrations show Contract Value and surrender value, calculated in the same manner as when they are used to arrive at average annual total return, as of the end of each year, ending with the date of the illustration. The surrender values reflect the deduction of any applicable Contingent Deferred Sales Charge, but do not reflect the deduction of any premium tax charge. These illustrations may also show annual percentage changes in Contract Value and surrender value, cumulative returns, and annual effective rates of return. The difference between the Contract Value or surrender value at the beginning and at the end of each year is divided by the beginning Contract Value or surrender value to arrive at the annual percentage change. The cumulative return is determined by taking the difference between the $10,000 investment and the ending Contract Value or surrender value and dividing it by $10,000. The annual effective rate of return is calculated in the same manner as average annual total return. See "Calculation of Performance Data" in the Statement of Additional Information for examples of these illustrations and more information about how they are calculated.

  The Variable Account may update the performance history of one or more of its sub-accounts on a quarterly basis by illustrating the one, three, five, and ten year values (or since inception, if less) of a single $10,000 purchase payment invested at the beginning of such periods using the same method of calculation described in the preceding paragraph, but using the periods ending with the date of the quarterly illustration. Such illustrations will show the Contract Value at the end of the period and the cumulative return and annual effective rate of return for the period. The illustration may also include the cumulative return and annual effective rate of return of an appropriate securities index and the Consumer Price Index for the same period.

  The Company may illustrate what would have been the change in value of a $250 monthly purchase payment plan if the monthly payments had been invested in each of the Eligible Funds on the first day of each month starting with the first day of the first month after those Eligible Funds commenced operations. These illustrations show cumulative payments, Contract Value and surrender value as of the end of each year, ending with the date of the illustration. Surrender values reflect the deduction of any applicable Contingent Deferred Sales Charge. The illustrations also show annual effective rates of return, which represent the compounded annual rates that the hypothetical purchase payments would have had to earn in order to produce the Contract Value and surrender value as of the date of the illustration. See "Calculation of Performance Data" in the Statement of Additional Information for examples of these illustrations and more information about how they are calculated.

  The Variable Account may make available illustrations showing historical Contract Values and the annual effective rate of return, based upon hypothetical purchase payment amounts and frequencies, which can be selected by the client. The method of calculation described in the preceding paragraph will be used, but the illustration will reflect the effect of any premium tax charge applicable in the state where the illustration is delivered. The beginning date of the illustration can be selected by the client. Contract Values will be shown as of the end of each calendar year in the period and as of the end of the most recent calendar quarter.

  Historical investment performance may also be illustrated by showing the percentage change in the Accumulation Unit Value and annual effective rate of return of a sub-account without reflecting the deduction of any Contingent Deferred Sales Charge, premium tax charge, or the annual $30 Administration Contract Charge, all of which have the effect of reducing historical performance. The percentage change in unit value and annual effective rate of return of each sub-account may be shown from inception of the Eligible Fund to the date of the report and for the year-to-date, one, three, five, and ten year periods ending with the date of the report. The percentage change in unit value and annual effective rate of return also may be compared with the percentage change and annual effective rate for the Dow Jones Industrial Average and S&P 500 Stock Index, as well as other unmanaged indices of stock and bond performance described in the Statement of Additional Information in the Notes to the illustration of Annual Percentage Change in Contract Value and Annual Percentage Change in Surrender Value for a $10,000 Single Purchase Payment Contract. The percentage change is calculated by dividing the difference in unit or index values at the beginning and end of the period by the beginning unit or index value. See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return in this illustration.

  In addition, the Company may illustrate how variable annuity income payments under the Contract and commuted values of annuity income options change with investment performance over periods of time; such illustrations may be hypothetical (based on assumed uniform annual rates of return) or historical (based on historical annual returns of the sub-accounts). See "Hypothetical Illustrations of Annuity Income Payouts" and "Historical Illustrations of Annuity Income Payouts" in the Statement of Additional Information for a description of these illustrations.

  From time to time the Company may advertise (in sales literature or advertising material) performance rankings of the sub-accounts of the Variable Account assigned by independent services, such as Variable Annuity Research and Data Services ("VARDS"). VARDS monitors and ranks the performance of variable annuity accounts on an industry-wide basis in each of the major categories of investment objectives. The performance analysis prepared by VARDS ranks accounts on the basis of total return calculated using Accumulation Unit Values. Thus, the effect of the Contingent Deferred Sales Charge and Administration Contract Charge assessed under the Contracts is not taken into consideration.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by the Company as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                                  APPENDIX A

                                 CONSUMER TIPS

DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

DIVERSIFICATION

  Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires of that investment a safe return because a loss may risk the entire investment. By diversifying, on the other hand, an investor can more safely take a chance that some investments will under-perform and that others will over-perform. Thus an investor can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although portions of a diversified investment may be totally lost, other portions may perform at above- average rates that more than compensate for the loss.

MISCELLANEOUS

  Toll-free telephone service: --A recording of daily unit values is available by calling 1-800-333-2501.

                               --Fund transfers and changes of future purchase
                                 payment allocations can be made by calling 1-800-435-4117.

  Written Communications:      --All communications and inquiries regarding
                                 address changes, premium payments, billing, fund transfers, surrenders, maturities and any other processing matters relating to your Contract should be directed to:

                                   New England Annuities
                                   P.O. Box 642
                                   Boston, Mass 02116

                                  APPENDIX B

                       CONTINGENT DEFERRED SALES CHARGE

  The following example illustrates how the Contingent Deferred Sales Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Contingent Deferred Sales Charge," no Contingent Deferred Sales Charge will apply if at any time more than 30 days from issue of the Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you subsequently withdraw the commuted value of amounts placed under any of those options, the Company will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge that was waived, based on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining when the proceeds were applied to the option, until the date when the Contingent Deferred Sales Charge would expire.

  As an example, assume that $100,000 of Contract Value (net of any premium tax charge and Administration Contract Charge) is applied to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Contingent Deferred Sales Charge waived on application of the proceeds to the payment option was $1,500. If the Payee surrenders the commuted value of the proceeds under option six months later, the Contingent Deferred Sales Charge would be $1,350 (representing the $1,500 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Contingent Deferred Sales Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Contingent Deferred Sales Charge would expire).

                                   APPENDIX C

                                  PREMIUM TAX

  Premium tax rates are subject to change. At present the Company pays premium taxes in the following jurisdictions at the rates shown.

                      CONTRACTS USED WITH TAX
JURISDICTION          QUALIFIED RETIREMENT PLANS ALL OTHER CONTRACTS
------------          -------------------------- -------------------
California                       0.50%                  2.35%
District of Columbia             2.25%                  2.25%
Kentucky                         2.00%                  2.00%
Maine                              --                   2.00%
Nevada                             --                   3.50%
Puerto Rico                      1.00%                  1.00%
South Dakota                       --                   1.25%
West Virginia                    1.00%                  1.00%
Wyoming                            --                   1.00%

See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect the Contracts.

                               TABLE OF CONTENTS
                                      OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE
                                                                           -----
THE COMPANY...............................................................  II-3
SERVICES RELATING TO THE VARIABLE ACCOUNT.................................  II-3
PERFORMANCE COMPARISONS...................................................  II-3
CALCULATION OF PERFORMANCE DATA...........................................  II-4
NET INVESTMENT FACTOR..................................................... II-17
ANNUITY PAYMENTS.......................................................... II-17
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS...................... II-18
HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS........................ II-23
EXPERTS................................................................... II-26
LEGAL MATTERS............................................................. II-26
APPENDIX A................................................................ II-27
FINANCIAL STATEMENTS......................................................   F-1

  If you would like to obtain a copy of the Statement of Additional Information, please complete the request form below and mail to:

  New England Securities Corporation
  399 Boylston Street
  Boston, Massachusetts 02116

             Please send a copy of the Statement of Additional
           Information for New England Variable Annuity Separate
           Account (American Growth Series) to:

           --------------------------------------------------------
           Name

           --------------------------------------------------------
           Street

           --------------------------------------------------------
           City                      State                       Zip

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT

  This is to acknowledge receipt of an American Growth Series Prospectus dated August 3, 1998. This Variable Annuity Contract is offered by New England Life Insurance Company.

_____________________________________     _____________________________________
               (Date)                             (Client's Signature)

501 Boylston Street
Boston, Massachusetts 02116-3700
e-mail: AskUs@nefn.com
internet: http://www.nefn.com

--------------------------------------------------------------------------------

EQUAL OPPORTUNITY EMPLOYER
/copyright/1998 by New England Life Insurance Company (NELICO). New England Financial is the service mark for NELICO, Boston, MA, and related companies.

VA-155-98

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                            AMERICAN GROWTH SERIES

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                 ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)

                              AUGUST 3, 1998

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated August 3, 1998 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities") 399 Boylston Street, Boston, Massachusetts 02116.




VA-155SAI-98

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
The Company...............................................................  II-3
Services Relating to the Variable Account.................................  II-3
Performance Comparisons...................................................  II-3
Calculation of Performance Data...........................................  II-4
Net Investment Factor..................................................... II-17
Annuity Payments.......................................................... II-17
Hypothetical Illustrations of Annuity Income Payouts...................... II-18
Historical Illustrations of Annuity Income Payouts........................ II-23
Experts................................................................... II-26
Legal Matters............................................................. II-26
Appendix A................................................................ II-27
Financial Statements......................................................   F-1

                                  THE COMPANY

  New England Life Insurance Company ("The Company") is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife").

                   SERVICES RELATING TO THE VARIABLE ACCOUNT

  The Company maintains the books and records of the Variable Account and provides issuance and other administrative services for the Contracts.

  Auditors. Deloitte & Touche LLP, located at 125 Summer Street, Boston, Massachusetts 02110, conducts an annual audit of the Variable Account's financial statements.

  Principal Underwriter. New England Securities Corporation ("New England Securities"), an indirect subsidiary of the Company, serves as principal underwriter for the Variable Account pursuant to a distribution agreement with the Company. The Contracts are offered continuously and may be sold by registered representatives of broker-dealers that have selling agreements with New England Securities as well as by the Company's life insurance agents and insurance brokers who are registered representatives of New England Securities. The Company pays commissions, none of which are retained by New England Securities, in connection with sales of the Contracts. For the years ended December 31, 1995, 1996 and 1997, the Company paid commissions in the amount of $1,223,006.20, $3,782,305.00 and $5,081,873.33 respectively.

                            PERFORMANCE COMPARISONS

  Articles and releases, developed by the Company, the Eligible Funds (as defined in the Prospectus) and other parties, about the Account or the Eligible Funds regarding performance, rankings, statistics and analyses of the Account's, the individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in publications, including, but not limited to, those publications listed in Appendix A to this Statement of Additional Information. In particular, some or all of these publications may publish their own rankings or performance reviews including the Account or the Eligible Funds. References to or reprints of such articles may be used in promotional literature. Such literature may refer to personnel of the advisers and/or subadvisers who have portfolio management responsibility, and their investment style. The references may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature for the Contracts and the Account may refer to historical, current and prospective economic trends and may include historical and current performance and total returns of investment alternatives.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Contractholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                        CALCULATION OF PERFORMANCE DATA

  The tables below illustrate hypothetical average annual total returns for each sub-account for the periods shown, based on the actual investment experience of the sub-accounts, and the New England Zenith Fund (the "Zenith Fund") during those periods. The tables do not represent what may happen in the future.

  The Variable Account was not established until July, 1994. The Contracts were not available before August, 1998. The Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series commenced operations on August 26, 1983. The Westpeak Growth and Income and Goldman Sachs Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) commenced operations on April 30, 1993. The Small Cap Series commenced operations on May 2, 1994. The six other Eligible Funds did not commence operations until October 31, 1994.

  Calculations of average annual total return are based on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The figures do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the results shown.

  The average annual total return is related to surrender value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each sub-account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The number of Accumulation Units is reduced on each Contract anniversary to reflect deduction of the annual $30 Administration Contract Charge from the Contract Value. For purposes of this calculation, the maximum Administration Contract Charge of $30 is deducted, although the actual charge will be the lesser of 2% of Contract Value and $30 (and may be waived for certain large Contracts). Each such $30 deduction reduces the number of units held under the Contract by an amount equal to $30 divided by the Accumulation Unit Value on the date of the deduction. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value on December 31, 1997 to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and the portion of the $30 Administration Contract Charge which would be deducted upon surrender on December 31, 1997 to arrive at the surrender value. The average annual total return is the annual compounded rate of return which would produce the surrender value on December 31, 1997. In other words, the average annual total return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the surrender value at the end of the period. The average annual total returns assume that no premium tax charge has been deducted.

  Sub-Account average annual total return, which is calculated in accordance with the SEC standardized formula, uses the inception date of the sub-account through which the Eligible Fund shown is available. Sub-Account performance for the periods shown reflects a mortality and expense charge of 1.25%. With a higher mortality and expense charge, performance would have been lower. The Contracts impose a mortality and expense risk charge of 1.30%. Fund total return adjusted for Contract charges, which is non-standard performance, uses the inception date of the Eligible Fund shown, and therefore may reflect periods prior to the availability of the corresponding sub-account under the Contract. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.


                 SUB-ACCOUNT AVERAGE ANNUAL TOTAL RETURN

  For purchase payment allocated to the Loomis Sayles Small Cap Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year............................................................. 14.18%
      Since Inception of the Sub-Account................................. 23.40%

  For purchase payment allocated to the Morgan Stanley International Magnum Equity Series*

                          PERIOD ENDING DECEMBER 31, 1997
                          -------------------------------
      1 Year.......................................................... -10.72%
      Since Inception of the Sub-Account..............................  -2.33%

--------

* The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the subadviser.

  For purchase payment allocated to the Alger Equity Growth Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year............................................................. 14.95%
      Since Inception of the Sub-Account................................. 19.83%

  For purchase payment allocated to the Goldman Sachs Midcap Value Series**

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year.............................................................  6.75%
      Since Inception of the Sub-Account................................. 15.12%

  For purchase payment allocated to the Davis Venture Value Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year............................................................. 22.71%
      Since Inception of the Sub-Account................................. 25.90%

  For purchase payment allocated to the Westpeak Growth and Income Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year............................................................. 22.68%
      Since Inception of the Sub-Account................................. 23.22%

  For purchase payment allocated to the Loomis Sayles Balanced Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year.............................................................  5.62%
      Since Inception of the Sub-Account................................. 12.27%

  For purchase payment allocated to the Salomon Brothers Strategic Bond
Opportunities Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year.............................................................   .83%
      Since Inception of the Sub-Account.................................  8.63%

  For purchase payment allocated to the Back Bay Advisors Bond Income Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year.............................................................   .66%
      Since Inception of the Sub-Account.................................  4.69%

  For purchase payment allocated to the Salomon Brothers U.S. Government Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year............................................................. -1.60%
      Since Inception of the Sub-Account.................................  1.88%

  For purchase payment allocated to the Back Bay Advisors Money Market Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year............................................................. -4.52%
      Since Inception of the Sub-Account.................................  -.72%

--------

** The Goldman Sachs Midcap Value Series' Subadviser was Loomis, Sayles &
   Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the subadviser.

                FUND TOTAL RETURN ADJUSTED FOR CONTRACT CHARGES

  For purchase payment allocated to the Loomis Sayles Small Cap Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year............................................................. 14.12%
      Since Inception of the Fund........................................ 16.29%

  For purchase payment allocated to the Morgan Stanley International Magnum Equity Series*

                          PERIOD ENDING DECEMBER 31, 1997
                          -------------------------------
      1 Year.......................................................... -10.76%
      Since Inception of the Fund.....................................  -1.12%

  For purchase payment allocated to the Alger Equity Growth Series

                          PERIOD ENDING DECEMBER 31, 1997
                          -------------------------------
      1 Year..........................................................  14.88%
      Since Inception of the Fund.....................................  20.04%

  For purchase payment allocated to the Goldman Sachs Midcap Value Series**

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year.............................................................  6.69%
      Since Inception of the Fund........................................ 12.10%

  For purchase payment allocated to the Davis Venture Value Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year............................................................. 22.64%
      Since Inception of the Fund........................................ 24.28%

  For purchase payment allocated to the Westpeak Growth and Income Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year............................................................. 22.62%
      Since Inception of the Fund........................................ 16.30%

  For purchase payment allocated to the Loomis Sayles Balanced Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year.............................................................  5.57%
      Since Inception of the Fund........................................ 12.86%

  For purchase payment allocated to the Salomon Brothers Strategic Bond
Opportunities Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year.............................................................   .78%
      Since Inception of the Fund........................................  8.19%

--------
* The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the subadviser.
** The Goldman Sachs Midcap Value Series' subadviser was Loomis, Sayles &
   Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the subadviser.

  For purchase payment allocated to the Back Bay Advisors Bond Income Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year.............................................................   .61%
      5 Years............................................................  4.24%
      10 years...........................................................  6.03%
      Since Inception of the Fund........................................  6.97%

  For purchase payment allocated to the Salomon Brothers U.S. Government
Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year............................................................. -1.65%
      Since Inception of the Fund........................................  3.04%

  For purchase payment allocated to the Back Bay Advisors Money Market Series

                           PERIOD ENDING DECEMBER 31, 1997
                           -------------------------------
      1 Year............................................................. -4.57%
      5 Years............................................................  -.23%
      10 years...........................................................  1.61%
      Since Inception of the Fund........................................  2.62%

  Information is available illustrating the impact of fund performance on annuity payouts. For examples, see "Hypothetical Illustrations of Annuity Income Payments" and "Historical Illustrations of Annuity Income Payments" in this Statement of Additional Information.

  The following chart illustrates how the average annual total return was determined for the five year period ending December 31, 1997 for the sub-account investing in the Back Bay Advisors Bond Income Series based on the assumptions used in the above table. The units column below shows the number of accumulation units hypothetically purchased by the $1000 investment in the Series in the first year. The units are reduced on each Contract anniversary to reflect the deduction of the $30 Administration Contract Charge. The illustration assumes no premium tax charge is deducted.

  The unit values of the sub-accounts reflect the change in the net asset value of the underlying Eligible Funds plus the reinvestment of dividends from net investment income and of distributions from net realized gains, if any. The unit values also reflect the deduction of the Mortality and Expense Risk Charge as well as the Administration Asset Charge.

                                                                      AVERAGE
                                          UNIT   CONTRACT SURRENDER ANNUAL TOTAL
   DATE                         UNITS    VALUE    VALUE     VALUE      RETURN
   ----                        -------- -------- -------- --------- ------------
   December 31, 1992.......... 419.0290 2.386470 1,000.00       --       --
   December 31, 1993.......... 407.7086 2.650071 1,080.46 $1,022.11     2.21%
   December 31, 1994.......... 395.8294 2.525427   999.64    954.65    -2.29%
   December 31, 1995.......... 385.8902 3.018347 1,164.75  1,124.75     4.00%
   December 31, 1996.......... 376.2539 3.113250 1,171.37  1,141.37     3.36%
   December 31, 1997.......... 367.4415 3.404265 1,250.87  1,230.87     4.24%

  The following charts illustrate what would have been the growth and value of a $10,000 purchase payment if it had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds became available: September 1, 1983 for the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series; May 1, 1993 for the Westpeak Growth and Income and Goldman Sachs Midcap Value Series; May 2, 1994 for the Loomis Sayles Small Cap Series; and November 1, 1994 for the other series of the Zenith Fund. The figures shown do not reflect the deduction of any premium tax charge on surrender. During the period when the Contingent Deferred Sales Charge applies, the percentage return on surrender value from year to year (after the 1st year) will be greater than the percentage return on Contract Value for the same years. This is because the percentage return on surrender value reflects not only investment experience but also the annual reduction in the applicable Contingent Deferred Sales Charge. In the first chart, the Contract Value and surrender value on each date shown are calculated in the manner described in the preceding illustrations of average annual total return, assuming that no premium tax charge is deducted on surrender.

  In the second and third charts, the difference between the Contract Value or surrender value at the beginning and at the end of each year is divided by the beginning Contract Value or surrender value to arrive at the annual percentage change. The cumulative return information set forth in these charts is determined by taking the difference between the $10,000 investment and the ending Contract Value or surrender value and dividing it by $10,000. The annual effective rate of return in this illustration is calculated in the same manner as the average annual total return described in the preceding illustration, assuming that no premium tax charge is deducted on surrender.

                   $10,000 SINGLE PURCHASE PAYMENT CONTRACT
BACK BAY ADVISORS BOND INCOME AND BACK BAY ADVISORS MONEY MARKET SERIES ISSUED
                               SEPTEMBER 1, 1983
  WESTPEAK GROWTH AND INCOME AND GOLDMAN SACHS MIDCAP VALUE(3) SERIES ISSUED
                                  MAY 1, 1993
               LOOMIS SAYLES SMALL CAP SERIES ISSUED MAY 2, 1994
               OTHER ZENITH FUND SERIES ISSUED NOVEMBER 1, 1994
                              INVESTMENT RESULTS

                               CONTRACT VALUE(1)

                                MORGAN                                                               SALOMON
                    LOOMIS      STANLEY                GOLDMAN               WESTPEAK               BROTHERS     BACK BAY
                    SAYLES   INTERNATIONAL   ALGER      SACHS      DAVIS      GROWTH     LOOMIS     STRATEGIC    ADVISORS
                    SMALL       MAGNUM       EQUITY     MIDCAP    VENTURE      AND       SAYLES       BOND         BOND
                     CAP       EQUITY(2)     GROWTH    VALUE(3)    VALUE      INCOME    BALANCED  OPPORTUNITIES   INCOME
                  ---------- ------------- ---------- ---------- ---------- ---------- ---------- ------------- ----------
As of December 31:
 1983............                                                                                               $10,337.67
 1984............                                                                                                11,445.98
 1985............                                                                                                13,372.34
 1986............                                                                                                15,111.94
 1987............                                                                                                15,209.14
 1988............                                                                                                16,221.84
 1989............                                                                                                17,933.29
 1990............                                                                                                19,081.33
 1991............                                                                                                22,162.98
 1992............                                                                                                23,611.58
 1993............                                     $11,366.57            $11,317.31                           26,189.62
 1994............ $ 9,587.79  $10,237.00   $ 9,694.22  11,147.74 $ 9,628.18  10,995.38 $ 9,967.47  $ 9,838.07    24,928.24
 1995............  12,146.27   10,692.43    14,185.73  14,294.36  13,193.69  14,760.65  12,234.95   11,551.12    29,762.30
 1996............  15,616.68   11,215.69    15,798.75  16,543.95  16,338.34  17,154.34  14,072.65   12,993.93    30,666.44
 1997............  19,189.74   10,886.69    19,541.57  19,105.05  21,477.28  22,540.94  16,091.52   14,201.85    33,501.82

                   SALOMON    BACK BAY
                   BROTHERS   ADVISORS
                     U.S.      MONEY
                  GOVERNMENT   MARKET
                  ---------- ----------
As of December 31:
 1983............            $10,256.90
 1984............             11,167.87
 1985............             11,891.93
 1986............             12,494.00
 1987............             13,093.94
 1988............             13,851.97
 1989............             14,893.43
 1990............             15,858.00
 1991............             16,578.78
 1992............             16,938.41
 1993............             17,169.20
 1994............ $10,037.26  17,573.10
 1995............  11,354.32  18,286.71
 1996............  11,536.13  18,925.00
 1997............  12,308.95  19,627.81

                               SURRENDER VALUE(1)

                                MORGAN                                                               SALOMON
                    LOOMIS      STANLEY                GOLDMAN               WESTPEAK               BROTHERS     BACK BAY
                    SAYLES   INTERNATIONAL   ALGER      SACHS      DAVIS      GROWTH     LOOMIS     STRATEGIC    ADVISORS
                    SMALL       MAGNUM       EQUITY     MIDCAP    VENTURE      AND       SAYLES       BOND         BOND
                     CAP       EQUITY(2)     GROWTH    VALUE(3)    VALUE      INCOME    BALANCED  OPPORTUNITIES   INCOME
                  ---------- ------------- ---------- ---------- ---------- ---------- ---------- ------------- ----------
As of December 31:
 1983............                                                                                               $ 9,674.03
 1984............                                                                                                10,835.98
 1985............                                                                                                12,862.34
 1986............                                                                                                14,701.94
 1987............                                                                                                14,899.14
 1988............                                                                                                16,011.84
 1989............                                                                                                17,823.29
 1990............                                                                                                19,071.33
 1991............                                                                                                22,152.98
 1992............                                                                                                23,601.58
 1993............                                     $10,646.57            $10,597.31                           26,179.62
 1994............ $ 8,969.15  $ 9,585.41   $ 9,080.62  10,527.74 $ 9,019.21  10,380.95 $ 9,334.75  $ 9,214.41    24,918.24
 1995............  11,528.77   10,106.41    13,580.73  13,774.36  12,588.59  14,240.65  11,629.95   10,946.12    29,752.30
 1996............  15,099.18   10,710.69    15,293.75  16,123.95  15,833.34  16,734.34  13,567.65   12,488.93    30,656.44
 1997............  18,772.24   10,490.72    19,136.57  18,785.05  21,072.28  22,220.94  15,686.52   13,796.85    33,491.82
                   SALOMON    BACK BAY
                   BROTHERS   ADVISORS
                     U.S.      MONEY
                  GOVERNMENT   MARKET
                  ---------- ----------
As of December 31:
 1983............            $ 9,598.92
 1984............             10,557.87
 1985............             11,381.93
 1986............             12,084.00
 1987............             12,783.94
 1988............             13,641.97
 1989............             14,783.43
 1990............             15,848.00
 1991............             16,568.78
 1992............             16,928.41
 1993............             17,159.20
 1994............ $ 9,399.65  17,563.10
 1995............  10,749.32  18,276.71
 1996............  11,031.13  18,915.00
 1997............  11,903.95  19,617.81

                 ANNUAL PERCENTAGE CHANGE IN CONTRACT VALUE(1)

                                     MORGAN                                                    SALOMON
                          LOOMIS     STANLEY            GOLDMAN           WESTPEAK            BROTHERS
                          SAYLES  INTERNATIONAL ALGER    SACHS    DAVIS    GROWTH   LOOMIS    STRATEGIC
                          SMALL      MAGNUM     EQUITY   MIDCAP  VENTURE    AND     SAYLES      BOND
                           CAP      EQUITY(2)   GROWTH  VALUE(3)  VALUE    INCOME  BALANCED OPPORTUNITIES
                          ------  ------------- ------  -------- -------  -------- -------- -------------
As of December 31:
 1983...................
 1984...................
 1985...................
 1986...................
 1987...................
 1988...................
 1989...................
 1990...................
 1991...................
 1992...................
 1993...................                                 13.67%             13.17%
 1994...................  -4.12%       2.37%    -3.60%   -1.93    -3.72%    -2.84   -0.33%      -1.62%
 1995...................  26.68        4.45     46.33    28.23    37.03     34.24   22.75       17.41
 1996...................  28.57        4.89     11.37    15.74    23.84     16.22   15.02       12.49
 1997...................  22.88       -2.93     23.69    15.48    31.45     31.40   14.35        9.30
Cumulative Return.......  91.90        8.87     95.42    91.05   114.77    125.41   60.92       42.02
Annual Effective Rate of
 Return.................  19.46        2.72     23.58    14.87    27.32     19.02   16.22       11.72

                                                                               LEHMAN
                                                                            INTERMEDIATE
                          BACK BAY  SALOMON   BACK BAY                      GOVERNMENT/
                          ADVISORS  BROTHERS  ADVISORS DOW JONES  S&P 500    CORPORATE   CONSUMER
                            BOND      U.S.     MONEY   INDUSTRIAL  STOCK        BOND      PRICE
                           INCOME  GOVERNMENT  MARKET  AVERAGE(4) INDEX(5)    INDEX(6)   INDEX(7)
                          -------- ---------- -------- ---------- --------  ------------ --------
As of December 31:
 1983...................     3.38%              2.57%       5.11%     1.79%      4.51%     1.07%
 1984...................    10.72               8.88        1.35      6.27      14.37      3.95
 1985...................    16.83               6.48       33.62     31.73      18.06      3.77
 1986...................    13.01               5.06       27.25     18.66      13.13      1.13
 1987...................     0.64               4.80        5.55      5.25       3.66      4.41
 1988...................     6.66               5.79       16.21     16.61       6.67      4.42
 1989...................    10.55               7.52       32.24     31.69      12.77      4.65
 1990...................     6.40               6.48       -0.54     -3.10       9.16      6.11
 1991...................    16.15               4.55       24.25     30.47      14.62      3.06
 1992...................     6.54               2.17        7.40      7.62       7.17      2.90
 1993...................    10.92               1.36       16.97     10.08       8.79      2.75
 1994...................    -4.82     0.37%     2.35        5.02      1.32      -1.93      2.67
 1995...................    19.39    13.12      4.06       36.94     37.58      15.33      2.54
 1996...................     3.04     1.60      3.49       28.91     22.96       4.05      3.32
 1997...................     9.25     6.70      3.71       24.91     33.36       7.87      1.83
Cumulative Return.......   235.02    23.09     96.28    1,166.71  1,026.38     283.07     65.47
Annual Effective Rate of
 Return.................     8.80     6.79      4.82       18.44     17.52       9.37      3.41

                ANNUAL PERCENTAGE CHANGE IN SURRENDER VALUE(1)

                                     MORGAN                                                    SALOMON
                          LOOMIS     STANLEY            GOLDMAN           WESTPEAK            BROTHERS
                          SAYLES  INTERNATIONAL ALGER    SACHS    DAVIS    GROWTH   LOOMIS    STRATEGIC
                          SMALL      MAGNUM     EQUITY   MIDCAP  VENTURE    AND     SAYLES      BOND
                           CAP      EQUITY(2)   GROWTH  VALUE(3)  VALUE    INCOME  BALANCED OPPORTUNITIES
                          ------  ------------- ------  -------- -------  -------- -------- -------------
As of December 31:
 1983...................
 1984...................
 1985...................
 1986...................
 1987...................
 1988...................
 1989...................
 1990...................
 1991...................
 1992...................
 1993...................                                  6.47%              5.97%
 1994...................  -10.31%     -4.15%    -9.19%   -1.12    -9.81%    -2.04   -6.65%      -7.86%
 1995...................   28.54       5.44     49.56    30.84    39.58     37.18   24.59       18.79
 1996...................   30.97       5.98     12.61    17.06    25.78     17.51   16.66       14.09
 1997...................   24.33      -2.05     25.13    16.50    33.09     32.79   15.62       10.47
Cumulative Return.......   87.72       4.91     91.37    87.85   110.72    122.21   56.87       37.97
Annual Effective Rate of
 Return.................   18.74       1.53     22.76    14.46    26.56     18.65   15.29       10.71

                                                                               LEHMAN
                                                                            INTERMEDIATE
                          BACK BAY  SALOMON   BACK BAY                      GOVERNMENT/
                          ADVISORS  BROTHERS  ADVISORS DOW JONES  S&P 500    CORPORATE   CONSUMER
                            BOND      U.S.     MONEY   INDUSTRIAL  STOCK        BOND      PRICE
                           INCOME  GOVERNMENT  MARKET  AVERAGE(4) INDEX(5)    INDEX(6)   INDEX(7)
                          -------- ---------- -------- ---------- --------  ------------ --------
As of December 31:
 1983...................    -3.26%             -4.01%       5.11%     1.79%      4.51%     1.07%
 1984...................    12.01               9.99        1.35      6.27      14.37      3.95
 1985...................    18.70               7.81       33.62     31.73      18.06      3.77
 1986...................    14.30               6.17       27.25     18.66      13.13      1.13
 1987...................     1.34               5.79        5.55      5.25       3.66      4.41
 1988...................     7.47               6.71       16.21     16.61       6.67      4.42
 1989...................    11.31               8.37       32.24     31.69      12.77      4.65
 1990...................     7.00               7.20       -0.54     -3.10       9.16      6.11
 1991...................    16.16               4.55       24.25     30.47      14.62      3.06
 1992...................     6.54               2.17        7.40      7.62       7.17      2.90
 1993...................    10.92               1.36       16.97     10.08       8.79      2.75
 1994...................    -4.82    -6.00%     2.35        5.02      1.32      -1.93      2.67
 1995...................    19.40    14.36      4.06       36.94     37.58      15.33      2.54
 1996...................     3.04     2.62      3.49       28.91     22.96       4.05      3.32
 1997...................     9.25     7.91      3.72       24.91     33.36       7.87      1.83
Cumulative Return.......   234.92    19.04     96.18    1,166.71  1,026.38     283.07     65.47
Annual Effective Rate of
 Return.................     8.80     5.66      4.81       18.44     17.52       9.37      3.41

--------
NOTES:
(1) The Contract Values, surrender values, and annual percentage change figures assume reinvestment of dividends and capital gain distributions. The Contract Values are net of all deductions and expenses other than any applicable Contingent Deferred Sales Charge or premium tax charge. Each surrender value equals the Contract Value less any applicable Contingent Deferred Sales Charge and a pro rata portion of the annual $30 Administration Contract Charge, but does not reflect a deduction for the premium tax charge. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.") 1983 figures for the Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series are from September 1 through December 31, 1983. 1993 figures for the Westpeak Growth and Income and Goldman Sachs Midcap Value Series are from May 1 through December 31, 1993. 1994 figures for the Loomis Sayles Small Cap Series are from May 2 through December 31, 1994. 1994 figures for all other series of the Zenith Fund are from November 1 through December 31, 1994.
(2) The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the subadviser.
(3) The Goldman Sachs Midcap Value Series' subadviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the subadviser.
(4) The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.
(5) The S&P 500 Stock Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.
(6) The Lehman Intermediate Government/Corporate Bond Index is a subset of the Lehman Government/Corporate Bond Index covering all issues with maturities between 1 and 10 years which is composed of taxable, publicly-issued, non-convertible debt obligations issued or guaranteed by the U.S. Government or its agencies and another Lehman index that is composed of taxable, fixed rate publicly-issued, investment grade non-convertible corporate debt obligations. 1983 figures are from September 1 through December 31, 1983.
(7) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. 1983 figures are from September 1 through December 31, 1983.

  The chart below illustrates what would have been the change in value of a $250 monthly investment under a Contract in each of the Eligible Funds if purchase payments had been made on the first day of each month starting with September 1, 1983 for the Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, May 1, 1993 for the Westpeak Growth and Income and Goldman Sachs Midcap Value Series, May 2, 1994 for the Loomis Sayles Small Cap Series and November 1, 1994 for the other series of the Zenith Fund. The figures shown do not reflect the deduction of any premium tax charge on surrender, and only surrender values, not Contract Values, reflect the deduction of any applicable Contingent Deferred Sales Charge. Each purchase payment is divided by the Accumulation Unit Value of each sub-account on the date of the investment to calculate the number of Accumulation Units purchased. The total number of units under the Contract is reduced on each Contract anniversary to reflect the $30 Administration Contract Charge, in the same manner as described in the illustrations of average annual total return. The Contract Value and the surrender value are calculated according to the methods described in the preceding examples. The annual effective rate of return in this illustration represents the compounded annual rate that the hypothetical purchase payments shown would have had to earn in order to produce the Contract Value and surrender value illustrated on December 31, 1997. The annual effective rate of return is the rate which, when added to 1 and raised to a power equal to the number of months for which the payment is invested divided by twelve, and multiplied by the payment amount, for all monthly payments, would yield the Contract Value or surrender value on the ending date of the illustration.

                              INVESTMENT RESULTS

                     SEPTEMBER 1, 1983--DECEMBER 31, 1997

                    FOR BOND INCOME AND MONEY MARKET SERIES

 MAY 1, 1993--DECEMBER 31, 1997 FOR GROWTH AND INCOME AND AVANTI GROWTH SERIES

              MAY 2, 1994--DECEMBER 31, 1997 FOR SMALL CAP SERIES

       NOVEMBER 1, 1994--DECEMBER 31, 1997 FOR OTHER ZENITH FUND SERIES

                                                               CONTRACT VALUE
                                       --------------------------------------------------------------
                                                      MORGAN
                                         LOOMIS       STANLEY                 GOLDMAN      DAVIS
                                         SAYLES    INTERNATIONAL   ALGER       SACHS      VENTURE
                        CUMULATIVE        SMALL        MAGNUM       EQUITY      MIDCAP      VALUE
                        PAYMENTS(1)       CAP        EQUITY(2)     GROWTH     VALUE(3)     GROWTH
                        -----------    ----------- ------------- ----------- ----------- -----------
 As of December 31:
 1983.................    $ 1,000
 1984.................      4,000
 1985.................      7,000
 1986.................     10,000
 1987.................     13,000
 1988.................     16,000
 1989.................     19,000
 1990.................     22,000
 1991.................     25,000
 1992.................     28,000
 1993.................     31,000                                            $ 2,121.84
 1994.................     34,000      $ 1,956.26    $  511.38   $   497.68    5,097.79  $   494.91
 1995.................     37,000        5,895.10     3,637.36     4,222.10    9,873.90    4,125.99
 1996.................     40,000       11,021.85     6,859.16     7,864.68   14,629.01    8,536.02
 1997.................     43,000       16,902.67     9,550.07    13,001.28   20,125.90   14,632.30
 Annual Effective
  Rate of Return.                           24.03%        0.32%       20.25%      15.59%      28.38%

                                                    CONTRACT VALUE
                        -------------------------------------------------------------------------

                         WESTPEAK                  SALOMON     BACK BAY    SALOMON     BACK BAY
                          GROWTH      LOOMIS      BROTHERS     ADVISORS    BROTHERS    ADVISORS
                           AND        SAYLES        BOND         BOND        U.S.       MONEY
                          INCOME     BALANCED   OPPORTUNITIES   INCOME    GOVERNMENT    MARKET
                        ----------- ----------- ------------- ----------- ----------- -----------
 As of December 31:
 1983............                                             $ 1,012.71              $ 1,016.00
 1984............                                               4,347.60                4,228.77
 1985............                                               8,359.85                7,589.75
 1986............                                              12,610.03               11,042.60
 1987............                                              15,713.15               14,655.09
 1988............                                              19,831.44               18,608.55
 1989............                                              25,092.76               23,140.46
 1990............                                              29,874.35               27,762.78
 1991............                                              38,038.94               32,117.90
 1992............                                              43,679.58               35,876.57
 1993............       $ 2,120.54                             51,587.72               39,423.75
 1994............         5,049.40  $   502.20   $   492.19    52,090.01  $   502.40   43,437.95
 1995............        10,258.06    3,904.75     3,814.17    65,505.31    3,734.85   48,314.12
 1996............        15,236.80    7,778.69     7,478.86    70,653.96    6,849.78   53,109.32
 1997............        23,467.27   12,114.50    11,316.03    80,401.77   10,426.55   58,199.85
 Annual Effective
  Rate of Return.            22.39%      15.52%       11.05%        8.27%       5.81%       4.09%

-------
(1) For the Westpeak Growth and Income and Goldman Sachs Midcap Value Series, cumulative payments as of December 31, 1993 would be $2,000, as of December 31, 1994 would be $5,000, as of December 31, 1995 would be $8,000, as of December 31, 1996 would be $11,000 and as of December 31, 1997 would be $14,000. For the Loomis Sayles Small Cap Series, cumulative payments as of December 31, 1994 would be $2,000, as of December 31, 1995 would be $5,000, as of December 31, 1996 would be $8,000 and as of December 31, 1997 would be $11,000. For the other Zenith Fund Series, cumulative payments as of December 31, 1994 would be $500, as of December 31, 1995 would be $3,500, as of December 31, 1996 would be $6,500 and as of December 31, 1997 would be $9,500.

(2) The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the subadviser.

(3) The Goldman Sachs Midcap Value Series' subadviser was Loomis, Sayles & Company, L.P. until May 1, 1998 when Goldman Sachs Asset Management became the subadviser.

                                                               SURRENDER VALUE
                                       --------------------------------------------------------------
                                         LOOMIS       MORGAN                  GOLDMAN
                                         SAYLES       STANLEY      ALGER       SACHS       DAVIS
                      CUMULATIVE         SMALL     INTERNATIONAL   EQUITY      MIDCAP     VENTURE
                      PAYMENTS(1)         CAP        MAGNUM(2)     GROWTH     VALUE(3)     VALUE
                      -----------      ----------- ------------- ----------- ----------- -----------
 As of December 31:
 1983...............    $ 1,000
 1984...............      4,000
 1985...............      7,000
 1986...............     10,000
 1987...............     13,000
 1988...............     16,000
 1989...............     19,000
 1990...............     22,000
 1991...............     25,000
 1992...............     28,000
 1993...............     31,000                                              $ 1,961.84
 1994...............     34,000        $ 1,803.57    $  472.33   $   459.59    4,763.39  $   457.01
 1995...............     37,000          5,547.60     3,405.07     3,977.10    9,363.90    3,880.99
 1996...............     40,000         10,514.35     6,459.43     7,444.68   13,989.01    8,116.02
 1997...............                    16,265.17     9,048.11    12,436.28   19,385.90   14,067.30
 Annual Effective
  Rate of Return....                        21.78%       -2.98%       17.26%      13.95%      25.64%

                                                   SURRENDER VALUE
                      -------------------------------------------------------------------------
                                                 SALOMON     BACK BAY    SALOMON     BACK BAY
                       WESTPEAK     LOOMIS      BROTHERS     ADVISORS    BROTHERS    ADVISORS
                        GROWTH      SAYLES        BOND         BOND        U.S.       MONEY
                      AND INCOME   BALANCED   OPPORTUNITIES   INCOME    GOVERNMENT    MARKET
                      ----------- ----------- ------------- ----------- ----------- -----------
 As of December 31:
 1983...............                                        $   933.57              $   936.63
 1984...............                                          4,067.60                3,956.32
 1985...............                                          7,909.85                7,145.30
 1986...............                                         12,020.03               10,452.60
 1987...............                                         15,013.15               13,955.09
 1988...............                                         19,051.44               17,828.55
 1989...............                                         24,262.76               22,310.46
 1990...............                                         29,024.35               26,912.78
 1991...............                                         37,188.94               31,267.90
 1992...............                                         42,829.58               35,026.57
 1993...............  $ 1,960.54                             50,737.72               38,573.75
 1994...............    4,718.60  $   463.80   $   454.48    51,240.01  $  463.99    42,587.95
 1995...............    9,748.06    3,659.75     3,571.44    64,655.31   3,497.31    47,464.12
 1996...............   14,596.80    7,358.69     7,058.86    69,803.96   6,451.30    52,259.32
 1997...............   22,727.27   11,549.50    10,751.03    79,551.77   9,867.25    57,349.85
 Annual Effective
  Rate of Return....       20.96%      12.38%        7.76%        8.13%      2.35%        3.90%

-------
(1) For the Westpeak Growth and Income and Goldman Sachs Midcap Value Series, cumulative payments as of December 31, 1993 would be $2,000, as of December 31, 1994 would be $5,000, as of December 31, 1995 would be $8,000, as of December 31, 1996 would be $11,000 and as of December 31, 1997 would be $14,000. For the Loomis Sayles Small Cap Series, cumulative payments as of December 31, 1994 would be $2,000, as of December 31, 1995 would be $5,000, as of December 31, 1996 would be $8,000 and, as of December 31, 1997 would be $11,000. For the other Zenith Fund Series, cumulative payments as of December 31, 1994 would be $500, as of December 31, 1995 would be $3,500, as of December 31, 1996 would be $6,500 and as of December 31, 1997 would be $9,500.
(2) The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the subadviser.
(3) The Goldman Sachs Midcap Value Series' subadviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the subadviser.

  As discussed in the prospectus in the section entitled "Investment Experience Information", the Variable Account may illustrate historical investment performance by showing the percentage change in unit value and the annual effective rate of return of each sub-account of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the ten, five and one year periods ending with the date of the illustration. Examples of such illustrations follow. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual $30 Administration Contract Charge. The method of calculating the percentage change in unit value is described in the prospectus under "Investment Experience Information." The annual effective rate of return in these illustrations is calculated by dividing the unit value at the end of the period by the unit value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

  Set forth on the following pages are illustrations of the percentage change in unit value information and annual effective rate of return information discussed above that may appear in the Variable Account's Annual and Semi-Annual Reports and in other illustrations of historical investment performance. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
       May 1, 1994..........................................   1.000000
       December 31, 1994....................................    .958779    -4.1%
       December 31, 1995....................................   1.218215    27.1%
       December 31, 1996....................................   1.569712    28.9%
       December 31, 1997....................................   1.932590    23.1%

-------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      3 years, 8 months ended December 31, 1997..............   93.3%    19.7%
      1 year ended December 31, 1997.........................   23.1%    23.1%

MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT**

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................   1.023661     2.4%
      December 31, 1995.....................................   1.072382     4.8%
      December 31, 1996.....................................   1.127927     5.2%
      December 31, 1997.....................................   1.097793    -2.7%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      3 years, 2 months ended December 31, 1997..............    9.8%     3.0%
      1 year ended December 31, 1997.........................   -2.7%    -2.7%

EQUITY GROWTH SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................   0.955813    -4.4%
      December 31, 1995.....................................   1.401562    46.6%
      December 31, 1996.....................................   1.563978    11.6%
      December 31, 1997.....................................   1.937505    23.9%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      3 years, 2 months ended December 31, 1997..............   93.8%    23.2%
      1 year ended December 31, 1997.........................   23.9%    23.9%

GOLDMAN SACHS MIDCAP VALUE SUB-ACCOUNT***

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      April 30, 1993........................................   1.000000
      December 31, 1993.....................................   1.136657    13.7%
      December 31, 1994.....................................   1.117861    -1.7%
      December 31, 1995.....................................   1.436949    28.5%
      December 31, 1996.....................................   1.666295    16.0%
      December 31, 1997.....................................   1.927771    15.7%

--------
  * Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.
 ** The Morgan Stanley International Magnum Equity Series' subadviser was
    Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the subadviser.
*** The Goldman Sachs Midcap Value Series' subadviser was Loomis, Sayles &
    Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the subadviser.

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      4 years, 8 months ended December 31, 1997..............   92.8%    15.1%
      1 year ended December 31, 1997.........................   15.7%    15.7%

DAVIS VENTURE VALUE SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................    .962781    -3.7%
      December 31, 1995.....................................   1.322415    37.4%
      December 31, 1996.....................................   1.640833    24.1%
      December 31, 1997.....................................   2.160040    31.6%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      3 years, 2 months ended December 31, 1997..............  116.0%    27.5%
      1 year ended December 31, 1997.........................   31.6%    31.6%

WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      April 30, 1993........................................   1.000000
      December 31, 1993.....................................   1.131731    13.2%
      December 31, 1994.....................................   1.102569    -2.6%
      December 31, 1995.....................................   1.483784    34.6%
      December 31, 1996.....................................   1.727747    16.4%
      December 31, 1997.....................................   2.274012    31.6%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      4 years, 8 months ended December 31, 1997..............  127.4%    19.2%
      1 year ended December 31, 1997.........................   31.6%    31.6%

LOOMIS SAYLES BALANCED SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................    .996709     -.3%
      December 31, 1995.....................................   1.226569    23.1%
      December 31, 1996.....................................   1.413947    15.3%
      December 31, 1997.....................................   1.619885    14.6%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      3 years, 2 months ended December 31, 1997..............   62.0%    16.4%
      1 year ended December 31, 1997.........................   14.6%    14.6%

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................    .983769    -1.6%
      December 31, 1995.....................................   1.158151    17.7%
      December 31, 1996.....................................   1.305874    12.8%
      December 31, 1997.....................................   1.430333     9.5%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      3 years, 2 months ended December 31, 1997..............   43.0%    12.0%
      1 year ended December 31, 1997.........................    9.5%     9.5%

BACK BAY ADVISORS BOND INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      August 26, 1983.......................................   1.000000
      December 31, 1983.....................................   1.027018     2.7%
      December 31, 1984.....................................   1.140339    11.0%
      December 31, 1985.....................................   1.335435    17.1%
      December 31, 1986.....................................   1.512218    13.2%
      December 31, 1987.....................................   1.524994      .8%
      December 31, 1988.....................................   1.629605     6.9%
      December 31, 1989.....................................   1.804627    10.7%
      December 31, 1990.....................................   1.923323     6.6%
      December 31, 1991.....................................   2.237207    16.3%
      December 31, 1992.....................................   2.386470     6.7%
      December 31, 1993.....................................   2.650071    11.0%
      December 31, 1994.....................................   2.525427    -4.7%
      December 31, 1995.....................................   3.018347    19.5%
      December 31, 1996.....................................   3.113250     3.1%
      December 31, 1997.....................................   3.404265     9.3%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      14 years, 4 months ended December 31, 1997.............  240.4%     8.9%
      10 years ended December 31, 1997.......................  123.2%     8.4%
      5 years ended December 31, 1997........................   42.6%     7.4%
      1 year ended December 31, 1997.........................    9.3%     9.3%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

SALOMON BROTHERS U.S. GOVERNMENT SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................   1.003688      .4%
      December 31, 1995.....................................   1.138448    13.4%
      December 31, 1996.....................................   1.159699     1.9%
      December 31, 1997.....................................   1.240432     7.0%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      3 years, 2 months ended December 31, 1997..............   24.0%     7.0%
      1 year ended December 31, 1997.........................    7.0%     7.0%

BACK BAY ADVISORS MONEY MARKET SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      August 26, 1983.......................................   1.000000
      December 31, 1983.....................................   1.026988    2.7%
      December 31, 1984.....................................   1.121296    9.2%
      December 31, 1985.....................................   1.197070    6.8%
      December 31, 1986.....................................   1.260740    5.3%
      December 31, 1987.....................................   1.324361    5.0%
      December 31, 1988.....................................   1.404131    6.0%
      December 31, 1989.....................................   1.512813    7.7%
      December 31, 1990.....................................   1.613903    6.7%
      December 31, 1991.....................................   1.690352    4.7%
      December 31, 1992.....................................   1.730096    2.4%
      December 31, 1993.....................................   1.756748    1.5%
      December 31, 1994.....................................   1.801180    2.5%
      December 31, 1995.....................................   1.877438    4.2%
      December 31, 1996.....................................   1.946086    3.7%
      December 31, 1997.....................................   2.021482    3.9%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      14 years, 4 months ended December 31, 1997.............  102.1%     5.0%
      10 years ended December 31, 1997.......................   52.6%     4.3%
      5 years ended December 31, 1997........................   16.8%     3.2%
      1 year ended December 31, 1997.........................    3.9%     3.9%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

                             NET INVESTMENT FACTOR

  The Company determines the net investment factor ("Net Investment Factor") for any sub-account on each day on which the New York Stock Exchange is open for trading as follows:

    (1) The Company takes the net asset value per share of the Eligible Fund held in the sub-account determined as of the close of regular trading on the New York Stock Exchange on a particular day;

    (2) Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.

    (3) This total amount is then divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day.

    (4) Finally, the Company subtracts the daily charges for the Administration Asset Charge and Mortality and Expense Risk Charge since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" in the prospectus.) On an annual basis, the total deduction for such charges equals 1.40% of the daily net asset value of the Variable Account.

                               ANNUITY PAYMENTS

  At annuitization, the Contract Value is applied toward the purchase of monthly variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed interest rate selected,
(iii) the type of payment option selected, and (iv) the investment performance of the Eligible Fund(s) selected.

  When a variable annuity payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the basic payment level purchased by the Contract Value. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, annuity purchase rates used to calculate the basic payment level will also reflect the sex of the Payee when the annuity payment option involves a life contingency. The impact of the choice of option and the sex and age of the Payee on the level of annuity payments is described in the prospectus under "Amount of Variable Annuity Payments."

  The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied from each sub-account to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each sub-account will change from day to day depending upon the investment performance of the sub-account, which in turn depends upon the investment performance of the Eligible Fund in which the sub-account invests.

  The selection of an assumed interest rate ("Assumed Interest Rate") will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Interest Rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Interest Rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Interest Rate, then the next payment will be smaller than the preceding payment. The definition of the Assumed Interest Rate, and the effect of the level of the Assumed Interest Rate on the amount of monthly payments is explained in the prospectus under "Amount of Variable Annuity Payments."

  The number of annuity units credited under a variable payment option is determined as follows:

    (1) The Contract proceeds are applied at the Company's annuity purchase rates for the selected Assumed Interest Rate to determine the basic payment level. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge, premium tax charge, and/or any outstanding loan plus accrued interest, as described in the prospectus.)

    (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value(s) next determined following the date of application of proceeds.

  The dollar amount of the initial payment will be at the basic payment level. (If the initial payment is due more than 14 days after the proceeds are applied, the Company will add interest to that initial payment.) The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

  The value of an annuity unit for each sub-account depends on the Assumed Interest Rate and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. The Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge and Administration Asset Charge. (See "Net Investment Factor" above.)

  The annuity unit value for each sub-account is equal to the corresponding annuity unit value for the sub-account previously determined multiplied by the applicable Net Investment Factor for that sub-account for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Interest Rate. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Interest Rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will decrease. At an Assumed Interest Rate of 3.5%, the Assumed Interest Factor is .9999058. Assumed Interest Factors for other Assumed Interest Rates are computed on a consistent basis.

  Illustrations of annuity income payments under various hypothetical and historical rates appear in the tables below. The monthly equivalents of the hypothetical annual net returns of (2.21%), 3.50%, 3.66%, 5.62% and 7.57% shown in the tables at pages II-19 and II-20 are -0.2%, 0.3%, 0.3%, 0.5% and 0.6%.

             HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of 0%, 5.84%, 6%, 8% or 10%. The values would be different from those shown if the returns averaged 0%, 5.84%, 6%, 8% or 10%, but fluctuated over and under those averages throughout the years.

  The tables reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.30% and the daily administrative charge which is equivalent to an annual charge of 0.10%. The amounts shown in the tables also take into account the portfolios' management fees and operating expenses which are assumed to be at an annual rate of 0.83% of the average daily net assets of the Eligible Funds. Actual fees and expenses of the portfolios associated with your Contract may be more or less than 0.83%, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

  The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.40% for mortality and expense risk and administrative charges and the assumed 0.83% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 2.23%.

  Three tables follow. The first table assumes that 100% of the Contract Value is allocated to a variable annuity income option. The second assumes that 50% of the Contract Value is placed under a fixed annuity income option, using the fixed crediting rate the Company offered on the fixed annuity income option at the date of the illustration with annuitization occurring within the first two years. The third assumes that 50% of the Contract Value is placed under a fixed annuity income option, using the fixed crediting rate the Company offered on the fixed annuity income option at the date of the illustration, with annuitization occurring after the second year. Both illustrations assume that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter.

  When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. The Company offers alternative Assumed Interest Rates from which you may select. Fixed annuity income payments remain constant. Initial monthly annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

  These tables show the monthly income payments for several hypothetical constant assumed interest rates. Of course, actual investment performance will not be constant and may be volatile. Actual monthly income amounts would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years. Upon request, and when you are considering an annuity income option, the Company will furnish a comparable illustration based on your individual circumstances.

                         ANNUITY PAY-OUT ILLUSTRATION
                            (100% VARIABLE PAYOUT)

ANNUITANT:                           John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000

SEX:                                 Unisex     DATE OF ILLUSTRATION:                 6/1/98

ANNUITY OPTION SELECTED:             Life Income with 10 Years Certain*

FREQUENCY OF INCOME PAYMENTS:        Monthly


FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED WITHIN THE FIRST TWO YEARS: For age 65: $633.06

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED AFTER TWO YEARS: For age 65: $646.99

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

VARIABLE MONTHLY ANNUITY INCOME PAYMENT ON THE DATE OF THE
ILLUSTRATION: $581.00

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

                            AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                  WITH AN ASSUMED RATE OF RETURN OF:
                            ----------------------------------------------
                      GROSS    0%     5.84%      6%       8%       10%
PAYMENT  CALENDAR     ----- ----------------- -------- -------- ----------
 YEAR      YEAR   AGE NET** (2.21)%   3.50%    3.66%    5.62%     7.57%
-------  -------- --- ----- ----------------- -------- -------- ----------
    1      1998    65       $ 581.00 $ 581.00 $ 581.00 $ 581.00 $   581.00
    2      1999    66         548.96   581.00   581.90   592.88     603.86
    3      2000    67         518.68   581.00   582.80   605.00     627.61
    4      2001    68         490.08   581.00   583.70   617.36     652.30
    5      2002    69         463.05   581.00   584.60   629.99     677.97
   10      2007    74         348.69   581.00   589.13   697.06     822.24
   15      2012    79         262.58   581.00   593.69   771.29     997.21
   20      2017    84         197.73   581.00   598.29   853.41   1,209.42

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
-------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return reflect the deduction of average fund expenses and the 1.40% Mortality and Expense Risk and Administration Asset Charges from the Gross Rates of Return.

     ANNUITY PAY-OUT ILLUSTRATION, ANNUITIZATION OCCURING WITHIN TWO YEARS
                       (50% VARIABLE--50% FIXED PAYOUT)


ANNUITANT:                       John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000

SEX:                             Unisex     DATE OF ILLUSTRATION:                 6/1/98

ANNUITY OPTION SELECTED:         Life Income with 10 Years Certain*

FREQUENCY OF INCOME PAYMENTS:    Monthly


FIXED MONTHLY ANNUITY INCOME PAYMENT FOR AGE 65 BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: $633.06

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 50% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, BUT WILL NEVER BE LESS THAN: $316.53. THE MONTHLY GUARANTEED PAYMENT OF $316.53 IS BEING PROVIDED BY THE $50,000 APPLIED UNDER THE FIXED ANNUITY OPTION.

                              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                   WITH AN ASSUMED RATE OF RETURN OF:
                            -------------------------------------------------
                      GROSS    0%       5.84%      6%        8%        10%
PAYMENT  CALENDAR     ----- ------------------- --------- --------- ---------
 YEAR      YEAR   AGE NET**  (2.21)%    3.50%     3.66%     5.62%     7.57%
-------  -------- --- ----- ------------------- --------- --------- ---------
    1      1998    65       $  607.03 $  607.03 $  607.03 $  607.03 $  607.03
    2      1999    66          591.01    607.03    607.48    612.97    618.46
    3      2000    67          575.87    607.03    607.93    619.03    630.34
    4      2001    68          561.57    607.03    608.38    625.21    642.68
    5      2002    69          548.05    607.03    608.83    631.52    655.51
   10      2007    74          490.88    607.03    611.09    665.06    727.65
   15      2012    79          447.82    607.03    613.37    702.17    815.14
   20      2017    84          415.39    607.03    615.67    743.24    921.24

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
-------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return apply only to the variable portion of the monthly payment and reflect the deduction of average fund expenses and the 1.40% Mortality and Expense Risk and Administration Asset Charges from the Gross Rate of Return.

     ANNUITY PAY-OUT ILLUSTRATION, ANNUITIZATION OCCURING AFTER TWO YEARS
                       (50% VARIABLE--50% FIXED PAYOUT)

ANNUITANT:                       John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000

SEX:                             Unisex     DATE OF ILLUSTRATION:                 6/1/98

ANNUITY OPTION SELECTED:         Life Income with 10 Years Certain*

FREQUENCY OF INCOME PAYMENTS:    Monthly


FIXED MONTHLY ANNUITY INCOME PAYMENT FOR AGE 65 BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: $646.99

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 50% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, BUT WILL NEVER BE LESS THAN: $323.50. THE MONTHLY GUARANTEED PAYMENT OF $323.50 IS BEING PROVIDED BY THE $50,000 APPLIED UNDER THE FIXED ANNUITY OPTION.

                              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                   WITH AN ASSUMED RATE OF RETURN OF:
                            -------------------------------------------------
                      GROSS    0%       5.84%      6%        8%        10%
PAYMENT  CALENDAR     ----- ------------------- --------- --------- ---------
 YEAR      YEAR   AGE NET**  (2.21)%    3.50%     3.66%     5.62%     7.57%
-------  -------- --- ----- ------------------- --------- --------- ---------
    1      1998    65       $  614.00 $  614.00 $  614.00 $  614.00 $  614.00
    2      1999    66          597.97    614.00    614.44    619.93    625.42
    3      2000    67          582.84    614.00    614.89    625.99    637.30
    4      2001    68          568.53    614.00    615.34    632.18    649.65
    5      2002    69          555.02    614.00    615.79    638.49    662.48
   10      2007    74          497.84    614.00    618.06    672.03    734.61
   15      2012    79          454.78    614.00    620.34    709.14    822.10
   20      2017    84          422.36    614.00    622.64    750.20    928.21

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
-------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return apply only to the variable portion of the monthly payment and reflect the deduction of average fund expenses and the 1.40% Mortality and Expense Risk and Administration Asset Charges from the Gross Rate of Return.

              HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, the table uses historical annual returns to illustrate that monthly annuity income payments vary over time based on fluctuations in annual returns.

  The tables reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.30% and the daily administrative charge which is equivalent to an annual charge of 0.10%. The amounts shown in the tables also take into account the actual portfolios' management fees and operating expenses. Actual fees and expenses of the portfolios associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

  The following tables assume that 100% of the Contract Value is allocated to a variable annuity income option, that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter. The table assumes that the Annuitant was age 65 in 1983, the year of inception for the Bond Income and Money market portfolios, and that the Annuitant's age has increased by the time the other portfolios became available. The historical variable annuity income payments are based on an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year resulted in an increased annuity income payment and actual performance less than 3.5% per year resulted in a decreased annuity income payment. We offer alternative Assumed Interest Rates (AIR) from which you may select: 0% and 5%. An AIR of 0% will result in a lower initial payment than a 3.5% or 5% AIR. Similarly, an AIR of 5% will result in a higher initial payment than a 0% or 3.5% AIR.

  The table illustrates the amount of the first monthly payment for each year shown. During each year, the monthly payments would vary to reflect fluctuations in the actual rate of return on the portfolios. Upon request, and when you are considering an annuity income option, we will furnish a comparable illustration based on your individual circumstances.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                            (100% VARIABLE PAYOUT)


ANNUITANT:                     John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000

SEX:                           Unisex     DATE OF ILLUSTRATION:                 6/1/98

ANNUITY OPTION SELECTED:       Life Income with 10 Years Certain*

FREQUENCY OF INCOME PAYMENTS:  Monthly


FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED WITHIN THE FIRST TWO YEARS: FOR AGE 75: $765.80 AND FOR AGE 76: $781.55.

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED AFTER TWO YEARS: FOR AGE 75: $782.65 AND FOR AGE 76:
$798.75.

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT:
3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:

                       LOOMIS      MORGAN                GOLDMAN            WESTPEAK
                       SAYLES      STANLEY      ALGER     SACHS     DAVIS    GROWTH
PAYMENT  CALENDAR       SMALL   INTERNATIONAL  EQUITY    MIDCAP    VENTURE     AND
 YEAR      YEAR   AGE    CAP       MAGNUM      GROWTH    VALUE**    VALUE    INCOME
-------  -------- --- --------- ------------- --------- --------- --------- ---------
    1      1983    65
    2      1984    66
    3      1985    67
    4      1986    68
    5      1987    69
    6      1988    70
    7      1989    71
    8      1990    72
    9      1991    73
   10      1992    74
   11      1993    75                                   $  747.00           $  747.00
   12      1994    76 $  765.00    $765.00    $  765.00    829.70 $  765.00    826.11
   13      1995    77    733.51     778.64       737.36    788.39    732.33    777.60
   14      1996    78    900.48     788.12     1,044.66    979.16    971.87  1,011.07
   15      1997    79  1,120.95     800.83     1,126.19  1,096.94  1,165.00  1,137.39
   16      1998    80  1,333.42     753.08     1,347.99  1,226.15  1,481.77  1,446.38

INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED, SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGE AND ADMINISTRATION ASSET CHARGE (1.40%), MANAGEMENT FEES AND OTHER EXPENSES (These may vary from year to year. The following expenses are for the year ended December 31, 1997, after giving effect to current expense caps or deferrals: 1.00% Loomis Sayles Small Cap, 1.30% Morgan Stanley International Magnum, 0.87% Alger Equity Growth, 0.85% Goldman Sachs Midcap Value, 0.90% Davis Venture Value, 0.82% Westpeak Growth and Income, 0.85% Loomis Sayles Balanced, 0.85% Salomon Strategic Bond Opportunities, 0.52% Back Bay Bond Income, 0.70% Salomon US Government, 0.45% Back Bay Money Market.) Effective May 1, 1998 the Goldman Sachs Midcap Value Series is subject to a voluntary expense deferral arrangement with an annual expense limit of .90% of net assets.
-------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.
** Rates of return and Contract Values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998 the Series' advisory fee is .75%.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                            (100% VARIABLE PAYOUT)


ANNUITANT:                      John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000

SEX:                            Unisex     DATE OF ILLUSTRATION:                 6/1/98

ANNUITY OPTION SELECTED:        Life Income with 10 Years Certain*

FREQUENCY OF INCOME PAYMENTS:   Monthly


FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED WITHIN THE FIRST TWO YEARS: FOR AGE 65: $633.06; FOR AGE 75: $765.80 AND FOR AGE 76: $781.55.

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED AFTER TWO YEARS: FOR AGE 65: $646.99; FOR AGE 75:
$782.65 AND FOR AGE 76: $798.75.

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT:
3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:

                                   SALOMON
                       LOOMIS     STRATEGIC   BACK BAY  SALOMON   BACK BAY
PAYMENT  CALENDAR      SAYLES       BOND        BOND      U.S.     MONEY
 YEAR      YEAR   AGE BALANCED  OPPORTUNITIES  INCOME  GOVERNMENT  MARKET
-------  -------- --- --------- ------------- -------- ---------- --------
    1      1983    65                         $ 581.00            $581.00
    2      1984    66                           593.75             589.11
    3      1985    67                           636.91             621.40
    4      1986    68                           720.66             640.96
    5      1987    69                           788.46             652.22
    6      1988    70                           768.23             661.97
    7      1989    71                           793.10             678.04
    8      1990    72                           848.57             705.82
    9      1991    73                           873.81             727.52
   10      1992    74                           982.04             736.22
   11      1993    75                         1,012.04             727.98
   12      1994    76 $  765.00    $765.00    1,085.82  $765.00    714.19
   13      1995    77    758.14     748.30      999.76   763.45    707.50
   14      1996    78    901.43     851.15    1,154.49   836.67    712.51
   15      1997    79  1,003.91     927.17    1,150.41   823.39    713.52
   16      1998    80  1,111.23     981.20    1,215.41   850.93    716.10

INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED, SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGE AND ADMINISTRATION ASSET CHARGE (1.40%), MANAGEMENT FEES AND OTHER EXPENSES (These may vary from year to year. The following expenses are for the year ended December 31, 1997, after giving effect to expense caps or deferrals: 1.00% Loomis Sayles Small Cap, 1.30% Morgan Stanley International Magnum, 0.87% Alger Equity Growth, 0.85% Goldman Sachs Midcap Value, 0.90% Davis Venture Value, 0.82% Westpeak Growth and Income, 0.85% Loomis Sayles Balanced, 0.85% Salomon Strategic Bond Opportunities, 0.52% Back Bay Bond Income, 0.70% Salomon US Government, 0.40% Back Bay Money Market.) Effective May 1, 1998 the Goldman Sachs Midcap Value Series is subject to a voluntary expense deferral arrangement with an annual expense limit of .90% of net assets.
-------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.
** Rates of return and Contract values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998 the Series' advisory fee is .75%.

                                    EXPERTS

  The financial statements of New England Variable Annuity Separate Account of New England Life Insurance Company ("NELICO") (formerly New England Variable Life Insurance Company) and the consolidated financial statements of NELICO and subsidiaries as of and for the year ended December 31, 1996 and December 31, 1997 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The adjustments that were applied to restate the 1995 financial statements to reflect the effects of the changes for adoption of generally accepted accounting principles and the changes in corporate organization have also been audited by Deloitte & Touche LLP.

  The statutory statements of operations, surplus, and cash flows of New England Variable Life Insurance Company and New England Pension and Annuity Company for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports (which reports include adverse opinions as to generally accepted accounting principles and unqualified opinions as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware) of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statutory statements of operations and surplus, and cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to conformity with The Insurance Act 1978, amendments thereto and related regulations) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The consolidated statements of operations, shareholder's equity, and cash flows of New England Securities Corporation for the year ended December 31, 1995 (not included herein); the statements of operations, changes in shareholder's equity, and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statements of earnings and retained earnings and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the report of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

                                 LEGAL MATTERS

  Legal matters in connection with the Contracts described in this registration statement have been passed on by H. James Wilson, General Counsel of the Company. Sutherland, Asbill & Brennan LLP, Washington, D.C., have acted as special counsel on certain matters relating to the Federal securities laws.

                                   APPENDIX A

ABC and affiliates           Indianapolis Star        San Jose Mercury
Atlanta Constitution         Institutional Investor   Seattle Post-
Atlanta Journal              Investment Dealers       Intelligencer
Austin American              Digest                   Seattle Times
Statesman                    Investment Vision        Smart Money
Baltimore Sun                Investor's Daily         St. Louis Post Dispatch
Barron's                     Journal of Commerce      St. Petersburg Times
Bond Buyer                   Kansas City Star         Standard & Poor's
Boston Business Journal      LA Times                 Outlook
Boston Globe                 Leckey, Andrew           Standard & Poor's Stock
Boston Herald                (syndicated column)      Guide
Broker World                 Life Association News    Stanger's Investment
Business Radio Network       Miami Herald             Advisor
Business Week                Milwaukee Sentinel       Stockbroker's Register
CBS and affiliates           Money                    Strategic Insight
CFO                          Money Maker              Tampa Tribune
Changing Times               Money Management Letter  Time
Chicago Sun Times            Morningstar              Tobias, Andrew
Chicago Tribune              National Public Radio    (syndicated column)
Christian Science            National Underwriter     UPI
Monitor                      NBC and affiliates       US News and World Report
Christian Science            New England Business     USA Today
Monitor News Service         New England Cable News   Value Line
Cincinnati Enquirer          New Orleans Times-       Wall St. Journal
Cincinnati Post              Picayune                 Wall Street Letter
CNBC                         New York Daily News      Wall Street Week
CNN                          New York Times           Washington Post
Columbus Dispatch            Newark Star Ledger       WBZ
Dallas Morning News          Newsday                  WBZ-TV
Dallas Times-Herald          Newsweek                 WCVB-TV
Denver Post                  Nightly Business Report  WEEI
Des Moines Register          Orange County Register   WHDH
Detroit Free Press           Orlando Sentinel         Worcester Telegram
Donoghues Money Fund         Pension World            Worth Magazine
Report                       Pensions and Investments WRKO
Dorfman, Dan (syndicated     Personal Investor
column)                      Philadelphia Inquirer
Dow Jones News Service       Porter, Sylvia
Economist                    (syndicated column)
FACS of the Week             Portland Oregonian
Financial News Network       Public Broadcasting
Financial Planning           Service
Financial Services Week      Quinn, Jane Bryant
Financial World              (syndicated column)
Forbes                       Registered
Fort Worth Star-Telegram     Representative
Fortune                      Research Magazine
Fox Network and              Resource
affiliates                   Reuters
Fund Action                  Rukeyser's Business
Hartford Courant             (syndicated column)
Houston Chronicle            Sacramento Bee
INC                          San Francisco Chronicle
                             San Francisco Examiner

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                        REPORT OF INDEPENDENT AUDITORS

To the Contract Owners of  New England Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Annuity Separate Account (comprised of Bond Income Sub-Account, Money Market Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account and Bond Opportunities Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1997, and the related statements of operations and changes in net assets for the twelve months ended December 31, 1997 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Annuity Separate Account of New England Life Insurance Company as of December 31, 1997, and the results of their operations and the changes in net assets for the twelve months ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 17, 1998

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

 ASSETS
 Investments in New England Zenith Fund, at
 value (Note 2)..............................
                       SHARES        COST
                     ---------- --------------
 Back Bay Advisors
 Bond Income
 Series...........      247,325 $   27,066,266
 Back Bay Advisors
 Money Market
 Series...........      179,741     17,974,088
 Loomis Sayles
 Avanti Growth
 Series...........      183,864     29,669,016
 Westpeak Growth
 and Income
 Series...........      252,320     41,645,334
 Loomis Sayles
 Small Cap Series.      326,968     48,736,032
 Salomon Brothers
 U.S. Government
 Series...........      954,895     10,606,355
 Loomis Sayles
 Balanced Series..    3,765,551     51,022,152
 Alger Equity
 Growth Series....    3,594,498     58,013,641
 Morgan Stanley
 International
 Magnum Equity
 Series...........    2,273,617     25,467,235
 Davis Venture
 Value Series.....    4,139,394     70,081,860
 Solomon Brothers
 Strategic Bond
 Opportunities
 Series...........    2,873,726     34,227,075
                                --------------
 Total............              $  414,509,054
                                ==============
 Amount due and accrued from
 contract-related
 transactions, net............
 Dividends receivable.........
         TOTAL ASSETS.........
 LIABILITIES
 Due to (from) New England
 Life Insurance Company.......
 NET ASSETS
 Net Assets consist of:
 Net Assets attributable to
 Variable Annuity
 Contracts....................
 Annuity Reserves (Note 7)....
         TOTAL NET ASSETS.....
                                -------------------------------------------------------------------------------------------------
                                   BOND         MONEY      AVANTI     GROWTH AND     SMALL       U.S.                   EQUITY
                                  INCOME       MARKET      GROWTH       INCOME        CAP     GOVERNMENT   BALANCED     GROWTH
                                SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                ------------ ----------- -----------  ----------- ----------- ----------- ----------- -----------
 ASSETS
 Investments in New
 England Zenith Fund,
 at value
 (Note 2).........               $26,837,199  $17,974,088 $31,365,400  $45,409,964 $51,961,757 $10,627,983 $55,956,082  $63,335,055
 Back Bay Advisors
 Bond Income
 Series...........
 Back Bay Advisors
 Money Market
 Series...........
 Loomis Sayles
 Avanti Growth
 Series...........
 Westpeak Growth
 and Income
 Series...........
 Loomis Sayles
 Small Cap Series.
 Salomon Brothers
 U.S. Government
 Series...........
 Loomis Sayles
 Balanced Series..
 Alger Equity
 Growth Series....
 Morgan Stanley
 International
 Magnum Equity
 Series...........
 Davis Venture
 Value Series.....
 Solomon Brothers
 Strategic Bond
 Opportunities
 Series...........
 Total............
 Amount due and accrued from
 contract-related
 transactions, net............       131,882      141,693      91,737      154,813     208,618       4,971     316,322      152,279
 Dividends receivable.........            --       83,229          --           --         --           --          --           --
                                ------------  ----------- -----------  ----------- ----------- ----------- -----------  -----------
         TOTAL ASSETS.........    26,969,081   18,199,010  31,457,137   45,564,777  52,170,375  10,632,954  56,272,404   63,487,334
 LIABILITIES
 Due to (from) New England
 Life Insurance Company.......        (8,486)      30,130     (16,967)    (118,819)     88,945       9,698      90,193       61,299
                                ------------  ----------- -----------  ----------- ----------- ----------- -----------  -----------
 NET ASSETS                      $26,977,567  $18,168,880 $31,474,104  $45,683,596 $52,081,430 $10,623,256 $56,182,211  $63,426,035
                                ============  =========== ===========  =========== =========== =========== ===========  ===========
 Net Assets consist of:
 Net Assets attributable to
 Variable Annuity
 Contracts....................   $26,042,398  $17,910,620 $30,668,885  $42,482,915 $51,209,887 $10,369,656 $54,558,995 $62,648,691
 Annuity Reserves (Note 7)....       935,169      258,260     805,219    3,200,681     871,543     253,600   1,623,216     777,344
                                ------------  ----------- -----------  ----------- ----------- ----------- ----------- -----------
         TOTAL NET ASSETS.....   $26,977,567  $18,168,880 $31,474,104  $45,683,596 $52,081,430 $10,623,256 $56,182,211 $63,426,035
                                ============  =========== ===========  =========== =========== =========== =========== ===========
                                ----------------------------------------------------
                                INTERNATIONAL   VENTURE       BOND
                                   EQUITY        VALUE    OPPORTUNITIES
                                 SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
                                ------------- ----------- ------------- ------------
 ASSETS
 Investments in New
 England Zenith Fund,
 at value
 (Note 2).........               $24,691,485  $86,099,383  $34,513,448   $448,771,844
 Back Bay Advisors
 Bond Income
 Series...........
 Back Bay Advisors
 Money Market
 Series...........
 Loomis Sayles
 Avanti Growth
 Series...........
 Westpeak Growth
 and Income
 Series...........
 Loomis Sayles
 Small Cap Series.
 Salomon Brothers
 U.S. Government
 Series...........
 Loomis Sayles
 Balanced Series..
 Alger Equity
 Growth Series....
 Morgan Stanley
 International
 Magnum Equity
 Series...........
 Davis Venture
 Value Series.....
 Solomon Brothers
 Strategic Bond
 Opportunities
 Series...........
 Total............
 Amount due and accrued from
 contract-related
 transactions, net............        78,406      224,873       79,872      1,585,466
 Dividends receivable.........            --           --           --         83,229
                                 -----------  -----------  -----------   ------------
         TOTAL ASSETS.........    24,769,891   86,324,256   34,593,320    450,440,539
 LIABILITIES
 Due to (from) New England Life
 Insurance Company............       (44,237)     223,486      (82,976)       232,266
                                 -----------  -----------  -----------   ------------
 NET ASSETS                      $24,814,128  $86,100,770  $34,676,296   $450,208,273
                                 ===========  ===========  ===========   ============
 Net Assets consist of:
 Net Assets attributable to
 Variable Annuity
 Contracts....................   $24,261,165  $84,555,420  $33,384,179   $438,092,811
 Annuity Reserves (Note 7)....       552,963    1,545,350    1,292,117     12,115,462
                                 -----------  -----------  -----------   ------------
         TOTAL NET ASSETS.....   $24,814,128  $86,100,770  $34,676,296   $450,208,273
                                 ===========  ===========  ===========   ============


                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                    ----------------------------------------------------------------------------------------------------
                       BOND      MONEY     AVANTI   GROWTH AND   SMALL       U.S.                 EQUITY   INTERNATIONAL
                      INCOME     MARKET    GROWTH     INCOME      CAP     GOVERNMENT  BALANCED    GROWTH      EQUITY
                       SUB-       SUB-      SUB-       SUB-       SUB-       SUB-       SUB-       SUB-        SUB-
                     ACCOUNT    ACCOUNT   ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT      ACCOUNT
                    ----------  -------- ---------- ---------- ---------- ---------- ---------- ---------- -------------
INCOME
 Dividends........  $1,945,217  $976,275 $2,407,620 $4,798,541 $5,930,573  $550,466  $3,047,021 $6,117,169  $   621,097
EXPENSES
 Mortality,
 expense risk and
 administrative
 charges
 (Note 3).........     273,001   256,711    338,700    426,698    501,429   110,575     571,695    661,841      278,858
                    ----------  -------- ---------- ---------- ----------  --------  ---------- ----------  -----------
 Net investment
 income...........   1,672,216   719,564  2,068,920  4,371,843  5,429,144   439,891   2,475,326  5,455,328      342,239
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of
  year............    (388,420)       --    365,848    534,754  1,485,276   (92,485)  1,957,461  2,073,762      368,493
  End of year.....    (229,067)       --  1,696,384  3,764,630  3,225,725    21,628   4,933,930  5,321,414     (775,750)
                    ----------  -------- ---------- ---------- ----------  --------  ---------- ----------  -----------
 Net change in
 unrealized
 appreciation
 (depreciation)...     159,353        --  1,330,536  3,229,876  1,740,449   114,113   2,976,469  3,247,652   (1,144,243)
 Net realized gain
 (loss) on
 investments......         234        --      2,229      1,645        567        85         700        465          117
                    ----------  -------- ---------- ---------- ----------  --------  ---------- ----------  -----------
 Net realized and
 unrealized gain
 (loss) on
 investments......     159,587        --  1,332,765  3,231,521  1,741,016   114,198   2,977,169  3,248,117   (1,144,126)
                    ----------  -------- ---------- ---------- ----------  --------  ---------- ----------  -----------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS...  $1,831,803  $719,564 $3,401,685 $7,603,364 $7,170,160  $554,089  $5,452,495 $8,703,445  $  (801,887)
                    ==========  ======== ========== ========== ==========  ========  ========== ==========  ===========
                                     BOND
                      VENTURE    OPPORTUNITIES
                       VALUE         SUB-
                    SUB-ACCOUNT     ACCOUNT       TOTAL
                    ------------ ------------- -----------
INCOME
 Dividends........  $ 2,640,935   $2,382,489   $31,417,403
EXPENSES
 Mortality,
 expense risk and
 administrative
 charges
 (Note 3).........      816,066      347,454     4,583,028
                    ------------ ------------- -----------
 Net investment
 income...........    1,824,869    2,035,035    26,834,375
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of
  year............    3,645,390       45,311     9,995,390
  End of year.....   16,017,523      286,373    34,262,790
                    ------------ ------------- -----------
 Net change in
 unrealized
 appreciation
 (depreciation)...   12,372,133      241,062    24,267,400
 Net realized gain
 (loss) on
 investments......          (34)         (71)        5,937
                    ------------ ------------- -----------
 Net realized and
 unrealized gain
 (loss) on
 investments......   12,372,099      240,991    24,273,337
                    ------------ ------------- -----------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS...  $14,196,968   $2,276,026   $51,107,712
                    ============ ============= ===========

                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                    -----------------------------------------------------------------------------------------------------
                      BOND      MONEY     AVANTI    GROWTH AND   SMALL       U.S.                 EQUITY
                     INCOME     MARKET    GROWTH      INCOME      CAP     GOVERNMENT  BALANCED    GROWTH    INTERNATIONAL
                      SUB-       SUB-      SUB-        SUB-       SUB-       SUB-       SUB-       SUB-        EQUITY
                     ACCOUNT   ACCOUNT   ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT     SUB-ACCOUNT
                    ---------  -------- ----------  ---------- ---------- ---------- ---------- ----------  -------------
INCOME
 Dividends........  $ 996,618  $584,576 $  796,869  $1,486,194 $1,236,100  $314,575  $  690,227 $   49,135    $217,097
EXPENSES
 Mortality,
 expense risk and
 administrative
 charges
 (Note 3).........    117,696   139,034    106,974     128,321    124,297    55,834     173,854    213,057     111,065
                    ---------  -------- ----------  ---------- ----------  --------  ---------- ----------    --------
 Net investment
 income (loss)....    878,922   445,542    689,895   1,357,873  1,111,803   258,741     516,373   (163,922)    106,032
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of
  year............    (56,238)       --    (20,804)     83,206     92,761     6,856      85,201     20,459      64,159
  End of year.....   (388,420)       --    365,848     534,754  1,485,276   (92,485)  1,957,461  2,073,762     368,493
                    ---------  -------- ----------  ---------- ----------  --------  ---------- ----------    --------
 Net change in
 unrealized
 appreciation
 (depreciation)...   (332,182)       --    386,652     451,548  1,392,515   (99,341)  1,872,260  2,053,303     304,334
 Net realized gain
 (loss) on
 investments......        (73)       --         56         172        202     1,012          72       (131)        804
                    ---------  -------- ----------  ---------- ----------  --------  ---------- ----------    --------
 Net realized and
 unrealized gain
 (loss) on
 investments......   (332,255)       --    386,708     451,720  1,392,717   (98,329)  1,872,332  2,053,172     305,138
                    ---------  -------- ----------  ---------- ----------  --------  ---------- ----------    --------
NET INCREASE IN
NET ASSETS
RESULTING FROM
OPERATIONS........  $ 546,667  $445,542 $1,076,603  $1,809,593 $2,504,520  $160,412  $2,388,705 $1,889,250    $411,170
                    =========  ======== ==========  ========== ==========  ========  ========== ==========    ========
                     VENTURE
                      VALUE        BOND
                       SUB-    OPPORTUNITIES
                     ACCOUNT    SUB-ACCOUNT     TOTAL
                    ---------- ------------- -----------
INCOME
 Dividends........  $  679,955   $891,674    $ 7,943,020
EXPENSES
 Mortality,
 expense risk and
 administrative
 charges
 (Note 3).........     204,628     92,995      1,467,755
                    ---------- ------------- -----------
 Net investment
 income (loss)....     475,327    798,679      6,475,265
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of
  year............     179,424    (56,229)       398,795
  End of year.....   3,645,390     45,311      9,995,390
                    ---------- ------------- -----------
 Net change in
 unrealized
 appreciation
 (depreciation)...   3,465,966    101,540      9,596,595
 Net realized gain
 (loss) on
 investments......         440        705          3,259
                    ---------- ------------- -----------
 Net realized and
 unrealized gain
 (loss) on
 investments......   3,466,406    102,245      9,599,854
                    ---------- ------------- -----------
NET INCREASE IN
NET ASSETS
RESULTING FROM
OPERATIONS........  $3,941,733   $900,924    $16,075,119
                    ========== ============= ===========

                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                   -------------------------------------------------------------------------------------------------------
                      BOND         MONEY       AVANTI     GROWTH AND      SMALL        U.S.                     EQUITY
                     INCOME       MARKET       GROWTH       INCOME         CAP      GOVERNMENT    BALANCED      GROWTH
                   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
FROM OPERATING
ACTIVITIES
 Net investment
 income..........  $ 1,672,216  $   719,564  $ 2,068,920  $ 4,371,843  $ 5,429,144  $   439,891  $ 2,475,326  $ 5,455,328
 Net realized and
 unrealized gain
 (loss) on
 investments.....      159,587           --    1,332,765    3,231,521    1,741,016      114,198    2,977,169    3,248,117
                   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......    1,831,803      719,564    3,401,685    7,603,364    7,170,160      554,089    5,452,495    8,703,445
FROM CONTRACT-
RELATED
TRANSACTIONS
 Purchase
 payments
 transferred from
 New England Life
 Insurance
 Company.........   11,236,642   33,271,900   12,535,013   20,020,290   21,326,402    3,841,692   26,180,743   23,395,987
 Net transfers
 (to) from other
 sub-accounts....      936,254  (32,091,801)   1,384,330    4,744,804    6,042,290      259,045    2,443,590    4,307,055
 Net transfers to
 New England Life
 Insurance
 Company.........   (1,406,131)  (1,866,995)  (1,008,921)  (3,176,042)  (1,565,170)    (430,245)  (2,461,194)  (2,018,944)
                   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase
 (decrease) in
 net assets
 resulting from
 contract-related
 transactions....   10,766,765     (686,896)  12,910,422   21,589,052   25,803,522    3,670,492   26,163,139   25,684,098
                   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
NET INCREASE IN
NET ASSETS.......   12,598,568       32,668   16,312,107   29,192,416   32,973,682    4,224,581   31,615,634   34,387,543
NET ASSETS, AT
BEGINNING OF THE
YEAR.............   14,378,999   18,136,212   15,161,997   16,491,180   19,107,748    6,398,675   24,566,577   29,038,492
                   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS, AT
END OF THE YEAR..  $26,977,567  $18,168,880  $31,474,104  $45,683,596  $52,081,430  $10,623,256  $56,182,211  $63,426,035
                   ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========
                   INTERNATIONAL   VENTURE        BOND
                      EQUITY        VALUE     OPPORTUNITIES
                    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT     TOTAL
                   ------------- ------------ ------------- -------------
FROM OPERATING
ACTIVITIES
 Net investment
 income..........   $   342,239  $ 1,824,869   $ 2,035,035  $ 26,834,375
 Net realized and
 unrealized gain
 (loss) on
 investments.....    (1,144,126)  12,372,099       240,991    24,273,337
                   ------------- ------------ ------------- -------------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......      (801,887)  14,196,968     2,276,026    51,107,712
FROM CONTRACT-
RELATED
TRANSACTIONS
 Purchase
 payments
 transferred from
 New England Life
 Insurance
 Company.........    11,037,821   36,720,286    17,465,416   217,032,192
 Net transfers
 (to) from other
 sub-accounts....       938,157    8,959,499     2,076,777            --
 Net transfers to
 New England Life
 Insurance
 Company.........      (923,740)  (2,986,228)   (1,713,411)  (19,557,021)
                   ------------- ------------ ------------- -------------
 Net Increase
 (decrease) in
 net assets
 resulting from
 contract-related
 transactions....    11,052,238   42,693,557    17,828,782   197,475,171
                   ------------- ------------ ------------- -------------
NET INCREASE IN
NET ASSETS.......    10,250,351   56,890,525    20,104,808   248,582,883
NET ASSETS, AT
BEGINNING OF THE
YEAR.............    14,563,777   29,210,245    14,571,488   201,625,390
                   ------------- ------------ ------------- -------------
NET ASSETS, AT
END OF THE YEAR..   $24,814,128  $86,100,770   $34,676,296  $450,208,273
                   ============= ============ ============= =============

                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                   ------------------------------------------------------------------------------------------------------
                                                                                       U.S.
                      BOND         MONEY       AVANTI     GROWTH AND      SMALL     GOVERNMENT                 EQUITY
                     INCOME       MARKET       GROWTH       INCOME         CAP         SUB-      BALANCED      GROWTH
                   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT
                   -----------  -----------  -----------  -----------  -----------  ----------  -----------  -----------
FROM OPERATING
ACTIVITIES
Net investment
income (loss)....  $   878,922  $   445,542  $   689,895  $ 1,357,873  $ 1,111,803  $  258,741  $   516,373    ($163,922)
 Net realized and
 unrealized gain
 (loss) on
 investments.....     (332,255)          --      386,708      451,720    1,392,717     (98,329)   1,872,332    2,053,172
                   -----------  -----------  -----------  -----------  -----------  ----------  -----------  -----------
 Net increase in
 net assets
 resulting from
 operations......      546,667      445,542    1,076,603    1,809,593    2,504,520     160,412    2,388,705    1,889,250
FROM CONTRACT-
RELATED
TRANSACTIONS
Purchase payments
transferred from
New England Life
Insurance
Company..........   10,068,726   30,165,177   10,017,554    9,961,049   12,313,114   4,228,387   16,027,105   19,491,589
Net transfers
(to) from other
sub-accounts.....      308,694  (16,711,897)   1,607,239    1,390,946    1,878,952      62,147    2,053,141    2,962,775
Net transfers
(to) from New
England Life
Insurance
Company..........     (489,973)    (975,438)    (430,695)    (957,156)    (547,400)   (469,227)    (623,930)    (789,579)
                   -----------  -----------  -----------  -----------  -----------  ----------  -----------  -----------
 Net increase in
 net assets
 resulting from
 contract-related
 transactions....    9,887,447   12,477,842   11,194,098   10,394,839   13,644,666   3,821,307   17,456,316   21,664,785
                   -----------  -----------  -----------  -----------  -----------  ----------  -----------  -----------
NET INCREASE IN
NET ASSETS.......   10,434,114   12,923,384   12,270,701   12,204,432   16,149,186   3,981,719   19,845,021   23,554,035
NET ASSETS, AT
BEGINNING OF THE
YEAR.............    3,944,885    5,212,828    2,891,296    4,286,748    2,958,562   2,416,956    4,721,556    5,484,457
                   -----------  -----------  -----------  -----------  -----------  ----------  -----------  -----------
NET ASSETS, AT
END OF THE YEAR..  $14,378,999  $18,136,212  $15,161,997  $16,491,180  $19,107,748  $6,398,675  $24,566,577  $29,038,492
                   ===========  ===========  ===========  ===========  ===========  ==========  ===========  ===========
                   INTERNATIONAL   VENTURE        BOND
                      EQUITY        VALUE     OPPORTUNITIES
                    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT     TOTAL
                   ------------- ------------ ------------- -------------
FROM OPERATING
ACTIVITIES
Net investment
income (loss)....   $   106,032  $   475,327   $   798,679  $  6,475,265
 Net realized and
 unrealized gain
 (loss) on
 investments.....       305,138    3,466,406       102,245     9,599,854
                   ------------- ------------ ------------- -------------
 Net increase in
 net assets
 resulting from
 operations......       411,170    3,941,733       900,924    16,075,119
FROM CONTRACT-
RELATED
TRANSACTIONS
Purchase payments
transferred from
New England Life
Insurance
Company..........     9,804,736   18,465,880    10,298,058   150,841,375
Net transfers
(to) from other
sub-accounts.....     1,727,240    2,832,686     1,888,077            --
Net transfers
(to) from New
England Life
Insurance
Company..........      (569,779)  (1,055,952)     (804,697)   (7,713,826)
                   ------------- ------------ ------------- -------------
 Net increase in
 net assets
 resulting from
 contract-related
 transactions....    10,962,197   20,242,614    11,381,438   143,127,549
                   ------------- ------------ ------------- -------------
NET INCREASE IN
NET ASSETS.......    11,373,367   24,184,347    12,282,362   159,202,668
NET ASSETS, AT
BEGINNING OF THE
YEAR.............     3,190,410    5,025,898     2,289,126    42,422,722
                   ------------- ------------ ------------- -------------
NET ASSETS, AT
END OF THE YEAR..   $14,563,777  $29,210,245   $14,571,488  $201,625,390
                   ============= ============ ============= =============

                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Annuity Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on July 1, 1994 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eleven investment sub-accounts each of which invests in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"). The portfolios of the Zenith Fund in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund is a diversified, open-end management investment company. The Account purchases or redeems shares of the eleven Eligible Funds based on the amount of purchase payments invested in the Account, transfers among the sub-accounts, surrender payments, annuity payments and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISKS AND ADMINISTRATION CHARGES. Although variable annuity payments differ according to the investment performance of the Eligible Funds, they are not affected by mortality or expense experience because NELICO assumes the mortality and expense risks under the contracts. The mortality risk assumed by NELICO has two elements, a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk. The life annuity mortality risk results from a provision in the contract in which NELICO agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time that contracts are issued. Under deferred annuity contracts, NELICO also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of (1) a guaranteed amount equal to the aggregate purchase payments made, without interest, reduced by any partial surrender, and (2) the value of the contract as of the death valuation date. The guaranteed amount in (1) above is recalculated at the specific contract anniversaries to determine whether a higher (but never a lower) guarantee will apply, based on the contract value at the time of recalculation. Death proceeds are reduced by any outstanding contract loan and, in certain states, by a premium tax charge. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative expenses provided for in the variable annuity contract may prove to be insufficient to cover the cost of those items.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

NELICO charges the Account for the mortality and expense risk NELICO assumes. Currently, the charges are made daily at an annual rate of 1.25% of the Account assets attributable to the American Growth Series individual variable annuity contracts, and 1.00% of the Account assets attributable to the American Forerunner Series individual variable annuity contracts. NELICO also imposes an administration asset charge at an annual rate of .10% of the Account assets attributable to American Growth Series and an annual administration contract charge of $30 (not to exceed 2% of the total contract value) per contract against contract value in the Account for both the American Growth Series and American Forerunner Series, but this charge is waived for any contract year in which the contract value reaches certain amounts. A premium tax charge applies to the contracts in certain states.

4. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

5. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc. which is a subsidiary of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                ADVISER                    SUB-ADVISER
        ------           ------------------ -------------------------------------
Back Bay Advisors Bond
 Income                  TNE Advisers, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Money
 Market                  TNE Advisers, Inc. Back Bay Advisors, L.P.*
Westpeak Growth and
 Income                  TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Loomis Sayles Avanti
 Growth                  TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Small Cap  TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Morgan Stanley           TNE Advisers, Inc. Morgan Stanley Asset Management Inc.
 International Magnum
 Equity Series
Davis Venture Value      TNE Advisers, Inc. Davis Selected Advisers, L.P.(a)
Alger Equity Growth      TNE Advisers, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S.
 Government              TNE Advisers, Inc. Salomon Brothers Asset Management Inc
Salomon Brothers         TNE Advisers, Inc. Salomon Brothers Asset Management Inc(b)
 Strategic Bond
 Opportunities

--------
*  An affiliate of NELICO

(a) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc. a wholly-owned subsidiary of Davis Selected Advisers, L.P.
(b) In connection with Solomon Brothers Asset Management Inc's service as subadviser to the Strategic Bond Opportunities Series, Solomon Brothers Asset Management Inc's London based affiliate, Solomon Brothers Asset Management Limited provides certain subadvisory services to Solomon Brothers Asset Management Inc.

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-Advisory agreement between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. went into effect replacing the prior agreement between TNE Advisers, Inc. and Draycott Partners Ltd.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

On January 28, 1998 the Zenith Fund's Board of Trustees approved new advisory and subadvisory agreements (the "New Agreements") relating to the Loomis Sayles Avanti Growth Series between TNE Advisers, Inc. and the Zenith Fund on behalf of the Series, and between TNE Advisers, Inc. and Goldman Sachs Asset Management ("Goldman Sachs"), respectively. The New Agreements, which are subject to shareholder approval, are expected to become effective on or about May 1, 1998. Under the New Agreements, Goldman Sachs would become the subadvisor of the Series, succeeding Loomis Sayles & Company, L.P., and would become responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers, Inc. Accordingly, the name of the Series would be changed to the "Goldman Sachs Midcap Value Series" at the time the New Agreements take effect. Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

6. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1997:

                                                         PURCHASES     SALES
                                                        ----------- -----------
     Back Bay Advisors Bond Income Series               $16,841,907 $ 4,349,249
     Back Bay Advisors Money Market Series               48,685,335  48,970,324
     Westpeak Growth and Income Series                   33,233,707   7,534,134
     Loomis Sayles Avanti Growth Series                  20,301,291   5,362,826
     Loomis Sayles Small Cap Series                      37,778,826   6,600,835
     Loomis Sayles Balanced Series                       37,134,670   8,695,188
     Morgan Stanley International Magnum Equity Series   17,187,373   5,848,475
     Davis Venture Value Series                          55,094,472  10,493,506
     Alger Equity Growth Series                          39,728,632   8,594,154
     Salomon Brothers U.S. Government Series              6,432,752   2,290,291
     Salomon Brothers Strategic Bond Opportunities
      Series                                             26,804,707   7,095,236

7. ANNUITY RESERVES. Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from NELICO. For contracts payable on or after January 1, 1998 annuity reserves will be computed according to the Annuity 2000 Mortality Tables.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

8. INCREASE (DECREASES) IN ACCUMULATION UNITS. A summary of units outstanding for variable annuity contracts for the year ended December 31, 1997:

                              BOND            MONEY          AVANTI        GROWTH AND         SMALL           U.S.
                             INCOME          MARKET          GROWTH          INCOME            CAP         GOVERNMENT
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                         --------------- --------------- --------------- --------------- --------------- --------------
Units Outstanding
12/31/96................  4,587,906.5882  9,257,297.7125  9,082,531.9506  9,527,396.1743 12,156,548.3743 5,511,551.9895
Units Purchased.........  3,916,068.5631 14,956,260.5578  8,525,396.2900 11,653,129.7279 16,140,136.9031 3,969,281.2671
Units Redeemed..........    636,015.0558 15,289,943.9985  1,319,345.0539  1,137,962.5425  1,397,023.7503   930,233.5378
                         --------------- --------------- --------------- --------------- --------------- --------------
Units Outstanding
12/31/97................  7,867,960.0955  8,923,614.2718 16,288,583.1867 20,042,563.3597 26,899,661.5271 8,550,599.7188
                         =============== =============== =============== =============== =============== ==============
Unit Value 12/31/97.....        3.428788        2.036045        1.932280        2.279329        1.936137       1.242399
                         =============== =============== =============== =============== =============== ==============
                                             EQUITY       INTERNATIONAL      VENTURE          BOND
                            BALANCED         GROWTH          EQUITY           VALUE       OPPORTUNITIES
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                         --------------- --------------- --------------- --------------- ---------------
Units Outstanding
12/31/96................ 17,355,626.7971 18,546,947.2516 12,897,988.9760 17,782,791.6006 11,146,314.4768
Units Purchased......... 19,437,082.4699 15,656,144.5554 11,248,885.8471 23,868,861.2391 14,867,651.3746
Units Redeemed..........  2,164,765.8566  1,518,980.2309  1,579,036.1913  1,853,990.5224  1,808,834.3458
                         --------------- --------------- --------------- --------------- ---------------
Units Outstanding
12/31/97................ 34,627,943.4104 32,684,111.5761 22,567,838.6318 39,797,662.3173 24,205,131.5056
                         =============== =============== =============== =============== ===============
Unit Value 12/31/97.....        1.622453        1.940577        1.099535        2.163463        1.432601
                         =============== =============== =============== =============== ===============

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company (formerly New England Variable Life Insurance Company) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of earnings, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

In 1996, as discussed in Note 1 to the financial statements, the Company (1) adopted all applicable generally accepted accounting principles as required for mutual life insurance enterprises (or wholly-owned stock life insurance company subsidiaries of mutual life insurance enterprises) by Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies; and (2) reflected the effects of the changes in corporate organizations.

The consolidated statements of earnings, equity, and cash flows for the period ended December 31, 1995 present the combination of the individual financial statements of New England Variable Life Insurance Company and other entities listed in Note 1. Such individual financial statements were audited by other auditors before the applicable effects of the changes described in the paragraph above and their reports on the financial statements of each of the insurance entities listed in Note 1 expressed an adverse opinion as to the conformity with generally accepted accounting principles and an unqualified opinion as to conformity with statutory principles and their reports on the financial statements of each of the other entities expressed an unqualified opinion. We have audited the adjustments that were applied to restate the 1995 financial statements to reflect the effects of the changes for the adoption of generally accepted accounting principles and the changes in corporate organization as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied.

DELOITTE & TOUCHE LLP

February 17, 1998
Boston, Massachusetts

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

DECEMBER 31, 1997 AND 1996 (DOLLARS IN THOUSANDS)

                                                     NOTES    1997       1996
                                                     ----- ---------- ----------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair Value......  2,11  $  734,391 $  524,285
  Held to Maturity, at Amortized Cost..............    2           --     29,666
 Equity Securities.................................  2,11       9,399         --
 Policy Loans......................................   11      104,783     76,263
 Real Estate.......................................             2,757      1,702
 Short-Term Investments............................   11       27,944    156,560
 Other Invested Assets.............................            24,349     12,956
                                                           ---------- ----------
    Total Investments..............................           903,623    801,432
Cash and Cash Equivalents..........................   11       74,148     49,147
Deferred Policy Acquisition Costs..................           565,769    434,637
Accrued Investment Income..........................            18,712     13,713
Premiums and Other Receivables.....................    4       63,036      5,941
Other Assets.......................................            62,326     95,106
Separate Account Assets............................         1,988,225  1,206,959
                                                           ---------- ----------
    TOTAL ASSETS...................................        $3,675,839 $2,606,935
                                                           ========== ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.............................    4   $  500,429 $  464,889
Policyholder Account Balances......................  4,11     240,411    181,594
Other Policyholder Funds...........................   11        8,380      2,071
Policyholder Dividends Payable.....................            14,719      9,018
Short and Long-Term Debt...........................  8,11      85,981     84,057
Income Taxes Payable:                                  5
 Current...........................................             9,102      6,272
 Deferred..........................................            42,066     39,463
Due to Parent......................................           107,337     40,225
Other Liabilities..................................            45,647     21,965
Separate Account Liabilities.......................         1,988,225  1,206,959
                                                           ---------- ----------
    TOTAL LIABILITIES..............................         3,042,297  2,056,513
                                                           ---------- ----------
Commitments and Contingencies (Notes 2, 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding..             2,500      2,500
Contributed Capital................................           545,477    497,946
Retained Earnings..................................            68,218     46,249
Net Unrealized Investment Gains....................    3       17,347      3,727
                                                           ---------- ----------
    TOTAL EQUITY...................................   12      633,542    550,422
                                                           ---------- ----------
TOTAL LIABILITIES AND EQUITY.......................        $3,675,839 $2,606,935
                                                           ========== ==========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EARNINGS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (DOLLARS IN THOUSANDS)

                                               NOTES   1997     1996     1995
                                               ----- -------- -------- --------
REVENUES
Premiums......................................   4   $ 63,616 $ 37,410 $ 38,566
Universal Life and Investment-Type Product
 Policy Fee Income............................        145,157  101,756   79,371
Net Investment Income.........................   3     61,059   49,628   41,815
Investment Gains (Losses), Net................   3        890    8,822   10,514
Commissions, Fees and Other Income............         28,302   44,930   34,555
                                                     -------- -------- --------
  TOTAL REVENUES..............................        299,024  242,546  204,821
                                                     -------- -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................   4    100,180   65,520   55,810
Interest Credited to Policyholder Account
 Balances.....................................          6,220    5,558    2,564
Policyholder Dividends........................         21,325   14,830   13,954
Other Operating Costs and Expenses............  10    144,342  143,886   99,424
                                                     -------- -------- --------
  TOTAL BENEFITS AND OTHER DEDUCTIONS.........        272,067  229,794  171,752
                                                     -------- -------- --------
Earnings from Operations before Income Taxes..         26,957   12,752   33,069
Income Taxes..................................   5      4,988    3,051   12,303
                                                     -------- -------- --------
NET EARNINGS..................................       $ 21,969 $  9,701 $ 20,766
                                                     ======== ======== ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EQUITY
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS)

                                    COMMON
                                    STOCK &            NET UNREALIZED
                                  CONTRIBUTED RETAINED   INVESTMENT
                                    CAPITAL   EARNINGS GAINS (LOSSES)  TOTAL
                                  ----------- -------- -------------- --------
BALANCES AT DECEMBER 31, 1994....   228,057    15,782         (670)    243,169
Net Earnings.....................              20,766                   20,766
Change in Net Unrealized Invest-
 ment Gains (Losses).............                           27,026      27,026
Contributed Capital..............    63,543                             63,543
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1995....   291,600    36,548       26,356     354,504
Net Earnings.....................               9,701                    9,701
Change in Net Unrealized Invest-
 ment Gains (Losses).............                          (22,629)    (22,629)
Contributed Capital..............   208,846                            208,846
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1996....   500,446    46,249        3,727     550,422
Net Earnings.....................              21,969                   21,969
Change in Net Unrealized Invest-
 ment Gains (Losses).............                           13,620      13,620
Contributed Capital..............    47,531                             47,531
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1997....  $547,977   $68,218     $ 17,347    $633,542
                                   ========   =======     ========    ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS)

                                                  1997       1996       1995
                                                ---------  ---------  ---------
NET CASH USED BY OPERATING ACTIVITIES.........  $(121,838) $ (85,674) $(111,834)
                                                ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
 Available for Sale Fixed Maturities..........    178,003    276,420    538,297
 Held to Maturity Fixed Maturities............         --     10,519        625
 Mortgage Loans on Real Estate................         --      2,210         12
 Other, Net...................................        128         --         --
 Purchases of:
 Available for Sale Fixed Maturities..........   (326,059)  (259,713)  (983,518)
 Real Estate..................................         --       (480)        --
 Fixed Asset Property and Equipment...........       (101)    (3,786)        --
 Other Assets.................................         --    (11,024)       (15)
 Net Change in Short-Term Investments.........    128,616   (135,731)   379,325
 Net Change in Policy Loans...................    (28,520)   (18,052)   (14,243)
 Other, Net...................................        177         67       (114)
                                                ---------  ---------  ---------
NET CASH USED BY INVESTING ACTIVITIES.........    (47,756)  (139,570)   (79,631)
                                                ---------  ---------  ---------
Cash Flows from Financing Activities:
 Common Stock
 Capital Contributions........................     46,681    159,162      9,515
 Borrowed Money...............................     (3,181)        --     25,000
 Policyholder Account Balances
 Deposits.....................................    244,338    482,552    281,762
 Withdrawals..................................    (95,066)  (364,933)  (148,403)
 Financial Reinsurance Receivables............      1,823    (37,519)        --
                                                ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES.....    194,595    239,262    167,874
                                                ---------  ---------  ---------
Change in Cash and Cash Equivalents...........     25,001     14,018    (23,591)
Cash and Cash Equivalents, Beginning of Year..     49,147     35,129     58,720
                                                ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR........  $  74,148  $  49,147  $  35,129
                                                =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid................................  $   1,495  $   1,523  $   1,277
                                                =========  =========  =========
 Income Taxes Paid............................  $   5,470  $   4,721  $   6,765
                                                =========  =========  =========
NET EARNINGS..................................     21,969      9,701     20,766
Adjustments to Reconcile Net Earnings to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
  Net.........................................   (140,578)   (68,626)   (45,823)
 Change in Accrued Investment Income..........     (4,999)       909    (11,507)
 Change in Premiums and Other Receivables.....    (57,095)     4,370     (4,073)
 Gains from Sales of Investments, Net.........       (890)   (15,979)   (21,980)
 Depreciation and Amortization Expenses.......     10,085      4,120      5,725
 Interest Credited to Policyholder Account
  Balances....................................      6,220      5,558      2,565
 Universal Life and Investment-Type Product
  Policy Fee Income...........................         --   (101,756)   (79,371)
 Change in Future Policy Benefits.............     35,540     18,202     14,539
 Change in Other Policyholder Funds...........      6,309       (283)     1,789
 Change in Policyholder Dividends Payable.....      5,701      1,671        114
 Change in Income Taxes Payable...............      1,674     (6,634)    10,211
 Other, Net...................................     (5,774)    63,073     (4,789)
                                                ---------  ---------  ---------
NET CASH USED BY OPERATING ACTIVITIES.........  $(121,838) $ (85,674) $(111,834)
                                                =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company principally provides variable life insurance and variable annuity products through a network of general agencies located throughout the United States. The Company also provides participating traditional life insurance, annuity contracts, pension products, as well as, group life, group medical, and group disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. NEMLICO was merged directly into MetLife and ceased to exist as a separate mutual life insurance company. In conjunction with the merger, NEVLICO became a subsidiary of MetLife and changed its name to New England Life Insurance Company. NELICO has continued after the merger to conduct its existing businesses and is also administering the business activities of the former parent NEMLICO. (Note 13)

NELICO is headquartered in Boston, Massachusetts and became a Massachusetts chartered company through a legal process known as redomestication. Prior to the merger, NEVLICO was organized under Delaware law. The capital structure of NELICO continues in the same form subsequent to the merger with common stock authorized at 50,000 shares and 20,000 shares issued and outstanding with a par value of $125 per share. MetLife made an additional statutory capital contribution to NELICO at the merger date totaling $208,846 consisting of $129,254 of cash and $79,592 of bonds, real estate, mortgages, common stock of affiliates and furniture and equipment. Prior to the merger, NELICO received a capital contribution from NEMLICO for $20,000 in cash. MetLife made an additional statutory capital contribution to NELICO of $50,000 in cash during 1997, which was offset by $2,469 of returned capital.

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and TNE Advisers, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses in 20 states, but is currently not actively engaged in the sale or distribution of insurance products.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO. NES is the sole owner of Hereford Insurance Agency, Inc.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. The policy applies to claims made during the policy period or during the discovery period with limits of $1,000 each claim, $1,000 annual aggregate each insured, $3,500, $3,500 and $3,000 annual aggregate all insured in 1997, 1996 and 1995 respectively.

TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain mutual funds of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

Prior to 1996, NELICO, as a wholly owned stock life insurance subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (statutory financial statements), which accounting practices were considered to be GAAP. In 1996, NELICO adopted Interpretation No. 40, APPLICABILITY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO MUTUAL LIFE INSURANCE AND OTHER ENTERPRISES (the "Interpretation") and Statement of Financial Accounting Standards (SFAS) No. 120, ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG DURATION PARTICIPATING POLICIES (the "Standard"), of the Financial Accounting Standards Board (FASB). The Interpretation and Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The cumulative effect of such adoption of all applicable authoritative GAAP pronouncements as of January 1, 1994 was reflected in the financial statements of NELICO as an adjustment of equity at January 1, 1994.

As of December 31, 1993, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 increased consolidated equity by $105, net of deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

VALUATION OF INVESTMENTS

As mentioned above, during 1997 management reclassified all of the company's fixed maturity securities to available for sale. Accordingly, as of December 31, all of the company's investment securities are carried at estimated fair value. Prior to this reclassification, certain fixed maturity securities (principally bonds) were carried at amortized cost. Unrealized investment gains and losses on investment securities are recorded directly as a separate component of equity net of related deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits. Costs of securities are adjusted for impairments in value deemed to be other than temporary. Such adjustments are recorded as realized investment losses. All securities transactions are recorded on a trade date basis.

Real estate is considered held for sale by management and is reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. No impairment allowance is required on the property.

Policy loans are stated at unpaid principal balances which approximates fair value.

Short-term investments are stated at amortized cost which approximates fair value.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. These are carried at cost, which approximates fair value.

INVESTMENT RESULTS

Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are netted against asset categories to which they apply and provisions for losses for investments are included in investment gains and losses.

PROPERTY AND EQUIPMENT

Property and equipment and leasehold improvements are included in other assets and are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation and amortization on property and equipment and leasehold improvements was $13,203, and $3,118 at December 31, 1997 and 1996, respectively. Related depreciation and amortization expense was $10,085, $3,118, and $0 for the years ended December 31, 1997, 1996 and 1995, respectively.

RECOGNITION OF INCOME AND EXPENSES

Premiums from traditional life and annuity policies with life contingencies are generally recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Reinsurance allowances for individual non-medical health contracts are recognized as income when due.

Premiums from variable life, universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

Deferred policy acquisition costs are amortized over a period up to 40 years for traditional life, variable life, universal life products and investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

For non-medical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally between 10 and 30 years) in proportion to anticipated reinsurance allowances.

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing future policy benefit liabilities range from 4 percent to 5 percent for life insurance policies.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

INCOME TAXES

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., files a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and nonlife insurance direct subsidiaries. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

SEPARATE ACCOUNT OPERATIONS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities.

Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

POLICYHOLDER DIVIDENDS

The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

For the years ended December 31, 1997, 1996 and 1995, the Company received capital contributions in the form of transfer of assets of $0, $79,592 and $54,028, respectively.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

The FASB has issued SFAS No. 130 REPORTING COMPREHENSIVE INCOME which establishes standards for reporting and presentation of comprehensive income and its components. Comprehensive income (loss) was $35,589, $(12,928), and $47,792 in 1997, 1996, and 1995, respectively. Consolidated statements of comprehensive income, which will be required in 1998, have not been presented as the Company has not determined the individual amounts to be displayed in such statements.

RECLASSIFICATIONS

Certain reclassifications have been made to prior years' amounts to conform to the 1997 presentation.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed securities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1997
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $ 12,105  $    101 $    --  $ 12,206
  Foreign governments....................    2,316        67      --     2,383
  Corporate..............................  620,916    41,564   3,308   659,172
  Mortgage-backed securities.............   57,348     3,282      --    60,630
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $692,685  $ 45,014 $ 3,308  $734,391
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................    9,424       216     241     9,399
                                          --------  -------- -------  --------
    Total Equity Securities.............. $  9,424  $    216 $   241  $  9,399
                                          ========  ======== =======  ========

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1996
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $  5,465  $     47 $    25  $  5,487
  Foreign governments....................    1,577         1      57     1,521
  Corporate..............................  505,683    18,637   7,093   517,227
  Mortgage-backed securities.............       49         1      --        50
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $512,774  $ 18,686 $ 7,175  $524,285
                                          ========  ======== =======  ========

HELD TO MATURITY SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1996
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $  7,299  $     51 $     6  $  7,344
  States and political subdivisions......      480        38      --       518
  Corporate..............................   21,887       860      99    22,648
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $ 29,666  $    949 $   105  $ 30,510
                                          ========  ======== =======  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Included in net unrealized investment gains (losses) are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized investment gains (losses) consists of the following:

                                                                       1997 1996
                                                                       ---- ----
   Net unrealized gains on investments................................ $281 $ 8
   Unrealized gains (losses) on the maturity of forward contracts.....   14  14
                                                                       ---- ---
                                                                       $295 $22
                                                                       ==== ===

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1997 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................. $  5,729   $  5,723
   Due after one year through five years...................   61,395     62,503
   Due after five years through ten years..................  155,795    157,820
   Due after ten years.....................................  412,418    447,715
                                                            --------   --------
     Subtotal..............................................  635,337    673,761
   Mortgage-backed securities..............................   57,348     60,630
                                                            --------   --------
     Total................................................. $692,685   $734,391
                                                            ========   ========

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1997 the trust held $516,491 of bonds and short-term investments, and at December 31, 1996, the trust held $787 of cash and $468,847 of bonds and short-term investments.

ASSETS ON DEPOSIT

As of December 31, 1997 and 1996, the Company had assets on deposit with regulatory agencies of $7,020 and $5,884, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


3. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The sources of net investment income are as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
   Fixed maturities................................. $50,348  $44,630  $39,264
   Equity securities................................   4,915       --       --
   Mortgage loans on real estate....................      --      110      234
   Real estate......................................     815       55       --
   Policy loans.....................................   5,081    3,734    2,831
   Cash, cash equivalents and short-term
    investments.....................................   4,160    3,656    1,174
   Other investment income..........................     591       38       --
                                                     -------  -------  -------
   Gross investment income..........................  65,910   52,223   43,503
   Investment expenses..............................  (4,851)  (2,595)  (1,688)
                                                     -------  -------  -------
   Net Investment income............................ $61,059  $49,628  $41,815
                                                     =======  =======  =======

Investment gains (losses) are summarized as follows:

                                                        1997    1996    1995
                                                       ------  ------- -------
   Fixed maturities................................... $ (774) $15,467 $21,981
   Other..............................................  1,032      512      (1)
                                                       ------  ------- -------
     Subtotal.........................................    258   15,979  21,980
   Investment gains (losses) related to accelerated
    amortization of deferred
    policy acquisition costs..........................   (632)   7,157  11,466
                                                       ------  ------- -------
   Investment gains (losses), net..................... $  890  $ 8,822 $10,514
                                                       ======  ======= =======

Proceeds from the sales of bonds classified as available for sale during 1997, 1996 and 1995 were $143,107, $275,008 and $518,417 respectively. During 1997,
1996 and 1995, respectively, gross gains of $1,846, $19,109 and $22,558, and gross losses of $1,489, $3,878, and $577 were realized on those sales.

Proceeds from the call of direct issue fixed maturities classified as held to maturity during 1997, 1996 and 1995 were $0, $5,291 and $0, respectively. During 1997, 1996 and 1995, respectively, gross gains of $0, $236 and $0, and gross losses of $0, $0 and $0 were realized due to prepayment premiums received. In 1997 the Company transferred all fixed maturities classified as held to maturity to available for sale.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity and the changes for the corresponding years are summarized as follows:

                                                   1997      1996      1995
                                                 --------  --------  --------
   Year ended December 31
   Balance, beginning of year................... $  3,727  $ 26,356  $   (670)
     Change in unrealized investment gains
      (losses)..................................   30,207   (46,850)   58,947
     Change in unrealized investment gains
      (losses) attributable to:
       Deferred policy acquisition cost
        allowances..............................   (9,446)   12,211   (17,884)
       Deferred income tax (expense) benefit....   (7,141)   12,010   (14,037)
                                                 --------  --------  --------
   Balance, end of year......................... $ 17,347  $  3,727  $ 26,356
                                                 ========  ========  ========
   December 31
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
       Fixed maturities......................... $ 41,706  $ 11,525  $ 58,369
       Other....................................       22        (4)        2
                                                 --------  --------  --------
                                                   41,728    11,521    58,371
   Amounts of unrealized investment gains
    (losses) attributable to:
     Deferred policy acquisition cost
      allowances................................  (15,202)   (5,756)  (17,967)
     Deferred income tax (expense) benefit......   (9,179)   (2,038)  (14,048)
                                                 --------  --------  --------
   Balance, end of year......................... $ 17,347  $  3,727  $ 26,356
                                                 ========  ========  ========

Net unrealized investment gains at December 31, 1997, before deferred Federal income tax, reflects gross unrealized gains of $45,014 and gross unrealized losses of $3,308.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance.

The effect of reinsurance on premiums earned is as follows:

                                                     1997      1996      1995
                                                   --------  --------  --------
   Direct premiums................................ $ 30,975  $  2,682  $  2,794
   Reinsurance assumed............................   62,315    67,483    69,330
   Reinsurance ceded..............................  (29,674)  (32,755)  (33,558)
                                                   --------  --------  --------
   Net premiums earned............................ $ 63,616  $ 37,410  $ 38,566
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $55,445, $23,962 and $22,577 for the years ended December 31, 1997, 1996 and 1995, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoveries of $1,489 and $200 at December 31, 1997 and 1996, respectively.

A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

5. INCOME TAXES

Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code").

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., files a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and nonlife insurance direct subsidiaries. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

A summary of income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   1997
   Federal............................................ $8,473  $(3,772)  $ 4,701
   State and Local....................................    316      (29)      287
                                                       ------  -------   -------
     Total............................................ $8,789  $(3,801)  $ 4,988
                                                       ======  =======   =======
   1996
   Federal............................................ $5,333  $(1,531)  $ 3,802
   State and Local....................................     --     (751)     (751)
                                                       ------  -------   -------
     Total............................................ $5,333  $(2,282)  $ 3,051
                                                       ======  =======   =======
   1995
   Federal............................................ $5,504  $ 6,355   $11,859
   State and Local....................................     --      444       444
                                                       ------  -------   -------
       Total.......................................... $5,504  $ 6,799   $12,303
                                                       ======  =======   =======

Reconciliations of the differences between income taxes of operations computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
   Income before taxes.............................. $26,957  $12,752  $33,069
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................   9,435    4,463   11,574
   Tax effect of:
     Change in valuation allowance..................      --  (13,948)    (413)
     NOL benefit write-off..........................      --   13,012       --
     State and local income taxes...................  (1,013)    (488)     289
     Other, net.....................................  (3,434)      12      853
                                                     -------  -------  -------
   Income Tax Expense............................... $ 4,988  $ 3,051  $12,303
                                                     =======  =======  =======

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The net deferred tax liabilities recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax liabilities at December 31, 1997 and 1996 are as follows:

                                                            1997       1996
                                                          ---------  ---------
   Deferred tax assets:
     Policyholder liabilities............................ $  63,723  $  83,304
     Net operating loss carryforward.....................        --     12,548
     Other...............................................    81,988     14,690
                                                          ---------  ---------
       Total gross assets................................   145,711    110,542
                                                          ---------  ---------
   Deferred tax liabilities:
     Investments.........................................    (2,456)    (2,526)
     Deferred policy acquisition costs...................  (168,270)  (132,965)
     Net unrealized capital gains........................    (9,179)    (2,038)
     Other...............................................    (7,872)   (12,476)
                                                          ---------  ---------
       Total gross liabilities...........................  (187,777)  (150,005)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (42,066) $ (39,463)
                                                          =========  =========

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                                     1997      1996     1995
                                                   --------  --------  -------
   Policyholder liabilities....................... $(23,759) $(17,818) $(4,110)
   Net operating loss carryforward................   12,548       464       --
   Investments....................................    1,319        --       --
   Deferred policy acquisition costs..............   33,621    21,828   13,878
   Other, net.....................................  (27,530)   (6,756)  (2,969)
                                                   --------  --------  -------
     Total........................................ $ (3,801) $ (2,282) $ 6,799
                                                   ========  ========  =======

6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The Company's net pension cost charged to income in 1997, 1996, and 1995 was $277, $159, and $150, respectively, which represents the Company's allocation of the total net periodic pension cost of the Plans as shown below:

                                                     1997      1996      1995
                                                   --------  --------  --------
   Service cost................................... $  5,310  $  5,761  $  4,797
   Interest cost on projected benefit obligation..   13,958    12,489    11,012
   Actual return on assets........................  (22,250)  (15,468)  (21,221)
   Net amortization and deferrals.................   11,092     6,009    13,059
                                                   --------  --------  --------
     Net periodic pension cost.................... $  8,110  $  8,791  $  7,647
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.5 percent.

The following information for the Plans includes amounts relating to NEMLICO.

                                                              1997      1996
                                                            --------  --------
   Actuarial present value of accumulated plan benefits.... $143,681  $133,000
                                                            ========  ========
   Projected benefit obligation............................  193,652   182,000
                                                            ========  ========
   Net assets available for plan benefits..................  150,820   130,992
                                                            ========  ========
   Unrecognized prior service cost.........................    2,844       224
                                                            ========  ========
   Unrecognized net (loss) from past experience difference
    from that assumed......................................  (18,936)  (37,327)
                                                            ========  ========
   Unamortized transition gains............................ $  5,832  $  4,015
                                                            ========  ========

The weighted average discount rate was 7.75%, 7.5% and 8.0% in 1997, 1996 and 1995, respectively. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit was 5.0% for 1997, 1996 and 1995. Assets of the Plans consist of bonds, stocks, real estate, and insurance contracts and have an assumed long-term rate of return of 8.75% for 1997, and 8.5% for 1996 and 1995.

OTHER POSTRETIREMENT BENEFITS

Prior to the merger, NEMLICO provided certain health care and life insurance benefits for retired employees. Substantially all employees would have become eligible for these benefits had they reached retirement age while working for NEMLICO. Subsequent to the merger, these benefits are being provided by MetLife, with respect to benefits earned prior to the merger, and the Company, with respect to benefits earned subsequent to the merger.

As claims were incurred, the Company made contributions to the plan in 1997 and 1996 which were considered immaterial. The total contributions made to the plan were $3,670 and $3,386, in 1997 and 1996, respectively. The following table sets forth the plan's fiscal year end funded status:

                                                                 1997    1996
                                                                ------- -------
   Accumulated postretirement benefit obligation:
     Retirees.................................................. $33,823 $28,566
     Fully eligible active plan participants...................   4,487   5,482
     All other actives.........................................  11,114  11,098
                                                                ------- -------
   Total.......................................................  49,424  45,146
     plus: unrecognized net gain...............................  15,726  19,997
                                                                ------- -------
   Accrued postretirement benefit liability.................... $65,150 $65,143
                                                                ======= =======

                                                           1997    1996    1995
                                                          ------  ------  ------
   The components of net postretirement benefit cost
    were:
     Service cost........................................ $  880  $  876  $  876
     Interest cost.......................................  3,690   3,183   3,768
     Amortization of gain................................   (849) (1,155) (1,043)
                                                          ------  ------  ------
   Net periodic postretirement benefit cost.............. $3,721  $2,904  $3,601
                                                          ======  ======  ======

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Net periodic postretirement benefit costs for the years ended December 31, 1997, 1996 and 1995, includes the cost of benefits earned by active employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The discount rate used to determine the net periodic postretirement benefit cost was 7.75%, 7.25% and 8.5% for 1997, 1996 and 1995, respectively.

The discount rate used to determine the accumulated postretirement benefit obligation was 7.75% and 7.50% as of December 31, 1997 and 1996, respectively. The health care cost trend rate was 7.8% graded to 5.0% over 8 years for 1997, and 8.2% graded to 5.0% over 8 years for 1996. The health care cost trend rate assumption has a minimal impact on the amounts reported, since the Company has capped its contributions at 200% of 1993 levels.

7. LEASES

LEASE EXPENSE

The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under non-cancelable leases for 1998 and the succeeding four years are $13,323, $13,057, $11,765, $10,739 and $10,468, respectively, and $95,762 thereafter.
Minimum future sub-lease rental income on these non-cancelable leases for 1998 and the succeeding four years is $3,553, $3,620, $3,600, $3,578 and $3,578, respectively, and $15,257 thereafter.

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest at a variable rate, equal to the greater of the bank's base rate or money market rates plus 0.6% per annum payable monthly, 5.8% at December 31, 1997 and 5.7% at December 31, 1996. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years. The carrying value of the loan approximates its fair value of $21,965, repayments made during 1997 were $3,181.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the "Notes"), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $64,016, repayments made during 1997 were $0.

9. CONTINGENCIES

The Company has no contingent liabilities which might materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings which are beyond the ordinary course of business which could have a material financial effect.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                                   1997       1996      1995
                                                 ---------  --------  --------
   Compensation costs........................... $  58,754  $ 36,172  $ 23,630
   Commissions..................................    77,351    51,617    37,476
   Debt expense.................................     6,750     6,261     5,659
   Amortization of policy acquisition costs.....    17,723    22,233    21,199
   Capitalization of policy acquisition costs...  (157,670)  (98,016)  (65,850)
   Rent expense, net of sub-lease income of
    $719, $119 and $0...........................     4,473     3,060     1,609
   Other........................................   136,961   122,559    75,701
                                                 ---------  --------  --------
     Total...................................... $ 144,342  $143,886  $ 99,424
                                                 =========  ========  ========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1997 and 1996 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1997:
   ASSETS
   Fixed Maturities......................................... $734,391  $734,391
   Equity Securities........................................    9,399     9,399
   Policy loans.............................................  104,783   104,783
   Short-term investments...................................   27,944    27,944
   Cash and cash equivalents................................   74,148    74,148
   LIABILITIES
   Policyholder account balances............................    9,271     8,508
   Other policyholder funds.................................    4,324     4,324
   Short and long-term debt.................................   85,981    85,981
   DECEMBER 31, 1996:
   ASSETS
   Fixed Maturities......................................... $553,951  $554,795
   Policy loans.............................................   76,263    76,263
   Short-term investments...................................  156,560   156,560
   Cash and cash equivalents................................   49,147    49,147
   LIABILITIES
   Policyholder account balances............................    3,368     3,168
   Other policyholder funds.................................    2,868     2,868
   Short and long-term debt.................................   84,057    84,057

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 91% of the carrying value and estimated fair value of the total bonds as of December 31, 1997 and 96% of the carrying value and estimated fair value of the total bonds as of December 31, 1996. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

The estimated fair value of short and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

12. STATUTORY FINANCIAL INFORMATION

The following reconciles statutory net income and statutory surplus and reflects the corporate reorganization described in Note 1 determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1997       1996       1995
                                               ---------  ---------  ---------
   Statutory net income (loss)................ $ (37,358) $ (46,021) $     375
   Adjustments to GAAP for life insurance
    companies:
     Future policy benefits and policyholders
      account balances........................  (718,229)   (41,174)    (9,616)
     Deferred policy acquisition costs........   139,947     68,626     45,823
     Deferred Federal Income taxes............     4,009      2,283     (6,799)
     Statutory interest maintenance reserve...       342        231         --
     Other, net...............................   633,258     25,756     (9,017)
                                               ---------  ---------  ---------
   Net GAAP Earnings.......................... $  21,969  $   9,701  $  20,766
                                               =========  =========  =========
                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1997       1996       1995
                                               ---------  ---------  ---------
   Statutory surplus.......................... $ 307,290  $ 355,853  $ 203,374
   Adjustments to GAAP for life insurance
    companies:
     Future policy benefits and policyholders
      account balances........................  (279,510)  (195,273)  (154,099)
     Deferred policy acquisition costs........   565,769    434,637    353,809
     Deferred Federal Income taxes............   (43,318)   (40,185)   (55,201)
     Valuation of investments.................    56,873     11,503     58,063
     Statutory interest maintenance reserve...       571        306         74
     Statutory investment valuation reserves..     8,388      3,335        373
     Surplus notes............................   (64,016)   (58,911)   (54,210)
     Receivables from reinsurance
      transactions............................    27,519     26,030         --
     Other, net...............................    53,976     13,127      2,320
                                               ---------  ---------  ---------
   GAAP Equity................................ $ 633,542  $ 550,422  $ 354,503
                                               =========  =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under a service agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger, the Company has entered into a Service Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger of NEMLICO and MetLife and those policies and contracts defined in the Service Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $186,757 including accruals for administrative services on NEMLICO administered contracts for 1997. The Company charged MetLife $88,043 including accruals for administrative services on NEMLICO administered contracts for the period of September 1, 1996 through December 31, 1996. Prior to the merger, the Company paid $62,643 to NEMLICO for administrative services on variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In 1995, the Company paid $50,875 to NEMLICO for administrative services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

In 1997, MetLife made a capital contribution to the Company of $50,000 in cash. In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,558. MetLife also made non-cash capital contributions of home-office properties of $10,301, socially-responsible investments with a book value of $11,916, furniture, equipment and leasehold improvements of $27,816, and a cash contribution of $128,412. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000.

In 1995, NEMLICO made a non-cash capital contribution to NELICO of publicly-traded debt securities and private-placement obligations with an estimated fair value of $54,028. NELICO received cash contributions from NEMLICO of $8,215 in 1995.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building which it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $2,340 and $780 in 1997 and 1996, respectively.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,217 which included principal of $2,204, and interest of $13.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3.9 billion and $33 million under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $64,016 at December 31, 1997 and $58,911 at December 31, 1996.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SUBSEQUENT EVENTS

In February 1998, the Company signed a definitive agreement to acquire all of the outstanding common stock of Nathan Lewis Holding Corp. (Nathan Lewis) a broker-dealer based in New York City. Under the terms of the agreement, the Company will pay approximately $28 million in cash at the close and $2 million per year over the next three years subject to certain financial conditions. Nathan Lewis had approximately $22 million in assets and earned $2.1 million on revenues of $78.4 million for the twelve month fiscal period ended September 30, 1997. The acquisition, which is expected to close in the second quarter of 1998, will be accounted for as a purchase under generally accepted accounting principles.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the statutory statements of operations, surplus, and cash flows of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, surplus, and cash flows are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statements of operations, surplus, and cash flows. We believe that our audit of the statements of operations, surplus, and cash flows provides a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared the statements of operations, surplus, and cash flows using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 statements of operations, surplus, and cash flows, prepared using SAP, presented fairly, in all material respects the results of operations and cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the aforementioned financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 statements of operations, surplus, and cash flows is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the results of operations or cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 8, 1996, except for the information in the second paragraph under "Basis of Presentation and Principles of Consolidation" of Note 1, for which the date is February 18, 1997

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT ON INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholder of New England Pension and Annuity Company:

We have audited the statutory statements of operations and surplus, and cash flows of New England Pension and Annuity Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and surplus, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statements of operations and surplus, and cash flows. We believe that our audit of the statements of operations and surplus, and cash flows provides a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared the statements of operations and surplus, and cash flows using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 statements of operations and surplus, and cash flows, prepared using SAP, presented fairly, in all material respects the results of operations and cash flows of New England Pension and Annuity Company for the year ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the aforementioned financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 statements of operations and surplus, and cash flows is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the results of operations or cash flows of New England Pension and Annuity Company for the year ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of New England Pension and Annuity Company for the year ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 8, 1996, except for the information in the second paragraph under "Basis of Presentation and Principles of Consolidation" of Note 1, for which the date is February 18, 1997

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

April 23, 1996

To The Board of Directors and Shareholder of
Exeter Reassurance Company, Ltd.

We have audited the statutory statements of operations and surplus, and cash flows of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and surplus, and cash flows are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations and surplus, and cash flows. We believe that our audit of the statements of operations and surplus, and cash flows provides a reasonable basis for our opinion.

The statutory statements of operations and surplus, and cash flows have been prepared in conformity with The Insurance Act 1978, amendments thereto and related regulations and are not intended to be presented in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above (and not included herein) do not present fairly in conformity with U.S. GAAP, the results of operations or cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995. In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995 in conformity with the Insurance Act 1978, amendments thereto and related regulations.

COOPERS & LYBRAND
CHARTERED ACCOUNTANTS

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholder of New England Securities Corporation:

We have audited the consolidated statements of operations, shareholder's equity, and cash flows of New England Securities Corporation for the year ended December 31, 1995. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, shareholder's equity, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations, shareholder's equity, and cash flows. We believe that our audit of the statements of operations, shareholder's equity, and cash flows provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the consolidated results of operations and cash flows of New England Securities Corporation for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 9, 1996

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholder and Board of Directors of TNE Advisers, Inc.:

We have audited the statements of operations, changes in shareholder's equity, and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, changes in shareholder's equity, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations, changes in shareholder's equity, and cash flows. We believe that our audit of the statements of operations, changes in shareholder's equity, and cash flows provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 29, 1996

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

March 14, 1996

To The Shareholders of
Newbury Insurance Company, Limited

We have audited the statements of earnings and retained earnings, and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of earnings and retained earnings, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of earnings and retained earnings, and cash flows. We believe that our audit of the statements of earnings and retained earnings, and cash flows provides a reasonable basis for our opinion.

The provision for losses incurred but not reported is calculated in the manner described in note 3(b). We have not reviewed the underlying information used in the calculation of the provision and therefore we have been unable to determine whether the provision for the year ended December 31, 1995 is adequate, deficient or excessive.

In our opinion, except for the effects of such adjustments, if any, that might have been determined to be necessary had we been able to assess fully the matter described in the preceding paragraph, the financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.

COOPERS & LYBRAND
CHARTERED ACCOUNTANTS